As filed with the Securities and Exchange Commission on April 27, 2007.

Registration No. 333 -26209

811-09172

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.

Post-Effective Amendment No. 17

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 18

SEPARATE ACCOUNT VA A

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code

(319) 297-8363

Darin D. Smith, Esquire Transamerica Life Insurance Company 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001 (Name and Address of Agent for Service)	Copy to: Frederick R. Bellamy, Esquire Sutherland, Asbill and Brennan L.L.P. 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2007 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE ATLAS

PORTFOLIO BUILDER

VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA A

by

TRANSAMERICA LIFE INSURANCE COMPANY

Prospectus

May 1, 2007

This annuity policy has many investment choices. There is a fixed account, which offers interest at rates that are guaranteed by Transamerica Life Insurance Company (Transamerica), and various underlying fund portfolios offered by various underlying fund portfolios. You can choose any combination of the investment choices. You bear the entire investment risk for all amounts you put in the underlying fund portfolios.

This prospectus and the underlying fund portfolio prospectuses give you important information about the policy and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Atlas Portfolio Builder Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2007. Please call us at (800)-525-6205 or write us at Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa, 52499. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. More information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

•	NOT FDIC INSURED

•	NOT A DEPOSIT

•	NO BANK GUARANTEE

•	MAY LOSE VALUE

•	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

AEGON/Transamerica Series Trust (“A/T”) – Initial Class

Portfolio Construction Manager: Morningstar

Associates, LLC

Asset Allocation – Conservative Portfolio

Asset Allocation – Growth Portfolio

Asset Allocation – Moderate Portfolio

Asset Allocation – Moderate Growth Portfolio

International Moderate Growth Fund

Subadvised by Capital Guardian Trust Company

Capital Guardian Value

Subadvised by T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income

T. Rowe Price Growth Stock

Subadvised by Transamerica Investment Management LLC

Transamerica Equity

Subadvised by Van Kampen Asset Management

Van Kampen Mid-Cap Growth

AIM Variable Insurance Funds – Series I Shares

Managed by A I M Advisors, Inc.

AIM V.I. Capital Appreciation Fund

AIM V.I. Core Equity Fund

AllianceBernstein Variable Products Series Fund, Inc. – Class B

Managed by AllianceBernstein L.P.

AllianceBernstein Global Technology Portfolio

AllianceBernstein Growth Portfolio

AllianceBernstein Large Cap Growth Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Managed by The Dreyfus Corporation

Dreyfus Variable Investment Fund – Initial Class

Managed by The Dreyfus Corporation

Dreyfus VIF – Appreciation Portfolio

Dreyfus VIF – Developing Leaders Portfolio

Dreyfus VIF – Growth and Income Portfolio

Dreyfus VIF – Quality Bond Portfolio

Federated Insurance Series

Managed by Federated Equity Management Company of Pennsylvania

Federated Capital Income Fund II

Managed by Federated Investment Management Company

Federated High Income Bond Fund II

Federated Prime Money Fund II

Janus Aspen Series – Service Shares

Managed by Janus Capital Management LLC

Janus Aspen – Balanced Portfolio

Janus Aspen – International Growth Portfolio

Janus Aspen – Large Cap Growth Portfolio

Janus Aspen – Mid Cap Growth Portfolio

Janus Aspen – Worldwide Growth Portfolio

2

3

GLOSSARY OF TERMS

Accumulation Unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Partial Surrender (referred to as adjusted partial withdrawal in your policy)—The adjusted partial surrender is:

•	the gross partial surrender, [gross partial surrender = requested surrender—excess interest adjustment + surrender charges on (excess partial surrender—excess interest adjustment)]; multiplied by

•	the adjustment factor, which is the current death proceeds prior to surrender divided by the current policy value prior to surrender.

Adjusted Policy Value—The policy value increased or decreased by any excess interest adjustment.

Annuitant—The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date—The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month following the month after the annuitant attains age 98. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option—A method of receiving a stream of annuity payments selected by the owner.

Cash Value—The adjusted policy value less any applicable surrender charge.

Cumulative Free Percentage—For the first policy year, the cumulative free percentage is 10% of your cumulative premium payments. For subsequent policy years, the cumulative free percentage is 10% of your cumulative premium payments plus any unused cumulative free percentage from prior years. The cumulative free percentage is determined at the time of surrender. This is only available during the accumulation phase.

Excess Interest Adjustment—A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account—One or more investment choices under the policy that are part of Transamerica’s general assets and are not in the separate account.

Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account, which Transamerica may offer, into which premium payments may be paid or amounts transferred.

Owner—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.

Policy Date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value—On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	partial surrenders (including the net effect of any applicable excess interest adjustment and surrender charges on such surrenders); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	any applicable premium or other taxes, transfer fees, and other charges, if any.

Policy Year—A policy year begins on the policy date and on each anniversary thereafter.

Separate Account—Separate Account VA A, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Subaccount—A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying fund portfolios.

You (Your)—owner of the policy.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

THE ANNUITY POLICY

The flexible premium deferred variable annuity policy offered by Transamerica Life Insurance Company (Transamerica, we, us or our) provides a way to invest on a tax-deferred basis in the following investment choices: subaccounts of the separate account, and the fixed account of Transamerica. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy offers various subaccounts that are listed in Section 3. Each subaccount invests exclusively in shares of one of the portfolios of the underlying fund portfolios. The policy value may depend on the investment performance of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that Transamerica guarantees.

The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferral feature is most attractive to people in high federal and state tax brackets and is of no value when the policy is purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing the money that you put in.

There are various fees and charges associated with the policy. You should consider whether the features and benefits of the policy, such as the opportunity for lifetime income payments, a guaranteed death benefit, the Beneficiary Earnings Enhancement, the Beneficiary Earnings Enhancement – Extra II, and the guaranteed level of certain charges, make this policy appropriate for your needs.

PURCHASE

You can buy a nonqualified policy with a premium payment of $5,000 or more and a qualified policy with $2,000 or more, under most circumstances. You can add as little as $500 at any time during the accumulation phase.

INVESTMENT CHOICES

You can allocate your premium payments to one or more of the following investment choices described in the attached underlying fund portfolio prospectuses:

Portfolio Construction Manager: Morningstar

Associates, LLC

Asset Allocation – Conservative Portfolio – Initial Class

Asset Allocation – Growth Portfolio – Initial Class

Asset Allocation – Moderate Portfolio – Initial Class

Asset Allocation – Moderate Growth Portfolio – Initial Class

International Moderate Growth Fund – Initial Class

Subadvised by Capital Guardian Trust Company

Capital Guardian Value – Initial Class

5

Subadvised by T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income – Initial Class

T. Rowe Price Growth Stock – Initial Class

Subadvised by Transamerica Investment Management, LLC

Transamerica Equity(1)

Subadvised by Van Kampen Asset Management

Van Kampen Mid-Cap Growth – Initial Class

Managed by A I M Advisors, Inc.

AIM V.I. Capital Appreciation Fund – Series I

AIM V.I. Core Equity Fund – Series I

Managed by AllianceBernstein L.P.

AllianceBernstein Global Technology Portfolio – Class B

AllianceBernstein Growth Portfolio – Class B

AllianceBernstein Large Cap Growth Portfolio – Class B

Managed by The Dreyfus Corporation

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Managed by The Dreyfus Corporation

Dreyfus VIF – Appreciation Portfolio – Initial Class

Dreyfus VIF – Developing Leaders Portfolio – Initial Class

Dreyfus VIF – Growth and Income Portfolio – Initial Class

Dreyfus VIF – Quality Bond Portfolio – Initial Class

Managed by Federated Equity Management Company of Pennsylvania

Federated Capital Income Fund II

Managed by Federated Equity Management Company of Pennsylvania

Federated Capital Income Fund II

Managed by Federated Investment Management Company

Federated High Income Bond Fund II

Federated Prime Money Fund II

Managed by Janus Capital Management LLC

Janus Aspen – Balanced Portfolio – Service Shares

Janus Aspen – International Growth Portfolio – Service Shares

Janus Aspen – Large Cap Growth Portfolio – Service Shares

Janus Aspen – Mid Cap Growth Portfolio – Service Shares

Janus Aspen – Worldwide Growth Portfolio – Service Shares

(1)	Janus Growth merged into Transamerica Equity. Transamerica Equity is the surviving fund.

You can make or lose money in any of the underlying fund portfolios.

You may also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

EXPENSES

Note: The following section on expenses and the Annuity Policy Fee Table and expense examples only apply to policies issued after the date of this prospectus. See Appendix B for older policies.

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

Transamerica may apply a surrender charge of up to 7% of premium payments withdrawn within five years after the policy date. After the fifth policy year, no surrender charges apply. To calculate surrender charges, we consider the premium you paid to come out before any earnings. Additional premium payments do not extend the surrender charge period.

6

Full surrenders and partial surrenders from the guaranteed period options of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account.

If you elect the Initial Payment Guarantee when you annuitize, then there is an additional fee currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts.

If you elect the Beneficiary Earnings Enhancement rider (“BEE”), there is an annual rider fee during the accumulation phase of 0.25% of the policy value.

If you elect the Beneficiary Earnings Enhancement – Extra II rider (“BEE-Extra II”), there is an annual rider fee equal to 0.55% of the policy value.

We deduct daily mortality and expense risk fees and administrative charges of 1.40% per year from the assets in each subaccount for the Return of Premium Death Benefit. An additional 0.20% fee will be charged if you elect the Annual Step-Up Death Benefit.

Upon total surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable, which currently range from 0% to 3.50%.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

FAMILY PROTECTION FEATURE

If the sole owner and annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If an owner is not the annuitant, no death benefit is paid if the owner dies.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants, and beneficiaries, and consult your agent if you have questions.

The death benefit is the greatest of:

•	policy value;

•	cash value; or

•	the guaranteed minimum death benefit.

When you purchase the policy, you generally may choose one of the following guaranteed minimum death benefits:

•	Return of Premium; or

•	Annual Step-Up.

Charges are lower for the Return of Premium Death Benefit.

After the policy is issued, the guaranteed minimum death benefit cannot be changed.

ACCESS TO YOUR MONEY

You can take out $250 or more anytime during the accumulation phase (except under certain qualified policies). You may take out up to the cumulative free percentage free of surrender charges. Surrenders in excess of the cumulative free percentage may be subject to a surrender charge and an excess interest adjustment. You may also have to pay income tax and a tax penalty on any money you take out.

Access to amounts held in qualified plans may be restricted or limited.

Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency CashSM annuity payment option.

7

ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive an income under one of several annuity payment options. You can choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available as an optional rider and it guarantees a minimum amount for each payment.

TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

ADDITIONAL FEATURES

This policy has additional features that might interest you. These include but are not limited to, the following:

•

Systematic Payout Option. You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

Nursing Care and Terminal Condition Withdrawal Option. Under certain medically related circumstances, we will allow you to surrender or partially withdraw your money without a surrender charge and excess interest adjustment.

•	Telephone Transactions. You may make transfers and/or change the allocation of additional premium payments by telephone. We may restrict or eliminate this feature.

•	Dollar Cost Averaging. You can arrange to have a certain amount of money automatically transferred, either monthly or quarterly, into your choice of subaccounts.

•

Asset Rebalancing. We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts.

•

Initial Payment Guarantee. You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial payment. There is an extra charge for this rider.

•

Beneficiary Earnings Enhancement and Beneficiary Earnings Enhancement-Extra II. You can elect one of two optional riders that might pay an additional amount on top of the policy death benefit, in certain circumstances. These features are called the “Beneficiary Earnings Enhancement” and the “Beneficiary Earnings Enhancement – Extra II”. There is an extra charge for these riders.

These features may not be available for all policies, may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.

OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally at least 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid and accumulated gains or losses in the separate account. Please note, we will not credit interest on amounts allocated to the fixed account if you return your policy for a refund during the right to cancel period. We will pay the refund within 7 days after we receive written notice of cancellation and the returned policy at our administrative and service office within the applicable period. The policy will then be deemed void.

8

No Probate. Usually the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Old Policies. This prospectus generally describes policies issued after the date of this prospectus. See Appendix B for information on how older policies have different features and requirements, and sometimes different fees and deductions.

State Variations. Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that may be applicable to your state.

Financial Statements. Financial statements for Transamerica and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation before January 1, 2007) is in Appendix A to this prospectus.

INQUIRIES

If you need more information or want to make a transaction, please contact us at our Administrative and Service Office:

Administrative and Service Office

Attention: Customer Care Group

Transamerica Life Insurance Company

4333 Edgewood Road NE

Cedar Rapids, IA 52499

9

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES(1)

The following tables describe the fees and expense that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. State premium taxes may also be deducted, and excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

Policy Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(2)	7%
Transfer Fee(3)	$0 -$10
Special Service Fee	$0 -$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Annual Service Charge	None
Separate Account Annual Expenses (as a percentage of average account value):
Base Separate Account Expenses:
Mortality and Expense Risk Fee(4)	1.25%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.40%
Optional Separate Account Expenses:
Annual Step-Up Death Benefit(5)	0.20%
Total Separate Account Expenses with Highest Optional Separate Account Expenses(6)	1.60%
Annual Optional Rider Fees:(7)
Beneficiary Earnings Enhancement Fee(8)	0.25%
Beneficiary Earnings Enhancement – Extra II Fee(9)	0.55%
Living Benefits Rider(10)	0.60%
5 For Life Rider(11)	0.60%
5 for Life with Growth Rider (without additional death benefit)(11)	0.60%
5 for Life with Growth Rider (with additional death benefit)(11)	0.85%

The next items shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2006 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(12):	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.75%	1.55%

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This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2006, and the base policy with the Annual Step-Up Death Benefit, Beneficiary Earnings Enhancement – Extra II, and 5 for Life with Growth Rider (with additional death benefit). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example(13)	1 Year	3 Years	5 Years	10 Years
If the policy is surrendered at the end of the applicable time period.	$1093	$1829	$2589	$5009
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy.	$463	$1414	$2398	$5009

Please remember the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the Policies, see “Distributor of the Policies.”

(1)	The fee table applies only to the accumulation phase. During the income phase the fees may be different than those described in the Fee Table. See Section 5, Expenses.

(2)

The surrender charge and transfer fee, if any are imposed, apply to each policy, regardless of how policy value is allocated among the investment choices. The surrender charge decreases based on the number of years since the policy date.

If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See Section 5, Expenses.

(3)

The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per policy year. For additional transfers, Transamerica may charge a fee of $10 per transfer.

(4)	The mortality and expense risk fee shown (1.25%) is for the accumulation phase with the “Return of Premium Death Benefit.”

(5)	The fee for the Annual Step-Up Death Benefit (0.20%) is in addition to the mortality and expense risk and administrative fees.

(6)	This reflects the base separate account expenses plus the fees for the Annual Step-Up Death Benefit, but does not include any annual optional rider fees.

(7)	In some cases, riders to the policy are available that provide optional benefits that are not described in detail in this prospectus. There are additional fees (each year) for those riders.

11

(8)	The annual Beneficiary Earnings Enhancement fee is 0.25% of the policy value and is deducted only during the accumulation phase.

(9)	The annual Beneficiary Earnings Enhancement – Extra II fee is 0.55% of the policy value and is deducted only during the accumulation phase.

(10)

The fee is a percentage of the “principal back” total withdrawal base. The “principal back” total withdrawal base on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the “principal back” total withdrawal base is equal to: the “principal back” total withdrawal base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.

(11)	The fee is a percentage of the total withdrawal base.

(12)

The fee table information of the underlying fund portfolios was provided to Transamerica by the underlying fund portfolios, and Transamerica has not and cannot independently verify the accuracy and completeness of such information. Actual future expenses of the funds may be greater or less than those shown in the Table. The expenses are for the fiscal year ended December 31, 2006, unless otherwise stated.

(13)	The Example does not reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

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1.	THE ANNUITY POLICY

This prospectus describes the Atlas Portfolio Builder Variable Annuity policy offered by Transamerica Life Insurance Company. This prospectus generally describes policies issued on or after the date of this prospectus. Policies issued before that date may have different features (such as different death benefits or annuity payment options) and different charges. These differences are noted in Appendix B.

An annuity is a contract between you, the owner, and an insurance company (in this case Transamerica), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the annuity commencement date, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.

The policy is a “flexible premium” policy because after you purchase it, you can generally make additional investments of any amount of $500 or more, until the annuity commencement date. However, you are not required to make any additional investments.

The policy is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the variable annuity portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the variable portion. The amount of annuity payments you receive during the income phase from the variable annuity portion of your policy also depends upon the investment performance of your investment choices during the income phase. However, if you annuitize under the Initial Payment Guarantee, then Transamerica will guarantee a minimum amount of your annuity payments. There is an extra charge for this rider.

The policy also contains a fixed account. The fixed account offers interest at rates that Transamerica guarantees will not decrease during the guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2.	PURCHASE

Policy Issue Requirements

Transamerica will not issue a policy unless:

•	Transamerica receives at our administrative service office all information needed to issue the policy;

•	Transamerica receives at our administrative service office a minimum initial premium payment; and

•	owner and annuitant are age 85 or younger, however, Transamerica reserves the right to issue policies up to age 90 (may be lower for qualified policies).

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to Transamerica Life Insurance Company. Your check must be honored in order for Transamerica to pay any associated payments and benefits due under the policy.

13

Initial Premium Requirements

The initial premium payment must be at least:

•	$5,000 for nonqualified policies; and

•	$2,000 for qualified policies.

Cumulative premium payments above $1,000,000 for issue ages 0-80 require prior approval by Transamerica. For issue ages over 80, cumulative premium payments above $500,000 require prior approval by Transamerica.

We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.

Additional Premium Payments

Additional premium payments must be at least $500. You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant during the accumulation phase. We will credit additional premium payments to your policy as of the business day Transamerica receives your premium and required information at our administrative and service office. Additional premium payments must be received by Transamerica before the New York Stock Exchange closes to get same-day pricing of the additional premium payment.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

You may change allocations for future additional premium payments by sending written instructions to our administrative and service office or by telephone, subject to the limitations described below under “Telephone Transactions.” The allocation change will apply to premium payments received after the date we receive the change request.

You could lose the amount you allocate to the variable subaccounts.

Transamerica reserves the right to restrict or refuse any premium payment.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

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3.	INVESTMENT CHOICES

The Separate Account

The following variable subaccounts are available under the policy for new investors. The subaccounts invest in shares of the underlying fund portfolios. The companies that provide investment management, investment advisory and administrative services for the underlying fund portfolios offered through this policy are listed below. The following investment choices are currently offered through this policy:

Portfolio Construction Manager: Morningstar Associates, LLC

Asset Allocation – Conservative Portfolio – Initial Class

Asset Allocation – Growth Portfolio – Initial Class

Asset Allocation – Moderate Portfolio – Initial Class

Asset Allocation – Moderate Growth Portfolio – Initial Class

International Moderate Growth Fund – Initial Class

Capital Guardian Trust Company

Capital Guardian Value – Initial Class

T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income – Initial Class

T. Rowe Price Growth Stock – Initial Class

Transamerica Investment Management, LLC

Transamerica Equity(1)

Van Kampen Asset Management

Van Kampen Mid-Cap Growth – Initial Class

A I M Advisors, Inc.

AIM V.I. Capital Appreciation Fund – Series I

AIM V.I. Core Equity Fund – Series I

AllianceBernstein L.P.

AllianceBernstein Global Technology Portfolio – Class B

AllianceBernstein Growth Portfolio – Class B

AllianceBernstein Large Cap Growth Portfolio – Class B

The Dreyfus Corporation

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Dreyfus VIF – Appreciation Portfolio – Initial Class

Dreyfus VIF – Developing Leaders Portfolio – Initial Class

Dreyfus VIF – Growth and Income Portfolio – Initial Class

Dreyfus VIF – Quality Bond Portfolio – Initial Class

Federated Equity Management Company of Pennsylvania

Federated Capital Income Fund II

Federated Investment Management Company

Federated High Income Bond Fund II

Federated Prime Money Fund II

Janus Capital Management LLC

Janus Aspen – Balanced Portfolio – Service Shares

Janus Aspen – International Growth Portfolio – Service Shares

Janus Aspen – Large Cap Growth Portfolio – Service Shares

Janus Aspen – Mid Cap Growth Portfolio – Service Shares

Janus Aspen – Worldwide Growth Portfolio – Service Shares

(1)	Janus Growth merged into Transamerica Equity. Transamerica Equity is the surviving fund.

The following subaccount is only available to owners that held an investment in this subaccount on September 1, 2000. However, if an owner withdraws all of his or her money from this subaccount after September 1, 2000, that owner may not reinvest in this subaccount.

Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC(1)

Templeton Transameica Global – Initial Class(2)

(1)	Formerly subadvised by Templeton Investment Counsel, LLC and Great Companies, L.L.C.

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(2)	Formerly known as Templeton Great Companies Global.

The following subaccount is only available to owners who held an investment in this subaccount on July 1, 2002. However, if any such owner surrenders all of his or her money from this subaccount after July 1, 2002, that owner may not reinvest in this subaccount.

Transamerica Investment Management, LLC

Transamerica Small/Mid Cap Value – Initial Class

The general public may not purchase these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the underlying fund portfolio’s fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for each of the underlying fund portfolios carefully before you invest.

Selection of Underlying Portfolios

The underlying fund portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the AEGON/Transamerica Series Trust (“ATST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Fund Advisors, Inc. (“TFAI”).

We have developed this variable annuity product in cooperation with one or more distributors, and have included certain underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that is available to you, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular

16

underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion or substitution of investments.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of Transamerica’s general account. Interests in the general account are not registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will never be less than the guaranteed minimum effective annual interest rate shown on your policy specification page (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of a guaranteed period option, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of a guaranteed period). This adjustment will also be to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with Transamerica’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

We reserve the right to refuse any premium payment to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount within certain limitations as described below.

Transfers from the guaranteed period options of the fixed account are allowed only under the following circumstances:

•	Transfers at the end of a guaranteed period option. No excess interest adjustment will apply to these transfers.

•

Transfers of amounts equal to interest credited to the guaranteed period options of the fixed account on a monthly, quarterly, semi-annual or annual basis. No excess interest adjustment will apply to these transfers. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

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Each transfer from a subaccount must be at least $500, or the entire subaccount value. Transfers out of the fixed account of amounts equal to interest credited to the guaranteed period options of the fixed account must be at least $50. If less than $500 remains, then we reserve the right to include that amount in the transfer. Transfers must be received by Transamerica while the New York Stock Exchange is open to get same-day pricing of the transaction.

During the income phase of your policy, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account in this phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers made by telephone are subject to the limitations described under “Telephone Transactions.”

We reserve the right to prohibit transfers to the fixed account.

The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 transfers per year may apply.

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

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Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products) As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur

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before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund

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portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4.	PERFORMANCE

Transamerica periodically advertises performance of the underlying fund portfolios. Performance figures might not reflect charges for options or riders. We may disclose at least four different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes or surrender charges. The deduction of any applicable premium taxes or surrender charges would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.

Third, in addition, for certain underlying fund portfolios, performance may be shown for the period commencing from the inception date of the underlying fund portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the separate account.

We also may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Not all types of performance data reflect all of the fees and charges that may be deducted (such as fees for optional benefits), performance figures would be lower if these charges were included.

5.	EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can withdraw part or all of the cash value (restrictions may apply to qualified policies). Cash value is the policy value increased or decreased by any excess interest adjustment, if applicable, and decreased by any applicable surrender charge. We may deduct a surrender charge to compensate us for expenses relating to policy sales, including commissions to registered representatives and other promotional expenses.

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You can surrender up to the cumulative free percentage free of surrender charges. You might have to pay a surrender charge, which is a contingent deferred sales charge, on surrenders in excess of the cumulative free percentage.

The following schedule shows the surrender charges that apply during the first five policy years:

Policy Year	Surrender Charge (as a percentage of premium withdrawn)
1	7%
2	7%
3	6%
4	5%
5	4%
more than 5	0%

Surrender charges are based only on policy years. No surrender charge will be applied after the fifth policy year. For example, an additional premium payment in policy year four would only be subject to a 5% surrender charge for one year and a 4% surrender charge for a second year.

The application of the cumulative free percentage is shown in the following example. Assume your premium payments total $100,000 at the beginning of policy year 2 and you withdraw $30,000. Since that amount is more than your cumulative free percentage of 20% that is available at that time, you would pay a surrender charge of $700 on the remaining $10,000 [7% of ($30,000 – $20,000)].

Likewise, assume your policy value is $80,000 (premium payments $100,000) at the beginning of policy year 2 and you surrender your policy. You would pay a surrender charge of $5,600 [7% of ($100,000 – ($100,000 x 20%))].

You generally can choose to receive the full amount of a requested partial surrender by directing us to deduct any surrender charge and any applicable excess interest adjustment from your remaining policy value. You receive your cash value upon full surrender.

For surrender charge purposes, premium payments are deemed to be withdrawn before earnings. After all premium payments are withdrawn, the remaining adjusted policy value may be withdrawn free from any surrender charges.

Surrender charges are waived if you withdraw money under the Nursing Care and Terminal Condition Withdrawal Option.

Surrenders may be taxable and, if made before age 59 1/2, may be subject to a 10% federal tax penalty. For tax purposes, surrenders from nonqualified policies are considered to come from earnings first.

Life with Emergency CashSM Surrender Charge. If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity commencement date. The following schedule shows the current surrender charge:

Number of Years Since Annuity Commencement Date	Surrender Charge (as a percentage of premium withdrawn)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
more than 4	0%

We can change the surrender charge and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency CashSM annuity payment option.

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the annuity commencement date and not from the premium payment date;

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•	this surrender charge is a percentage of the adjusted policy value applied to the Life with Emergency CashSM annuity payment option, and not a percentage of premium; and

•	under this payment option, there is no cumulative free percentage.

Excess Interest Adjustment

Surrenders and transfers of cash value from the guaranteed period options of the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum. This adjustment may also be made to amounts applied to an annuity payment option.

Mortality and Expense Risk Fee

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefit, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. This fee is assessed daily based on the net asset value of each subaccount.

During the accumulation phase: for the Return of Premium Death Benefit, the daily mortality and expense risk fee is at an annual rate of 1.25%; and for the Annual Set-Up Death Benefit, the daily mortality and expense risk fee is 0.20% higher at an annual rate of 1.45%. During the income phase, the daily mortality and expense risk fee for either of these death benefits is at an annual rate of 1.10%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use our profit or surplus for any proper purpose, including distribution expenses.

Administrative Charges

We deduct an administrative charge to cover the costs of administering the policies. This daily charge is equal to an annual rate of 0.15% per year of the daily net asset value of the separate account during the accumulation phase and the income phase.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

•	you begin receiving annuity payments;

•	you surrender the policy; or

•	the annuitant dies and a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery.

Transfer Fee

Currently there is no charge for transfers. However, if you make more than 12 transfers per year before the annuity commencement date, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing and Dollar Cost Averaging transfers do not count as one of your 12 free transfers per year. All transfer requests made at the same time are treated as a single request.

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Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, there is a daily rider fee currently at an annual rate of 1.25% of the daily net asset value. The rider fee may be higher or lower at the time you annuitize and elect the rider.

Beneficiary Earnings Enhancement

If you elect the Beneficiary Earnings Enhancement, there is an annual rider fee during the accumulation phase of 0.25% of the policy value. The rider fee will be deducted on each rider anniversary and upon termination of the rider (once we have received all necessary regulatory approvals) during the accumulation phase. The rider fee is deducted pro rata from each investment choice.

Beneficiary Earnings Enhancement – Extra II

If you elect the Beneficiary Earnings Enhancement – Extra II, there is an annual fee equal to 0.55% of the policy value. The rider fee will be deducted on each rider anniversary and upon termination of the rider (once we have received all necessary regulatory approvals) during the accumulation phase.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolio. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Policy Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Effective May 1, 2007, our affiliate Transamerica Capital, Inc. (“TCI”) replaced our affiliate AFSG Securities Corporation (“AFSG”) as principal underwriter for the policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

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The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and TCI

Fund	Maximum Fee % of assets(1)
AEGON/Transamerica Series Trust(2)	0.00%
AIM Variable Insurance Fund	0.25%
AllianceBernstein Variable Products Series Fund, Inc.	0.45%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.05%
Dreyfus Variable Investment Fund	0.05%
Federated Insurance Series	0.50%
Janus Aspen	0.25%

(1)

Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

(2)

Because ATST is managed by TFAI, there are additional benefits to us and our affiliates for amounts you allocate to the ATST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other arrangements may be received from TFAI. A variety of financial and accounting methods may be used to allocate resources and profits to us. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the ATST underlying fund portfolios. These payments or arrangements may take the form of internal credits, recognition, or cash payments. Additionally, if an ATST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those ATST portfolios that are sub-advised by non-affiliated entities. During 2006 we received $42,513,302.28 from TFAI pursuant to these arrangements. We anticipate receiving comparable amounts in the future.

•

Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees; (2) may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2006, AFSG received revenue sharing payments ranging from $1,475 to $40,725 (for a total of $291,627) from the following Fund managers and/or sub-advisers to participate in TCI’s events: Legg Mason, T. Rowe Price Associates Inc., Transamerica Investment Management, Van Kampen Investments, Janus Capital Management, Jennison Associates, Pacific Investment Management Company LLC, MFS Investment Management, Evergreen Investments, Marsico Capital Management, Lehman Brothers/Neuberger Berman American Century Investment Management, AIM Funds, Alliance Bernstein, Federated Funds, Fidelity Funds, ING Clarion and Merrill Lynch.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Distributor of the Policies” in this prospectus.

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6.	FAMILY PROTECTION FEATURE

If the annuitant dies during the accumulation phase, a death benefit will be paid to the surviving owner(s). If there is no surviving owner, the death benefit will be paid to the beneficiary(ies). The person receiving the death benefit may choose an annuity payment option, or may choose to receive a lump sum.

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are the annuitant; and

•	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit. All current surrender charges will be waived.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity commencement date.

Upon the death of any owner, who is not the annuitant, the new owner (unless the deceased owner’s spouse) will generally be required to surrender the policy for the adjusted policy value within five years. The deceased owner’s spouse can continue the policy tax deferred. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option previously selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity commencement date; and

•	any certain or guaranteed amount has not been paid.

THEN:

•	the remaining amount will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	annuity payments are being made under the Life with Emergency CashSM; and

•	the annuitant dies before age 101 (or earlier, if a qualified policy).

THEN:

•	a Life with Emergency CashSM death benefit will be paid.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option you chose when you bought the policy. The death benefit will generally be the greatest of:

•	policy value on the date we receive the required information at our administrative and service office; or

•

cash value on the date we receive the required information at our administrative and service office (this could be more than the policy value if there is a positive excess interest adjustment that exceeds the surrender charge); or

•	guaranteed minimum death benefit, if any, (discussed below), plus premium payments, less gross partial surrenders from the date of death to the date the death benefit is paid.

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Please note, the death benefit terminates upon annuitization and there is a mandatory annuitization date.

Death benefit payments may be subject to certain federal income tax requirements that are summarized in the SAI.

Guaranteed Minimum Death Benefit

NOTE: The following generally applies, depending on the state of issue, to policies issued after the date of this prospectus. For other policies, see Appendix B.

At the time you purchase your policy, you generally may choose one of the guaranteed minimum death benefit options listed below (age limitations may apply).

After the policy is issued, you cannot make an election and the death benefit cannot be changed.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is:

•	total premium payments; less

•	any adjusted partial surrenders as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other options when you purchase your policy. The charges are lower for this option.

B.	Annual Step-Up Death Benefit

On each policy anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:

•	the largest policy value on the policy date or on any policy anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus

•	any premium payments since that date; minus

•	any adjusted partial surrenders since that date.

The Annual Step-Up Death Benefit is not available if the annuitant is 76 or older on the policy date. There is an extra charge for this death benefit (an extra 0.20% annually).

The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies.

Adjusted Partial Surrender

When a partial surrender is requested, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. The adjusted partial surrender will be more than the dollar amount of your surrender request, if the guaranteed minimum death benefit exceeds the policy value at the time of surrender. It is possible that the death benefit paid after you have made a partial surrender could be less than the total premium payments. We have included a detailed explanation of this adjustment in the SAI.

7.	ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in two ways:

•	by making a surrender (either a complete or partial surrender); or

•	by taking systematic payouts.

Surrenders

If you want to make a full surrender, you will receive:

•	the value of your policy; plus or minus

•	any excess interest adjustment; minus

•	any applicable surrender charges, premium taxes, and rider or option fees.

If you want to take a partial surrender, in most cases it must be for at least $250. You must tell us how you want the surrender to be allocated among the various investment choices.

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You may take out up to the cumulative free percentage free of surrender charges each year. Remember that any surrender you take out will reduce the policy value and the amount of the death benefit.

Any amount surrendered without a surrender charge being imposed (e.g., nursing home and terminal condition withdrawal, required minimum distributions) will reduce the cumulative free percentage available.

Surrenders may be subject to a surrender charge. Surrenders from the guaranteed period options of the fixed account may also be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.

Surrenders from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either complete or partial, unless you elect a Life with Emergency CashSM payment option.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date Transamerica receives all required information at our administrative and service office. We may defer such payment from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.

Excess Interest Adjustment

Money that you transfer out of or surrender from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a transfer or surrender (either full or partial), if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender or transfer. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender or transfer.

Generally, any amount withdrawn from a guaranteed period option during a policy year in excess of cumulative interest credited is subject to an excess interest adjustment.

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There will be no excess interest adjustment on any of the following:

•	nursing care and terminal condition withdrawal option surrenders;

•	surrenders of cumulative interest credited;

•	surrenders to satisfy any minimum distribution requirements; and

•	Systematic Payout Option payments, which do not exceed the cumulative interest credited at the time of payment.

Please note that in these circumstances, you will not receive a higher cash value if interest rates have fallen, nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may be made on amounts applied to an annuity payment option.

The excess interest adjustment may vary for certain policies and may not be applicable for all policies.

8.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us notice with the information we need. New annuity commencement dates less than 30 days after we receive notice of the change require prior approval. The latest annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 98. The earliest annuity commencement date is 30 days after you purchase your policy.

Election of Annuity Payment Option. Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the beneficiary may elect to receive the death benefit in a lump sum or under one of the annuity payment options (unless the surviviing spouse elects to continue the policy).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your adjusted policy value as the annuitized amount to provide these annuity payments. The adjusted policy value is the policy value increased or decreased by any applicable excess interest adjustment. If the adjusted policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

A charge for premium taxes and an excess interest adjustment, if applicable, may be made when annuity payments begin.

The annuity payment options are explained below. Options 1 and 2 are fixed only. Options 3 and 4 can be fixed or variable.

Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period. No funds will remain at the end.

Payment Option 2—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

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Payment Option 3—Life Income. You may choose between:

•	No Period Certain (fixed or variable)—Payments will be made only during the annuitant’s lifetime.

•	10 Years Certain (fixed or variable)—Payments will be made for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Policy Proceeds (fixed only)—Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.

•

Life with Emergency CashSM (fixed or variable)—Payments will be made during the joint lifetimes of the annuitant and joint annuitant. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax adviser before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the annuitant reaches the IRS age limitation.

Payment Option 4—Joint and Survivor Annuity. You may choose between:

•	No Period Certain (fixed or variable)—Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

•

Life with Emergency CashSM (fixed or variable)—Payments will be made during the joint lifetimes of the annuitant and joint annuitant. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax adviser before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

Unless you choose to receive variable payments under annuity payment options 3 or 4, the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments under payment options 3 and 4.

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The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) that you select. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual net investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee.

Other annuity payment options may be arranged by agreement with Transamerica. Some annuity payment options may not be available in all policies.

If your policy is a qualified policy, payment options 1 and 2 may not satisfy minimum required distributions rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and

•	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment(s).

THEN:

•	we may make only one (two, three, etc.) annuity payment(s).

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period.

THEN:

•	the remaining guaranteed payments may continue to a new payee, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency CashSM; and

•	the annuitant dies before age 100.

THEN:

•	the Life with Emergency CashSM death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping Transamerica informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will generally be Option 3 Life with 10 Years Certain, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate.

9.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

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Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes and tax deferral will not apply.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy—qualified or nonqualified.

You will generally not be taxed on increases in the value of your policy until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the policy. A Roth IRA also allows individuals to make contributions to the policy, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the policy on a pre-tax basis.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the policy on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the policy.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate.

Optional death benefit features in some cases may exceed the greater of the premium payments or the policy value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the policy in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Surrenders—Qualified Policies

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the policy during any year;

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•	the time when amounts can be paid from the policy; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy. We have provided more information in the SAI.

We may make available under the policy certain guaranteed minimum withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. For example, if you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the guaranteed minimum withdrawal benefit rider itself.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Surrenders—403(b) Policies

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the premium payments and not any earnings.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies. Please note that a defaulted loan may stop the growth on a guaranteed minimum withdrawal benefit.

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Surrenders—Nonqualified Policies

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified policy before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your premium payments. If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor. When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrender portions thereof that were not taxable). In general, loans, pledges, and assignments are taxed in the same manner as surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

If your nonqualified policy contains a guaranteed minimum withdrawal benefit rider , certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified policies as withdrawals. Consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider or option.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

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In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments—by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments—by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

Guaranteed Minimum Withdrawal Benefits

We may make available , as options under the policy, certain guaranteed minimum withdrawal and other optional benefits. If your policy contains a guaranteed minimum withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distribution from your policy, are not entirely clear. The tax rules for qualified policies may limit the value of these optional benefits. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider for a qualified policy.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the policy to attempt to maintain favorable tax treatment.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

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Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with the certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by using the Systematic Payout Option. Under this option, you can receive up to 10% (annually) of your cumulative premium payments.

This amount may be taken free of surrender charges. Any payment in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment.

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Payments can be made monthly, quarterly, semi-annually, or annually and will not begin until one payment period from the date we receive your instructions. Each payment must be at least $50. Monthly and quarterly payments must be made by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, the Systematic Payout Option will terminate.

Systematic payments may have tax consequences.

There is no charge for this benefit.

Income Benefit Programs

The Family Income Protector and Managed Annuity Programs are no longer available for new sales, but if you have previously elected one of these benefits you can still upgrade. If you upgrade your minimum annuitization value or minimum income base, you will generally receive the Managed Annuity Program II.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your policy. You cannot delete this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the rider, the guaranteed percentage will not change during the life of the rider. Contact us for the current guaranteed percentage.

Rider Fee. There is a charge for the Initial Payment Guarantee rider, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee rider fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other. The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies and may not be available for all policies.

Beneficiary Earnings Enhancement

The optional Beneficiary Earnings Enhancement rider pays an additional death benefit amount (based on earnings since the rider was issued) when a death benefit is payable under your policy, in certain circumstances. The Beneficiary Earnings Enhancement rider is only available for issue ages through age 80.

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Beneficiary Earnings Enhancement Amount. The Beneficiary Earnings Enhancement is only payable if you elected the rider prior to the death triggering the payment of the policy death benefit and a death benefit is payable under the policy. The Beneficiary Earnings Enhancement is equal to:

•	the Beneficiary Earnings Enhancement factor (see below) multiplied by

•	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

•	the policy value on the date the death benefit is determined; minus

•	policy value on the rider date; minus

•	premium payments after the rider date; plus

•	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the Beneficiary Earnings Enhancement if there are no rider earnings on the date the death benefit is calculated.

If you purchase your policy as part of a 1035 exchange or add the Beneficiary Earnings Enhancement after you purchase the policy, rider earnings do not include any gains before the 1035 exchange or the date the Beneficiary Earnings Enhancement is added to your policy.

The Beneficiary Earnings Enhancement factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable under the policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the policy and the Beneficiary Earnings Enhancement will be considered.

Please see the SAI for an example which illustrates the Beneficiary Earnings Enhancement payable, as well as the effect of a partial surrender on the Beneficiary Earnings Enhancement.

Spousal Continuation. If a spouse, as the new owner of the policy, elects to continue the policy instead of receiving the death benefit and Beneficiary Earnings Enhancement, the spouse will receive a one-time policy value increase equal to the Beneficiary Earnings Enhancement. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80.

Rider Fee. A rider fee, 0.25% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the Beneficiary Earnings Enhancement would not pay any benefits because there are no rider earnings.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our administrative and service office in writing,

•	the policy is annuitized or surrendered, or

•	the Beneficiary Earnings Enhancement is paid or added to the policy value under a spousal continuation.

Once terminated, the Beneficiary Earnings Enhancement may be re-elected; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

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Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

The Beneficiary Earnings Enhancement may vary for certain policies and may not be available for all policies.

Beneficiary Earnings Enhancement – Extra II

The optional Beneficiary Earnings Enhancement—Extra II pays an additional death benefit amount when a death benefit is payable under your policy, in certain circumstances. The Beneficiary Earnings Enhancement—Extra II is only available for issue ages through age 75.

Beneficiary Earnings Enhancement – Extra II Benefit Amount. An additional benefit is only payable if a death benefit is paid on the base policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.

•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the policy value less any premiums added after the rider date.

The rider benefit percentage may vary, but currently equals 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the Beneficiary Earnings Enhancement—Extra II if the policy value on the date the death benefit is paid is less than the premium payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the policy and the additional benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the policy, elects to continue the policy instead of receiving the death benefit and Beneficiary Earnings Enhancement – Extra II, the spouse will receive a one-time policy value increase equal to the Beneficiary Earnings Enhancement – Extra II. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 76.

Rider Fee. A rider fee, 0.55% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our administrative and service office in writing,

•	the policy is annuitized or surrendered, or

•	the additional death benefit is paid or added to the policy value under a spousal continuation.

Once terminated, the Beneficiary Earnings Enhancement - Extra II may not be re-elected for one year except in the situation of spousal continuation.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans or IRAs. Consult a tax adviser before electing this rider.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

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The Beneficiary Earnings Enhancement – Extra II may vary for certain policies and may not be available for all policies.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you make a surrender ($1000 minimum), under certain circumstances after you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse.

You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit. The minimum surrender under this option is $1,000.

This benefit may vary for certain policies and may not be available for all policies. See the policy or endorsement for details and conditions.

Telephone Transactions

You may make transfers and change the allocation of additional premium payments by telephone unless you elect otherwise on the application.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call Transamerica may also require written confirmation of your request. Transamerica will not be liable for following the instructions provided by telephone requests that they believe are genuine. Transamerica reserves the right to revoke your telephone transaction privileges at any time without revoking all owners’ telephone transfer privileges.

Telephone requests must be received by Transamerica while the New York Stock Exchange is open to get same-day pricing of the transaction. This option may be discontinued at any time.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or lines available, to take your call.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin on the 28th day of the applicable month.

•

Enhanced—You may elect either a six or twelve month program. Transfers will begin on the 28th day of the applicable month. You cannot transfer from another investment choice into an Enhanced Dollar Cost Averaging program.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly.

You can elect to transfer from one of the fixed or variable sources listed on the Dollar Cost Averaging election form (only fixed sources are available for Enhanced Dollar Cost Averaging programs).

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A Dollar Cost Averaging program will begin once we receive the required premium. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount.

THEN:

•	any amount in a fixed source will be transferred to the money market investment choice; and

•	any amount in a variable source will remain in that variable investment choice; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program.

THEN:

•	we will, absent new instructions to the contrary, allocate the additional premium as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion.

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time, free of charge. However, we will not rebalance if you are in the Dollar Cost Averaging Program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. Asset rebalancing ignores amounts in the guaranteed period options of the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually based on the policy date.

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11.	OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

Assignment

You can also generally assign the policy at any time during your lifetime. Transamerica will not be bound by the assignment until we receive written notice of the assignment at our administrative and service office. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

Transamerica Life Insurance Company

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. Transamerica is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Transamerica is licensed in all states except New York, the District of Columbia and Guam.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of Transamerica.

The Separate Account

Transamerica established a separate account, called the Separate Account VA A, under the laws of the State of Iowa on February 17, 1997. The separate account receives and invests the premium payments under the policies that are allocated to the separate account for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or Transamerica. Income, gains and losses, whether or not realized, from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to Transamerica’s other income, gains or losses.

The assets of the separate account are held in Transamerica’s name on behalf of the separate account and belong to Transamerica. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business Transamerica may conduct.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of Transamerica, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other separate accounts of another participating insurance company. In the event of a material

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conflict, the affected insurance companies, including Transamerica, agree to take any necessary steps to resolve the matter. This includes removing their separate accounts from the underlying fund portfolios. See the prospectuses for the underlying fund portfolios for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and there will be a new surrender charge period and other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may decide to surrender your policy and transfer your money directly to another life insurance company. You may also request us to reinstate your policy after such a transfer by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then-current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

To the extent required by law, Transamerica will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distributor of the Policies

Distribution and Principal Underwriting Agreement. Effective May 1, 2007, our affiliate, TCI, replaced our affiliate, AFSG, as principal underwriter for the policies We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below.) TCI markets the policies through the banking channel and serves as the wholesaler to national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The policies are offered to the public through banks and broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay commissions through TCI to the selling firms for their sales of the policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the policies, that is, to

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provide sales support and training to sales representatives at the selling firms. We also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to the policies that have already been purchased.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 5.60% of premiums (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by NASD rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are described further below.

The registered representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan guaranties or loan forgiveness.

Additional Compensation that We and our Affiliates Pay to Selected Selling Firms. TCI, in connection with the sales of the policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences , meetings, seminars, and events and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the policies and other criteria. For instance, in 2006, TCI, in connection with the sales of our policies, made flat fee payments to several selling firms ranging from $932 to $500,000, and payments of between .06% and .25% on new sales. TCI also paid selling firm’s special fees based on new sales and/or assets under management.

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During 2006, we and/or TCI had entered into such “preferred product” arrangements with the following selling firms:

Associated Financial Group

Atlas Securities

Bank of America

Centaurus Financial

Citizens Bank

Compass Bancshares

First Allied

Guaranty Bank

H & R Block

Huntington Investments

Jefferson Pilot

Lincoln Financial Advisers

LPL Financial

M & T Bank

Merrill Lynch

Money Concepts

Mutual of Omaha

Network Financial Group/AIG

PNC Bank

ProEquities

Questar Capital

Raymond James Financial Group

Robert W. Baird

Signator

Smith Barney/Citigroup

Stifel Nicholas

Suntrust

Transamerica Financial Advisors

UBS Financial Services

US Bancorp Piper Jaffray

Wachovia Securities/Wachovia Bank

During 2006, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to the top 10 selling firms (in terms of amounts paid):

Name of Firm	Amount Paid in 2006
Wachovia Securities/Wachovia Bank	$1,222,156
Smith Barney/Citigroup	$873,804
UBS Financial	$798,614
Linsco\Private Ledger (LPL)	$609,312
Merrill Lynch	$584,625
Raymond James Financial Group	$381,425
AG Edwards	$189,232
Huntington Investments	$185,407
M & T Bank	$114,850
US Bancorp/Piper Jaffray	$94,522

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Insurance Marketplace Standards Association

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance, and annuity products. Through its Principles and Code of Ethical Market

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Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org. in the “Consumer” section or by contacting IMSA at:

240-744-3030.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the account are subject. Transamerica, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Transamerica believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, the ability of TCI to perform under its principal underwriting agreement, or the ability of Transamerica to meet its obligations under the policy.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy – General Provisions

Certain Federal Income Tax Consequences

Investment Performance

Beneficiary Earnings Enhancement Rider –

Additional Information

Beneficiary Earnings Enhancement – Extra II Rider – Additional Information

Historical Performance Data

Published Ratings

State Regulation of Transamerica

Administration

Records and Reports

Distribution of the Policies

Voting Rights

Other Products

Custody of Assets

Legal Matters

Independent Registered Public Accounting Firm

Other Information

Financial Statements

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APPENDIX A

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

Subaccount	Year	1.60%
		Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Initial Class Subaccount Inception Date May 1, 2002	2006 2005 2004 2003	$ $ $ $	1.295476 1.251301 1.158812 1.000000	$ $ $ $	1.395575 1.295476 1.251301 1.158812	275,397.959 279,177.254 304,352.408 6,669.019
Asset Allocation - Growth Portfolio - Initial Class Subaccount Inception Date May 1, 2002	2006 2005 2004 2003	$ $ $ $	1.549934 1.402938 1.248354 1.000000	$ $ $ $	1.763862 1.549934 1.402938 1.248354	57,583.190 41,197.944 30,429.614 14,966.350
Asset Allocation - Moderate Portfolio - Initial Class Subaccount Inception Date May 1, 2002	2006 2005 2004 2003	$ $ $ $	1.368844 1.294331 1.180573 1.000000	$ $ $ $	1.501998 1.368844 1.294331 1.180573	509,965.104 333,794.832 314,429.521 68,069.179
Asset Allocation - Moderate Growth Portfolio - Initial Class Subaccount Inception Date May 1, 2002	2006 2005 2004 2003	$ $ $ $	1.457900 1.347605 1.205892 1.000000	$ $ $ $	1.633528 1.457900 1.347605 1.205892	615,236.182 224,495.380 141,225.554 45,775.314
International Moderate Growth Fund - Initial Class Subaccount Inception date May 1, 2006	2006		$1.000000		$1.032073	0.000
Capital Guardian Value - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.564447 1.475645 1.284715 1.000000	$ $ $ $	1.793906 1.564447 1.475645 1.284715	149,387.255 76,363.591 34,998.128 8,142.394
T. Rowe Price Equity Income - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.410344 1.376308 1.217965 1.000000	$ $ $ $	1.651425 1.410344 1.376308 1.217965	384,192.402 293,650.033 239,033.960 12,989.713
T. Rowe Price Growth Stock - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.370930 1.311957 1.213406 1.000000	$ $ $ $	1.529977 1.370930 1.311957 1.213406	260,560.959 200,577.574 202,845.960 19,903.959
Transamerica Equity - Initial Class(1) Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	1.518219 1.323571 1.202145 1.000000	$ $ $ $	1.624598 1.518219 1.323571 1.202145	77,856.929 12,746.986 3,971.431 2,293.591
Van Kampen Mid-Cap Growth - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.329606 1.256014 1.191079 1.000000	$ $ $ $	1.438370 1.329606 1.256014 1.191079	8,695.341 6,544.411 238.947 0.000
AIM V.I. Capital Appreciation Fund - Series I Subaccount Inception date May 1, 2006	2006		$1.000000		$0.986576	0.000
AIM V.I. Core Equity Fund - Series I Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	1.344104 1.296665 1.209029 1.000000	$ $ $ $	1.543973 1.344104 1.296665 1.209029	0.000 0.000 0.000 0.000
AllianceBernstein Global Technology Portfolio - Class B Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	1.389808 1.362299 1.317153 1.000000	$ $ $ $	1.482631 1.389808 1.362299 1.317153	1,748.931 1,751.003 1,753.086 0.000
AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	1.542734 1.403977 1.245526 1.000000	$ $ $ $	1.499654 1.542734 1.403977 1.245526	6,465.557 6,276.514 0.000 0.000

47

Subaccount	Year	1.60%
		Beginning AUV		Ending AUV		# Units
AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	1.384872 1.225117 1.148894 1.000000	$ $ $ $	1.354385 1.384872 1.225117 1.148894	0.000 0.000 0.000 0.000
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Class Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	1.275124 1.250259 1.196044 1.000000	$ $ $ $	1.370576 1.275124 1.250259 1.196044	4,192.000 4,192.000 0.000 0.000
Dreyfus VIF—Appreciation Portfolio - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.242537 1.209417 1.169793 1.000000	$ $ $ $	1.424545 1.242537 1.209417 1.169793	56,913.743 56,913.743 56,913.743 8,877.266
Dreyfus VIF—Developing Leaders Portfolio - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.456732 1.398827 1.276504 1.000000	$ $ $ $	1.487912 1.456732 1.398827 1.276504	58,262.701 40,019.269 17,536.517 6,480.130
Dreyfus VIF—Growth and Income Portfolio - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.291405 1.269452 1.200185 1.000000	$ $ $ $	1.455606 1.291405 1.269452 1.200185	7,802.655 14,028.289 18,497.915 0.000
Dreyfus VIF—Quality Bond Portfolio - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.034553 1.025632 1.008130 1.000000	$ $ $ $	1.061400 1.034553 1.025632 1.008130	20,632.993 40,931.500 40,847.015 15,004.808
Federated Capital Income Fund II Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.336861 1.277888 1.181192 1.000000	$ $ $ $	1.521700 1.336861 1.277888 1.181192	32,332.251 34,148.398 33,160.950 0.000
Federated High Income Bond Fund II Subaccount Inception Date September 30, 1997	2006 2005 2004 2003	$ $ $ $	1.209532 1.197038 1.101062 1.000000	$ $ $ $	1.319175 1.209532 1.197038 1.101062	91,913.714 64,769.818 60,540.277 6,873.614
Federated Prime Money Fund II Subaccount Inception Date January 3, 2003	2006 2005 2004 2003	$ $ $ $	0.996235 0.985516 0.993245 1.000000	$ $ $ $	1.025217 0.996235 0.985516 0.993245	0.000 0.000 82,857.488 0.000
Janus Aspen - Balanced Portfolio - Service Shares Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	1.232727 1.163282 1.091433 1.000000	$ $ $ $	1.339742 1.232727 1.163282 1.091433	23,205.608 33,507.235 38,776.230 14,538.839
Janus Aspen - International Growth Portfolio - Service Shares Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	2.055307 1.582595 1.354807 1.000000	$ $ $ $	2.966368 2.055307 1.582595 1.354807	121,817.260 87,327.486 67,299.575 0.000
Janus Aspen - Large Cap Growth Portfolio - Service Shares Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	1.265571 1.236153 1.205337 1.000000	$ $ $ $	1.384357 1.265571 1.236153 1.205337	6,332.396 6,332.396 6,332.396 0.000
Janus Aspen - Mid Cap Growth Portfolio - Service Shares Subaccount Inception Date May 1, 2000	2006 2005 2004 2003	$ $ $ $	1.641494 1.488637 1.255461 1.000000	$ $ $ $	1.830690 1.641494 1.488637 1.255461	18,657.245 16,625.182 1,922.310 0.000
Janus Aspen - Worldwide Growth Portfolio - Service Shares Subaccount Inception Date October 9, 2000	2006 2005 2004 2003	$ $ $ $	1.324627 1.274784 1.239139 1.000000	$ $ $ $	1.537688 1.324627 1.274784 1.239139	901.907 904.167 60,507.254 0.000

48

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Asset Allocation - Conservative Portfolio - Initial Class Subaccount Inception Date May 1, 2002	2006 2005 2004 2003 2002	$ $ $ $ $	1.220383 1.176448 1.087333 0.896994 1.000000	$ $ $ $ $	1.317265 1.220383 1.176448 1.087333 0.896994	4,934,398.731 5,019,779.098 3,188,343.359 941,449.703 376,743.198
Asset Allocation - Growth Portfolio - Initial Class Subaccount Inception Date May 1, 2002	2006 2005 2004 2003 2002	$ $ $ $ $	1.294993 1.169884 1.038925 0.805402 1.000000	$ $ $ $ $	1.476629 1.294993 1.169884 1.038925 0.805402	7,135,904.988 4,675,335.400 1,517,045.130 301,125.826 18,093.328
Asset Allocation - Moderate Portfolio - Initial Class Subaccount Inception Date May 1, 2002	2006 2005 2004 2003 2002	$ $ $ $ $	1.244946 1.174865 1.069495 0.868490 1.000000	$ $ $ $ $	1.368733 1.244946 1.174865 1.069495 0.868490	6,635,617.735 5,078,891.524 2,582,402.407 677,304.987 280,762.155
Asset Allocation - Moderate Growth Portfolio - Initial Class Subaccount Inception Date May 1, 2002	2006 2005 2004 2003 2002	$ $ $ $ $	1.278529 1.179485 1.053363 0.839908 1.000000	$ $ $ $ $	1.435364 1.278529 1.179485 1.053363 0.839908	8,406,773.489 4,540,521.513 1,721,870.617 597,159.935 240,067.587
International Moderate Growth Fund - Initial Class Subaccount Inception Date May 1, 2006	2006		1.000000		$1.033425	270,381.177
Capital Guardian Value - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	2.939572 2.767270 2.404464 1.811637 2.316504 2.202884 2.115695 2.212928 2.086130 2.048951	$ $ $ $ $ $ $ $ $ $	3.377360 2.939572 2.767270 2.404464 1.811637 2.316504 2.202884 2.115695 2.212928 2.086130	1,419,940.104 1,733,313.184 1,369,844.596 1,234,249.946 1,222,115.342 652,443.704 427,961.463 506,137.294 433,206.587 44,448.849
T. Rowe Price Equity Income - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	2.912133 2.836258 2.505001 2.022500 2.352249 2.334702 2.107761 2.065623 1.925022 1.857860	$ $ $ $ $ $ $ $ $ $	3.416636 2.912133 2.836258 2.505001 2.022500 2.352249 2.334702 2.107761 2.065623 1.925022	3,649,161.283 4,738,099.589 4,762,686.034 4,321,583.423 4,170,993.812 3,462,958.455 2,332,370.051 2,657,573.292 1,698,141.538 156,951.014
T. Rowe Price Growth Stock - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	3.028461 2.892491 2.669933 2.070419 2.719986 3.066258 3.124914 2.593121 2.043487 1.990457	$ $ $ $ $ $ $ $ $ $	3.386439 3.028461 2.892491 2.669933 2.070419 2.719986 3.066258 3.124914 2.593121 2.043487	2,955,733.904 3,897,157.584 4,838,280.445 4,676,075.988 4,327,150.673 4,484,889.423 4,290,376.976 2,781,922.330 1,358,408.215 98,880.797

49

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Templeton Transamerica Global - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	1.292732 1.219685 1.134035 0.932955 1.278865 1.680897 2.067073 1.224958 0.955350 1.000000	$ $ $ $ $ $ $ $ $ $	1.514496 1.292732 1.219685 1.134035 0.932955 1.278865 1.680897 2.067073 1.224958 0.955350	4,945,576.582 6,145,833.531 8,150,243.784 9,122,894.300 11,035,267.895 13,304,036.261 14,744,626.116 7,496,165.763 3,285,525.975 704,269.755
Transamerica Equity - Initial Class(1) Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	0.628036 0.546441 0.495324 0.372085 0.575129 0.698100 1.000000	$ $ $ $ $ $ $	3.416636 0.628036 0.546441 0.495324 0.372085 0.575129 0.698100	3,649,161.283 1,324,719.810 1,126,669.242 765,460.118 720,683.788 821,843.884 823,576.590
Transamerica Small/Mid Cap Value - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	4.575107 4.084993 3.560345 1.891803 3.168906 2.495215 2.278888 1.785929 1.851229 1.968681	$ $ $ $ $ $ $ $ $ $	5.326698 4.575107 4.084993 3.560345 1.891803 3.168906 2.495215 2.278888 1.785929 1.851229	1,104,752.560 1,381,999.800 1,690,419.292 1,837,307.055 2,066,719.587 1,478,749.388 651,714.008 467,184.374 509,101.233 89,867.657
Van Kampen Mid-Cap Growth - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	1.382567 1.303469 1.233649 0.976093 1.478637 2.245771 2.585245 1.277710 0.943400 1.000000	$ $ $ $ $ $ $ $ $ $	1.498593 1.382567 1.303469 1.233649 0.976093 1.478637 2.245771 2.585245 1.277710 0.943400	2,917,278.445 3,938,159.748 5,210,234.001 5,962,442.924 6,482,031.351 7,538,174.793 7,708,953.531 3,607,865.342 1,179,122.693 126,110.341
AIM V.I. Capital Appreciation Fund - Series I Subaccount Inception Date May 1, 2006	2006		$1.000000		$0.987870	242,024.792
AIM V.I. Core Equity Fund - Series I Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	1.219908 1.174540 1.092999 0.890767 1.069980 1.406145 1.000000	$ $ $ $ $ $ $	1.404050 1.219908 1.174540 1.092999 0.890767 1.069980 1.406145	1,062,076.117 960,122.028 1,236,456.089 1,429,194.812 1,558,620.285 1,867,587.627 978,870.687
AllianceBernstein Global Technology Portfolio - Class B Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	0.409729 0.400832 0.386776 0.272755 0.475293 0.646582 1.000000	$ $ $ $ $ $ $	0.437952 0.409729 0.400832 0.386776 0.272755 0.475293 0.646582	1,221,189.704 1,792,835.415 2,357,601.442 2,409,666.369 2,363,566.759 2,878,170.442 2,399,511.749
AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	0.716393 0.650686 0.576114 0.433682 0.613036 0.814229 1.000000	$ $ $ $ $ $ $	0.697763 0.716393 0.650686 0.576114 0.433682 0.613036 0.814229	280,067.709 660,448.248 867,960.383 742,843.198 599,656.983 788,355.251 670,014.330

50

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	0.642758 0.567496 0.531147 0.436562 0.640087 0.785859 1.000000	$ $ $ $ $ $ $	0.629841 0.642758 0.567496 0.531147 0.436562 0.640087 0.785859	1,713,799.976 2,554,890.924 3,286,555.652 3,406,261.196 3,415,351.580 4,230,112.341 3,041,991.796
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Class Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	0.622042 0.608712 0.581166 0.467692 0.667447 0.874215 1.000000	$ $ $ $ $ $ $	0.669921 0.622042 0.608712 0.581166 0.467692 0.667447 0.874215	296,324.923 455,093.080 579,287.375 558,401.173 562,223.319 668,935.046 359,643.238
Dreyfus VIF—Appreciation Portfolio - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	1.307147 1.269804 1.225771 1.025763 1.248886 1.396483 1.425253 1.296659 1.009698 1.000000	$ $ $ $ $ $ $ $ $ $	1.501558 1.307147 1.269804 1.225771 1.025763 1.248886 1.396483 1.425253 1.296659 1.009698	2,741,333.561 3,906,671.532 5,143,543.004 5,688,721.423 6,107,559.217 7,131,869.809 7,731,018.402 8,301,390.397 3,327,523.150 605,501.874
Dreyfus VIF—Developing Leaders Portfolio - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	1.337114 1.281457 1.167096 0.898639 1.126688 1.217020 1.089091 0.896739 0.941704 1.000000	$ $ $ $ $ $ $ $ $ $	1.368424 1.337114 1.281457 1.167096 0.898639 1.126688 1.217020 1.089091 0.896739 0.941704	2,335,199.504 3,500,415.079 4,421,772.011 4,316,990.638 4,173,670.309 4,095,010.706 3,697,123.171 2,680,811.514 2,709,276.044 397,321.058
Dreyfus VIF—Growth and Income Portfolio - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	1.104553 1.083644 1.022492 0.819148 1.112381 1.198098 1.262599 1.095299 0.993285 1.000000	$ $ $ $ $ $ $ $ $ $	1.247434 1.104553 1.083644 1.022492 0.819148 1.112381 1.198098 1.262599 1.095299 0.993285	1,891,046.055 2,577,774.865 3,554,098.199 3,986,704.890 4,209,480.493 4,982,250.155 5,438,245.011 4,806,549.375 3,163,385.885 201,499.858
Dreyfus VIF—Quality Bond Portfolio - Initial Class Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	1.377010 1.362468 1.336574 1.291465 1.215185 1.155013 1.053187 1.066053 1.024710 1.000000	$ $ $ $ $ $ $ $ $ $	1.415530 1.377010 1.362468 1.336574 1.291465 1.215185 1.155013 1.053187 1.066053 1.024710	3,822,961.158 6,053,195.245 7,581,391.423 9,161,001.633 9,453,646.632 7,718,858.399 3,844,443.925 5,188,912.039 4,940,300.961 377,687.374

51

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Federated Capital Income Fund II Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	0.974371 0.929557 0.857514 0.720552 0.960731 1.129197 1.268683 1.265017 1.125700 1.000000	$ $ $ $ $ $ $ $ $ $	1.111270 0.974371 0.929557 0.857514 0.720552 0.960731 1.129197 1.268683 1.265017 1.125700	1,394,464.162 1,370,956.960 1,650,974.972 1,913,673.551 2,018,819.788 2,537,359.461 3,252,501.676 3,517,145.195 1,492,268.116 64,830.195
Federated High Income Bond Fund II Subaccount Inception Date September 30, 1997	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	1.238960 1.223754 1.123414 0.932067 0.932168 0.932407 1.039161 1.029959 1.016935 1.000000	$ $ $ $ $ $ $ $ $ $	1.353930 1.238960 1.223754 1.123414 0.932067 0.932168 0.932407 1.039161 1.029959 1.016935	1,935,284.937 2,587,118.773 2,573,675.796 2,522,051.123 2,179,173.704 2,635,486.731 2,531,424.524 3,030,970.070 2,819,023.591 178,054.703
Federated Prime Money Fund II Subaccount Inception Date January 3, 2003	2006 2005 2004 2003	$ $ $ $	0.999815 0.987123 0.992893 1.000000	$ $ $ $	1.030931 0.999815 0.987123 0.992893	1,491,177.839 840,567.347 523,219.257 95,347.841
Janus Aspen - Balanced Portfolio - Service Shares Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	1.066864 1.004789 0.940873 0.838930 0.911519 0.972026 1.000000	$ $ $ $ $ $ $	1.161760 1.066864 1.004789 0.940873 0.838930 0.911519 0.972026	4,051,956.594 5,205,565.512 6,346,370.336 7,329,285.596 7,190,362.509 5,945,823.519 1,775,293.700
Janus Aspen - International Growth Portfolio - Service Shares Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	0.880082 0.676344 0.577859 0.435541 0.594883 0.787874 1.000000	$ $ $ $ $ $ $	1.272704 0.880082 0.676344 0.577859 0.435541 0.594883 0.787874	5,207,558.756 3,985,929.687 3,603,006.988 3,106,594.368 3,366,905.587 3,696,237.627 2,748,641.776
Janus Aspen - Large Cap Growth Portfolio - Service Shares Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	0.590785 0.575923 0.560458 0.432196 0.598070 0.807590 1.000000	$ $ $ $ $ $ $	0.647513 0.590785 0.575923 0.560458 0.432196 0.598070 0.807590	1,710,644.309 2,203,587.170 2,752,718.553 3,023,585.909 3,395,827.687 4,031,701.225 3,043,079.985
Janus Aspen - Mid Cap Growth Portfolio - Service Shares Subaccount Inception Date May 1, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	0.496441 0.449324 0.378196 0.284558 0.401433 0.673903 1.000000	$ $ $ $ $ $ $	0.554748 0.496441 0.449324 0.378196 0.284558 0.401433 0.673903	2,877,556.561 3,558,901.302 3,740,967.295 3,057,738.328 2,982,767.220 3,525,348.295 3,437,470.793
Janus Aspen - Worldwide Growth Portfolio - Service Shares Subaccount Inception Date October 9, 2000	2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $	0.649729 0.624061 0.605414 0.496347 0.677467 0.887808 1.000000	$ $ $ $ $ $ $	0.755725 0.649729 0.624061 0.605414 0.496347 0.677467 0.887808	1,081,534.145 1,519,647.532 1,751,917.984 1,709,264.106 1,793,640.850 1,488,273.960 328,777.428

(1)	Janus Growth will merge into Transamerica Equity. Transamerica Equity is the surviving fund.

52

APPENDIX B

POLICY VARIATIONS

The dates shown below are the approximate first issue dates of the various versions of the policy. These dates will vary by state in many cases. This Appendix describes certain of the more significant differences in features of the various versions of the policy. There may be additional variations. Please see your actual policy and any attachments for determining your specific coverage.

Policy Form/Endorsement	Approximate First Issue Date
AV337 101 100 397 (Standard Policy Form)	March 1997
AE 955 397 (Nursing Care Endorsement)	March 1997
RGMI 15 0301 (Managed Annuity Program)	May 2002
RTP 1 201 (Beneficiary Earnings Enhancement Rider)	May 2002
RTP 13 1101 (Beneficiary Earnings Enhancement – Extra Rider)	May 2002

Please note, if you purchased your policy prior to May 1, 2007, the following are the features of your policy. Please refer back to your policy.

Product Feature	AV337 101 100 397, AE 955 397, RGMI 15 0301, RTP 1 201, RTP 13 1101
Excess Interest Adjustment	Yes

Guaranteed Minimum Death Benefit Option(s)	Greater of 5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit

Guaranteed Period Options (available in the fixed account)	1, 5 and 7 year guaranteed periods available.

Minimum effective annual interest rate applicable to the fixed account	3%

Asset Rebalancing	Yes

Death Proceeds	Greater of 1) the policy value; 2) the cash value; or 3) guaranteed minimum death benefit.

Is Mortality & Expense Risk Fee different after the annuity commencement date?	Yes

Dollar Cost Averaging Fixed Account Option	Yes

Service Charge	None

Nursing Care and Terminal Condition Withdrawal Option	Yes

Managed Annuity Program	Yes

Beneficiary Earnings Enhancement	Yes

Beneficiary Earnings Enhancement – Extra	Yes

53

THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2007

to the

Prospectus dated May 1, 2007

LIVING BENEFITS RIDER

You may elect to purchase the optional living benefits rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit. The living benefits rider is available during the accumulation phase but it will not be issued if the annuitant is age 81 or older. The maximum issue age may be lower if required by state law.

You should view the living benefits rider as a way to permit you to invest in variable investment choices while still having your policy value and liquidity protected to the extent provided by the living benefits rider. Please note: You cannot elect this rider if you have elected certain other optional benefits under the policy. Certain protections under the rider are available only if you hold the rider for ten years. In addition, if you elect the rider, we will monitor your policy value and we may transfer amounts back and forth between specified investment choices under the policy and the variable investment choices you choose, according to a mathematical model that we will use to assist us in managing portfolio risk and supporting the guarantees under the rider.

The living benefits rider may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the living benefits rider.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Living Benefits Rider for a qualified policy.

Guaranteed Minimum Accumulation Benefit

If you elect the living benefits rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable investment choices you select.

Guaranteed Future Value. We guarantee that, on the guaranteed future value date, your policy value will at least equal your guaranteed future value. The guaranteed future value on the rider date (i.e., the date the rider is added to the policy) is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date and before the guaranteed future value date, which is the tenth rider anniversary, the guaranteed future value is equal to:

•	the guaranteed future value on the rider date; plus

•	a percentage of subsequent premium payments (as described below); less

•	subsequent adjusted partial withdrawals (as described below).

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2007

After the guaranteed future value date, the guaranteed future value equals zero.

Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value is as follows:

Rider Year	Percent of subsequent premium payments added to guaranteed future value
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	50%
8	50%
9	50%
10	0%

Guaranteed Future Value Adjusted Partial Withdrawals. If you take a partial withdrawal, it will reduce your guaranteed future value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:

•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the policy value resulting from the gross partial withdrawal; or

•	the gross partial withdrawal amount.

(The gross partial withdrawal amount is the amount you request, plus any surrender charges and excess interest adjustments that may be applicable.)

In other words, if your policy value is greater than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value is reduced by the same amount we reduce your policy value. However, if your policy value is less than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value will be reduced by more than the amount we reduce your policy value.

See the supplement to the SAI for examples showing the effect of hypothetical withdrawals in more detail, including withdrawals that reduce the guaranteed future value by more than the amount of the gross partial withdrawal.

Guaranteed Minimum Accumulation Benefit. On the guaranteed future value date (ten years after you elect the rider), if the policy value is less than the guaranteed future value, we will add an amount equal to the difference to your policy value. After the guaranteed future value date, the guaranteed minimum accumulation benefit will terminate.

Example. Assume you make a single premium payment of $100,000 and you do not make any withdrawals or additional premium payments. If on the guaranteed future value date, your policy value has declined to $90,000 because of negative investment performance, then we will add $10,000 ($100,000 - $90,000) to your policy value.

Please note: You do not have any protection under the guaranteed minimum accumulation benefit unless you hold the policy with the rider for ten years. If you think that you may terminate the policy or elect to start receiving annuity payments (or if you must begin taking required minimum distributions) before the guaranteed future value date, electing the rider may not be in your best interests.

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Guaranteed Minimum Withdrawal Benefit

If you elect the living benefits rider, we will provide a maximum annual withdrawal amount regardless of your policy value. This benefit is intended to provide a level of benefits regardless of the performance of the variable investment choices you select.

Withdrawal Guarantees. There are two withdrawal guarantees under this rider:

•	“principal back;” and

•	“for life.”

You can take withdrawals under either guarantee or alternate between the guarantees (your ability to change the frequency or amount of your withdrawals ceases if your policy value reaches zero). Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See the SAI for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the total withdrawal base by a pro rata amount.

Please note:

•	Any amount withdrawn in a rider year (including any surrender charges and excess interest adjustment) in excess of the maximum withdrawal amount is an excess withdrawal.

•

The amount of your excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount under each guarantee, on a greater than dollar-for-dollar basis. (See “Maximum Annual Withdrawal Benefits,” “Total Withdrawal Base,” and “Minimum Remaining Withdrawal Amount,” below).

Withdrawals under the guaranteed minimum withdrawal benefit also:

•	reduce your policy value;

•	reduce your death benefit and other benefits;

•	may be subject to surrender charges and excess interest adjustments; and

•	may be subject to income taxes and federal tax penalties.

Maximum Annual Withdrawal Amount. Under this benefit, you can withdraw up to:

•	7% of your “principal back” total withdrawal base each rider year until your “principal back” minimum remaining withdrawal amount reaches zero;

Example. Assume you make a single premium payment of $100,000 and that you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $7,000 (7% of $100,000) each rider year for the next fourteen years and $2,000 in the year immediately thereafter so you would get back your full $100,000 (assuming that you do not withdraw more than $7,000 in any one rider year).

•

or up to 5% of your “for life” total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death unless your “for life” minimum remaining withdrawal amount reaches zero because of “excess withdrawals” (see Adjusted Partial Withdrawals, below). All withdrawals before the annuitant’s 59th birthday are excess withdrawals for purposes of the “for life” guarantee, and a penalty tax may be assessed on amounts surrendered from the policy before the annuitant reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $5,000 (5% of $100,000) each rider year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one rider year).

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You can take withdrawals under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments, and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount and frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

Please note:

•	Withdrawals under the 5% “for life” guarantee cannot be commenced until after the annuitant’s 59th birthday.

•	Any withdrawal before the annuitant’s 59th birthday will reduce the benefits under the 5% “for life” guarantee.

•	The maximum annual withdrawal amounts described above (the 7% “principal back” and 5% “for life”) are based on rider years, not calendar or policy years (if different from rider years).

•	Excess withdrawals may cause you to lose the benefit of the rider.

•

If you have a qualified policy, minimum required distribution rules may force you to take excess withdrawals to avoid the imposition of a 50% excise tax. You should consult a tax adviser before purchasing this rider with a qualified policy.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to:

•	the total withdrawal base on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate total withdrawal bases for the “principal back” and “for life” guarantees.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value (less premium enhancements if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate minimum remaining withdrawal amounts for the “principal back” and “for life” guarantees.

Adjusted Partial Withdrawals. Each rider year, gross partial withdrawals (the amount that you request be withdrawn, plus any surrender charges and excess interest adjustments that may be applicable) up to the maximum annual withdrawal amount for the “principal back” and “for life” guarantees will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis but will not reduce the total withdrawal base for the “principal back” and “for life” guarantees. Gross partial withdrawals in excess of the maximum annual withdrawal amount for the “principal back” and “for life” guarantees will reduce the total withdrawal base and minimum remaining withdrawal amount for the “principal back” and “for life” guarantees by a pro rata amount (possibly to zero). Please contact us or your registered representative to obtain the supplement to the Statement of Additional Information, “Living Benefits Rider Adjusted Partial Withdrawal,” which provides examples showing the effect of a withdrawal. Excess withdrawals may cause you to lose the withdrawal guarantees under this rider.

Please note: Gross partial withdrawals of the “principal back” maximum annual withdrawal amount, and any partial withdrawal before the rider anniversary following the annuitant’s 59th birthday will result in an excess partial withdrawal under the “for life” guarantee, and will reduce the “for life” maximum annual withdrawal amount, the “for life” total withdrawal base, and the “for life” minimum remaining withdrawal amount. Such reduction may be

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on a greater than dollar-for-dollar basis. The effect of a 7% “principal back” withdrawal on the “for life” benefit is illustrated below.

			5% “For Life”
Date	Policy Value before the Withdrawal	Gross Withdrawal	Total Withdrawal Base (TWB)	TWB Adjustment	Minimum Remaining Withdrawal Amount (MRWA)	MRWA Adjustment	Maximum Annual Withdrawal Amount
11/01/03	$100,000	—	$100,000.00	—	$100,000.00	—	$5,000.00
10/31/05	$95,000	$7,000.00	$97,777.78	$2,222.22	$92,888.89	$7,111.11	$4,888.89

As this illustration shows, a 7% “principal back” withdrawal reduces the 5% “for life” total withdrawal base by $2,222.22, the 5% “for life” minimum remaining withdrawal amount by $7,111.11, and the 5% “for life” maximum annual withdrawal amount by $111.11.

Living Benefits Rider Fee

A rider fee, 0.60% of the “principal back” total withdrawal base on each rider anniversary, is charged annually prior to annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Portfolio Allocation Method

If you elect the living benefits rider, the Portfolio Allocation Method (“PAM”) will automatically be in effect. PAM is designed to help manage portfolio risk and support the guarantees under the living benefits rider. Using PAM, we will monitor your policy value and may transfer amounts back and forth between the PAM Transamerica U.S. Government Securities—Service Class subaccount (which invests in the Transamerica U.S. Government Securities – Service Class portfolio of the AEGON/Transamerica Series Fund, Inc.) or certain guaranteed period options of the fixed account (each a “PAM investment choice” and collectively, the “PAM investment choices”) and the variable investment choices you choose. You should read the underlying fund prospectus for the variable PAM investment choice(s) carefully before you elect the living benefits rider. We will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem, at our sole discretion, necessary to support the guarantees under the rider. We will transfer amounts to the PAM investment choices proportionally from all your variable investment choices. Currently, PAM transfers are being made to the PAM Transamerica U.S. Government Securities – Service Class subaccount.

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PAM is designed to help reduce portfolio risk associated with negative performance. Using PAM, we will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem, in our sole discretion, necessary to help manage portfolio risk and support the guarantees under the living benefits rider. You should not view the living benefits rider nor PAM as a “market timing” or other type of investment program designed to enhance your policy value. If you choose this rider, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment choices to the PAM investment choices, less of your policy value may be available to participate in any future positive investment performance of your variable investment choices. This may potentially provide a lower policy value than if you did not select the living benefits rider.

We will use a mathematical model to compare your policy value and the guarantees to be provided in the future. Based upon this comparison, we may transfer some or all of your policy value to or from the PAM investment choices.

You may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment choices. PAM transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Transfers out of a fixed account PAM investment choice are at our discretion and may be subject to an excess interest adjustment if the transfer occurs before the end of a guarantee period. Any transfer to your variable investment choices will be allocated into your variable investment choices in proportion to the amount of policy value in each variable investment choice.

Generally, transfers to the PAM investment choices first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although we may make transfers to the PAM investment choices when the policy value drops by less than 3%. If the policy value continues to fall, more transfers to the PAM investment choices will occur. When a transfer occurs, the transferred policy value is allocated to the PAM investment choice(s) we deem appropriate. The policy value allocated to the PAM investment choices will remain there unless the performance of your chosen investment choices recovers sufficiently to enable us to transfer amounts back to your investment choices while maintaining the guarantees under the living benefits rider. This generally occurs when the policy value increases by 5% to 10% in relation to the guarantees, although we may require a larger increase before transferring amounts back to your investment choices.

Upgrades

Prior to the annuitant’s 86th birthday, you can upgrade the total withdrawal base and guaranteed future value to the policy value after the third rider anniversary by sending us written notice. At that time the minimum remaining withdrawal amounts will also be upgraded to the policy value and the maximum annual withdrawal amounts will be recalculated.

If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The “principal back” and “for life” withdrawal percentages will not change. The new rider date will be the date the Company receives all necessary information.

Annuitization

If you have reached your maximum annuitization date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your maximum annual withdrawal amount.

Other

You cannot elect this rider if you have elected certain other optional benefits. Please contact us or your registered representative for more information.

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Termination

The living benefits rider will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the living benefits rider (you may not terminate the rider before the third rider anniversary);

•

annuitization (however, if you have reached your mandatory annuitization date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your maximum annual withdrawal amount); or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

This supplement summarizes the Living Benefits rider. The application and operation of the Living Benefits rider are governed by the terms and conditions of the rider itself. The living benefits rider may vary for certain policies and may not be available for all policies.

7

THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2007

to the

Prospectus dated May 1, 2007

5 FOR LIFE RIDER

You may elect to purchase the optional 5 For Life rider which provides you with a guaranteed minimum withdrawal benefit if you invest only in certain designated choices. This rider is available during the accumulation phase but it will not be issued if the annuitant is age 91 or older. The maximum issue age may be lower if required by state law.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the 5 for Life rider for a qualified policy.

The 5 For Life rider may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the 5 For Life rider.

5 For Life Benefit

This benefit is intended to provide a level of cash withdrawals regardless of the performance of the variable investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your policy value (your ability to change the frequency or amount of your withdrawal ceases if your policy value reaches zero). Under this benefit, you can withdraw up to 5% of the total withdrawal base each calendar year starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”— see Total Withdrawal Base and Adjusted Partial Withdrawals, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after five years your policy value has declined to $70,000 solely because of negative investment performance. You could still withdraw up to $5,000 (5% of $100,000) each calendar year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one year.).

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See the SAI for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2007

Please note:

•	Any withdrawal in excess of the maximum withdrawal amount is an excess withdrawal.

•	An excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount, on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your minimum remaining withdrawal amount.

Withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your death benefit and other benefits;

•	may be subject to surrender charges and excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Issue Requirements. The Company will not issue the 5 For Life Rider unless:

•	the annuitant is age 90 or younger;

•	the annuitant is also an owner (except in the case of non-natural owners); and

•	there are no more than two owners.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. (See “Adjusted Partial Withdrawals” below.)

The maximum annual withdrawal amount is zero if the annuitant is not 59 years old on the rider date (i.e. the date the rider is added to the policy) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year the rider is elected is equal to 5% of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to 5% of the total withdrawal base.

For qualified policies: The maximum annual withdrawal amount for the year that the plan participant (generally the annuitant) becomes 70 1/2 years old (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can take withdrawals under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount and frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.

•

If the rider is added prior to the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until the beginning of the calendar year (January 1st) after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds (See “Designated Choices” below).

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less any premium enhancement if the rider is added

2

in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent adjusted partial withdrawals.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

Adjusted Partial Withdrawals. Each rider year, gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis but will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount in a rider year (“excess withdrawal”) will reduce the total withdrawal base and minimum remaining withdrawal amount by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value) possibly to zero. See the SAI for examples showing the effect of hypothetical withdrawals in more detail, including any excess withdrawal that results in pro rata adjustments. Excess withdrawals may eliminate the guarantee offered by this rider.

Please note:

•	Because the total withdrawal base is equal to the policy value on the rider date, the maximum annual withdrawal amount may decrease if the policy value decreases prior to the rider date.

•	Upon the death of the annuitant, the 5 for Life rider terminates and there are no more additional guaranteed withdrawals.

5 For Life Rider Fee. A rider fee, 0.60% of the total withdrawal base on each rider anniversary, is charged annually prior to annuitization. We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).

Designated Investment Choices. If you elect the 5 For Life rider, you must allocate 100% of your policy value to one or more of the following “designated choices:”

Asset Allocation – Conservative Portfolio – Initial Class

Asset Allocation – Moderate Portfolio – Initial Class

Asset Allocation – Moderate Growth Portfolio – Initial Class

International Moderate Growth Fund – Initial Class

Federated Prime Money Fund II

Fixed Account

If you elect this rider, you may transfer amounts among the designated choices; however, you cannot transfer any amount to any other subaccount. After the third rider anniversary, you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day, you may transfer to a non-designated choices.

Upgrades. You can upgrade the total withdrawal base to the policy value after the third rider anniversary by sending us written notice (we reserve the right to limit your upgrade election to a 30-day period following a rider anniversary after the 4th rider anniversary) as long as you are younger than the maximum rider issue age. At this time the minimum remaining withdrawal amount and maximum annual withdrawal amount will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its

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own rider fee percentage (which may be higher than your current rider fee percentage). The new rider date will be the date the Company receives all necessary information.

Annuitization. If you have reached your maximum annuitization date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your maximum annual withdrawal amount.

Death Benefit. If you elect the 5 For Life rider and if, upon the death of the annuitant, the minimum remaining withdrawal amount is greater than the base policy benefit, then we will add the excess amount to the death benefit payable.

Please Note: If an owner who is not the annuitant dies and the surviving spouse continues the policy, no additional amount is payable. If the policy is not continued, the surviving owner (who is also the sole beneficiary) may elect to receive life time income payments equal to the maximum annual withdrawal amount divided by the number of payments each year instead of receiving the cash value.

Termination. The 5 For Life rider will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the 5 For Life rider (you may not terminate the rider before the third rider anniversary);

•	the annuitant’s death;

•

annuitization (however, if you have reached your mandatory annuitization date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your maximum annual withdrawal amount); or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

This supplement summarizes the 5 For Life rider. The application and operation of the 5 For Life rider are governed by the terms and conditions of the rider itself. The 5 For Life rider may vary for certain optional features, certain policies and may not be available for all policies.

4

THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2007

to the

Prospectus dated May 1, 2007

5 FOR LIFE WITH GROWTH RIDER

You may elect to purchase the optional 5 for Life with Growth rider which provides you with a guaranteed minimum withdrawal benefit. This rider is available during the accumulation phase but it will not be issued if the annuitant is younger than 55 or older than 80. The maximum issue age may be lower if required by state law.

The 5 for Life with Growth rider may vary for certain policies and may not be available for all policies. Please contact us at (800)-525-6205 for additional information regarding the availability of the 5 for Life with Growth rider.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the 5 for Life with Growth rider for a qualified policy.

5 for Life with Growth Benefit

This benefit is intended to provide an accumulating withdrawal base during the growth period, thereafter a stable withdrawal base and a level of cash withdrawals regardless of the performance of the variable investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your policy value while the annuitant is living (your ability to change the frequency or amount of your withdrawal ceases if your policy value reaches zero). Under this benefit, you can withdraw up to 5% of the total withdrawal base each calendar year that the annuitant is living (unless your total withdrawal base is reduced to zero because of “excess withdrawals;” see “Total Withdrawal Base” and “Total Withdrawal Base Adjustments,” below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after five years your policy value has declined to $70,000 solely because of negative investment performance. At that time, you could still withdraw up to $6,381(5% of the total withdrawal base) each calendar year for the rest of your life (assuming that you do not withdraw more than $6,381 in any one year.)

This Prospectus Supplement must be accompanied

by the Prospectus for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2007

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See the SAI for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the total withdrawal base by a pro rata amount.

Please note:

•	Any withdrawal in excess of the maximum withdrawal amount is an excess withdrawal.

•	An excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount, on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your minimum remaining withdrawal amount.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges and excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Issue Requirements. The Company will not issue the 5 for Life with Growth rider unless:

•	the annuitant is at least 55 and not yet age 81;

•	the annuitant is also an owner (except in the case of non-natural owners); and

•	there are no more than two owners.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” and “Minimum Remaining Withdrawal Adjustments,” below.

The maximum annual withdrawal amount is zero if the annuitant is not 59 years old on the rider date (i.e., the date the rider is added to the policy) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday.

If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year the rider is elected is equal to 5% of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, maximum annual withdrawal amount for each subsequent calendar year is equal to 5% of the total withdrawal base.

For qualified policies: The maximum annual withdrawal amount for the year that the plan participant (generally the annuitant) becomes 70 1/2 years old (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

2

You can take withdrawals under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals guaranteed by this rider after your policy value reaches zero, you must select an amount frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.

•

If the rider is added prior to the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until the beginning of the calendar year (January 1st) after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds (See “Designated Choices” below).

Growth Period. The growth period begins on the rider date and ends at the earlier of the first withdrawal or the tenth rider anniversary.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year).

The total withdrawal base during the growth period is equal to:

•	the total withdrawal base on the rider date; plus

•	premiums added during the growth period;

•	accumulated at an annual effective rate of 5% (the accumulation stops at the end of the growth period).

The total withdrawal base after the growth period is equal to:

•	the total withdrawal base at the end of the growth period; plus

•	any premiums added after the growth period; less

•	any adjustments for withdrawals (as described under “Total Withdrawal Base Adjustments” below) including the withdrawal, if any, which ended the growth period.

Note Carefully: The growth (or accumulation) at 5% applies only to the total withdrawal base, and the growth rate has no effect on the policy value.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount in a rider year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount in a rider year (“excess withdrawals”) will reduce the total withdrawal base by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value) possibly to zero. See the SAI for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate the guarantee offered by this rider.

3

Please note:

•	Because the total withdrawal base is equal to the policy value on the rider date, the maximum annual withdrawal amount may decrease if the policy value decreases prior to the rider date.

•	Upon the death of the annuitant, the 5 for Life with Growth rider terminates and there are no more additional guaranteed withdrawals.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Minimum Remaining Withdrawal Amount Adjustments,” below).

Minimum Remaining Withdrawal Amount Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis. Gross partial withdrawals in excess of the maximum annual withdrawal amount in a rider year will reduce the minimum remaining withdrawal amount by the greater of the dollar amount of the excess withdrawal or a pro rata amount in a rider year (in proportion to the reduction in the policy value) possibly to zero. See the SAI for examples showing the effect of hypothetical withdrawals in more detail.

Additional Death Benefit available with the 5 for Life with Growth Benefit. If you elect the 5 for Life with Growth rider, you can also generally elect for us to potentially add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant. The additional amount will be equal to the excess, if any, of the minimum remaining withdrawal amount over the base policy death benefit.

Please note:

•	Excess withdrawals may eliminate the additional death benefit available with the 5 for Life with Growth rider.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, no additional amount is payable. If the policy is not continued, the surviving owner (who is also the sole beneficiary) may elect to receive life time income payments equal to the maximum annual withdrawal amount divided by the number of payments each year instead of receiving the cash value after the death of the annuitant.

•	The minimum remaining withdrawal amount does not accumulate, and the growth benefit has no effect on policy value.

5 for Life with Growth Rider Fee. A rider fee, 0.60% of the total withdrawal base on each rider anniversary if you do not elect the additional death benefit and 0.85% of the total withdrawal base on each rider anniversary if you do elect the additional death benefit, is charged annually prior to annuitization. We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).

4

Designated Investment Choices. If you elect the 5 for Life with Growth rider, you must allocate 100% of your policy value to one or more of the following “designated choices:”

Asset Allocation – Conservative Portfolio – Initial Class

Asset Allocation – Moderate Portfolio – Initial Class

Asset Allocation – Moderate Growth Portfolio – Initial Class

International Moderate Growth Fund – Initial Class

Federated Prime Money Fund II

Fixed Account

If you elect this rider, you may transfer amounts among the designated choices; however, you cannot transfer any amount to any other subaccount. After the third rider anniversary, you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day, you may transfer to a non-designated choice.

Upgrades. You can upgrade the total withdrawal base to the policy value after the third rider anniversary by sending us written notice (we reserve the right to limit your upgrade election to a 30-day period following a rider anniversary after the 4th rider anniversary) as long as you are younger than the maximum rider issue age. At this time the minimum remaining withdrawal amount and maximum annual withdrawal amount will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee percentage (which may be higher than your current rider fee percentage) and growth rate. The new rider date will be the date the Company receives all necessary information.

Annuitization. If you have reached your maximum annuitization date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your maximum annual withdrawal amount.

Termination. The 5 for Life with Growth rider will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the 5 for Life with Growth rider (you may not terminate the rider before the third rider anniversary);

•	the annuitant’s death;

•

annuitization (however, if you have reached your mandatory annuitization date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your maximum annual withdrawal amount); or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

This supplement summarizes the 5 for Life with Growth rider. The application and operation of the 5 for Life with Growth rider are governed by the terms and conditions of the rider itself. The 5 for Life with Growth rider may vary for certain policies and may not be available for all policies.

5

THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated May 1, 2007

to the

Prospectus dated May 1, 2007

FIXED ACCOUNT LIMITATIONS

Effective immediately, we will not accept any premium payment in excess of $5,000 for guaranteed period options of less than five years duration. We also will not accept any premium payment or transfer that would result in the aggregate policy value in all guaranteed period options of less than 5 years duration exceeding $5,000. Please note these limitations do not apply to the dollar cost averaging fixed account option.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2007

THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2007

to the

Statement of Additional Information dated May 1, 2007

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS

The following examples show the effect of withdrawals on the benefits under the Living Benefits Rider.

Guaranteed Minimum Accumulation Benefit

Gross partial withdrawals will reduce the guaranteed future value by an amount equal to the greater of:

1)	the gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the amount of gross partial withdrawal;

B	is the policy value immediately prior to the gross partial withdrawal; and

C	is the guaranteed future value immediately prior to the gross partial withdrawal.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum accumulation benefit.

Example 1:

Assumptions:

Policy value prior to withdrawal (“PV”) = $90,000

Guaranteed future value prior to withdrawal (“GFV”) = $100,000

Gross withdrawal amount (“WD”) = $10,000

Step One. What is the pro rata value of the amount withdrawn?

1. Formula is (WD / PV) * GFV = pro rata amount

2. ($10,000 / $90,000) * $100,000 = $11,111.11

This Supplement must be accompanied or preceded

by the Statement of Additional Information for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2007

Step Two. Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?

$11,111.11 pro rata amount

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $11,111.11 = $88,888.89

Result. If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.

Example 2:

Assumptions:

PV	= $120,000
GFV	= $100,000
WD	= $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $120,000) * $100,000 = $8,333.33

Step Two. Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?

$10,000 withdrawal

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $10,000 = $90,000

Result. If no more withdrawals are taken, the guaranteed future value on the 10th Rider Anniversary is $90,000.

Guaranteed Minimum Withdrawal Benefit

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

2

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum withdrawal benefit.

When a withdrawal is taken, three parts of the guaranteed minimum withdrawal benefit can be affected:

1.	Minimum remaining withdrawal amount (“MRWA”)

2.	Total withdrawal base (“TWB”)

3.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (7% “principal back”):

Assumptions:

TWB = $100,000

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $7,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)

2.	$100,000 - $7,000 = $93,000.

Result.	In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.

3

Example 2 (7% “principal back”):

Assumptions:

TWB = $100,000

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $8,000

EWD = $1,000 ($8,000 - $7,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $8,000 - $7,000 = $1,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 7% WD)) * (MRWA – 7% WD)

2.	($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,120.48 pro rata amount?

$1,120.48 pro rata amount

Step Four. What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (GAWA) + $1,120.48 (pro rata excess) = $8,120.48

2.	$100,000 - $8,120.48 = $91,879.52

Result. The “principal back” minimum remaining withdrawal amount is $91,879.52.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).

New “principal back” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 7% WD)) * TWB before any adjustments

2.	($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,204.82 pro rata amount?

$1,204.82 pro rata amount.

4

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,204.82 = $98,795.18

Result. The new “principal back” total withdrawal base is $98,795.18

New “principal back” maximum annual withdrawal amount:

Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “principal back” maximum annual withdrawal amount?

$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66

Result.	Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.

Example 3 (5% “for life”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $5,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct)

2.	$100,000 - $5,000 = $95,000.

Result.	In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.

5

Example 4 (5% “for life”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $7,000 - $5,000 = $2,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% WD)) * (MRWA – 5% WD)

2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?

$2,235.29 pro rata amount

Step Four. What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (GAWA) + $2,235.29 (pro rata excess) = $7,235.29

2.	$100,000 - $7,235.29 = $92,764.71

Result.	The “for life” minimum remaining withdrawal amount is $92,764.71.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

New “for life” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5% WD)) * TWB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?

$2,352.94 pro rata amount.

6

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $2,352.94 = $97,647.06

Result. The new “for life” total withdrawal base is $97,647.06

New “for life” maximum annual withdrawal amount:

Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “for life” maximum annual withdrawal amount?

$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35

Result.	Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.

7

THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2007

to the

Statement of Additional Information dated May 1, 2007

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ADJUSTED PARTIAL SURRENDERS

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum withdrawal benefit.

When a withdrawal is taken, three parts of the guaranteed minimum withdrawal benefit can be affected:

1.	Minimum remaining withdrawal amount (“MRWA”)

2	Total withdrawal base (“TWB”)

3.	Maximum annual withdrawal amount (“MAWA”)

This Supplement must be accompanied or preceded

by the Statement of Additional Information for the

Atlas Portfolio Builder dated May 1, 2007

Example 1 (5 For Life):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $5,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $5,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct)

2.	$100,000 - $5,000 = $95,000.

Result.	In this example, because no portion of the withdrawal was in excess of $5,000, the total withdrawal base does not change and the minimum remaining withdrawal amount is $95,000.00.

Example 2 (5 For Life):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $7,000 - $5,000 = $2,000 (the excess withdrawal amount)

Step Two. Calculate how much of the minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% WD)) * (MRWA – 5% WD)

2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?

$2,235.29 pro rata amount

Step Four. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (MAWA) + $2,235.29 (pro rata excess) = $7,235.29

2.	$100,000 - $7,235.29 = $92,764.71

Result. The minimum remaining withdrawal amount is $92,764.71.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

2

New total withdrawal base:

Step One. The total withdrawal base is only reduced by amount of the excess or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5% WD)) * TWB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?

$2,352.94 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $2,352.94 = $97,647.06

Result. The new total withdrawal base is $97,647.06

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new maximum annual withdrawal amount?

$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35

Result.	Going forward, the maximum you can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the total withdrawal base.

Example 1 (5 For Life with Growth):

Assumptions:

TWB = $100,000

TWB in 10 years = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional benefit for additional cost) = $100,000

5% WD beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 total withdrawal base)

Please Note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD = $8,144

Excess withdrawal (“EWD”) = None

PV = $90,000 in 10 years

You = Owner and Annuitant (Age 60) on rider issue; age 70 at time withdrawals begin

Step One. Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $8,144 (there is no excess to deduct)

2.	$100,000 - $8,144 = $91,856.

3

Result.	In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the minimum remaining withdrawal amount is $91,856.

Example 2 (5 For Life with Growth):

Assumptions:

TWB = $100,000

TWB in 10 years = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional benefit for additional cost) = $100,000

5% WD beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 total withdrawal base)

Please Note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD	= $10,000
EWD	= $1,856 ($10,000 - $8,144)
PV	= $90,000 in 10 years
You	= Owner and Annuitant (Age 60) on rider issue; age 70 at time withdrawals begin

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)

Step Two. Calculate how much of the minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% WD)) * (MRWA – 5% WD)

2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?

$2,082.74 pro rata amount

Step Four. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $8,144 (MAWA) + $2,082.74 (pro rata excess) = $10,226.74

2.	$100,000 - $10,226.74= $89,773.26

Result. The minimum remaining withdrawal amount is $89,773.26.

NOTE. For the guaranteed minimum withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $8,144, the total withdrawal base would remain at $162,889 and the maximum annual withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

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New total withdrawal base:

Step One. The total withdrawal base is only reduced by amount of the excess or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5% WD)) * TWB before any adjustments

2.	($1,856 / ($90,000 - $8,144)) * $162,889 = $3,693.34

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $3,693.34 pro rata amount?

$3,693.34 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$162,889 - $3,693.34 = $159,195.66

Result. The new total withdrawal base is $159,195.66

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.

Step One. What is the new maximum annual withdrawal amount?

$159,195.66 (the adjusted total withdrawal base) * 5% = $7,959.78

Result.	Going forward, the maximum you can take out in a year is $7,959.78 without causing an excess withdrawal for the guarantee and further reduction of the total withdrawal base.

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STATEMENT OF ADDITIONAL INFORMATION

THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued through

SEPARATE ACCOUNT VA A

Offered by

TRANSAMERICA LIFE INSURANCE COMPANY

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Atlas Portfolio Builder Variable Annuity offered by Transamerica Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2007 by calling us at 1-800-525-6205, or by writing to the Administrative and Service Office, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectus for the policy and the underlying fund portfolios.

Dated: May 1, 2007

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GLOSSARY OF TERMS

Accumulation Unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value—An amount equal to the policy value increased or decreased by any excess interest adjustments.

Administrative and Service Office—Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499.

Annuitant—The person during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date—The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month following the month after the annuitant attains age 98. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option—A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit—An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment after the annuity commencement date.

Application—A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Beneficiary—The person who has the right to the death benefit as set forth in the policy.

Business Day—A day when the New York Stock Exchange is open for business.

Cash Value—The policy value, increased or decreased by any excess interest adjustment, less the surrender charge, if any.

Code—The Internal Revenue Code of 1986, as amended.

Cumulative Free Percentage—The percentage (as applied to the cumulative premium payments) which is available to the owner free of any surrender charge.

Excess Interest Adjustment (“EIA”)— A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

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Fixed Account—One or more investment choices under the Policy that are part of Transamerica’s general assets that are not in the separate account.

Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account which Transamerica may offer into which premium payments may be paid or amounts transferred.

Nonqualified Policy—A policy other than a qualified policy.

Owner (You, Your)—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information we require to issue a policy.

Policy Date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value—On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	partial surrenders (including any applicable excess interest adjustments and surrender charges on such surrenders); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	any applicable premium or other taxes, transfer fees, and other charges, if any.

Policy Year—A policy year begins on the policy date and on each policy anniversary.

Premium Payment—An amount paid to Transamerica by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account—Separate Account VA A, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Subaccount—A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

Successor Owner—A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Surrender Charge—The applicable contingent deferred sales charge, assessed on certain full or partial surrenders of premium payments to cover expenses relating to the sale of the policies.

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Valuation Period—The period of time from one determination of accumulation unit and annuity unit values to the next subsequent determination of values. Such determination shall be made on each business day.

Variable Annuity Payments—Payments made pursuant to an annuity payment option which fluctuates as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice—Written notice, signed by the owner, that gives Transamerica the information it requires and is received at the administrative and service office. For some transactions, Transamerica may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements Transamerica establishes for such notices.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the policy which may be of interest to a prospective purchaser.

THE POLICY—GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with Transamerica’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner’s spouse in a community or marital property state.

Unless Transamerica has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the application or in a written notice. The successor owner will become the new owner upon the owner’s death, if the owner predeceases the annuitant. If no successor owner survives the owner and the owner predeceases the annuitant, the owner's estate will become the owner.

Note Carefully. If the owner does not name a successor owner, the owner’s estate will become the new owner if the owner predeceases the annuitant. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless Transamerica has received written notice of the trust as a successor owner signed prior to the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no successor owner is named in a written notice received by Transamerica.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have adverse tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment Transamerica has made or action Transamerica has taken before recording the change. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred to a new owner (except to the deceased owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the new owner within five years of the owner’s death, or payments must be made for a period certain or for the new owner's lifetime so long as any period certain does not exceed that new owner’s life expectancy, if the first payment begins within one year of your death.

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Entire Policy

The policy, any endorsements or riders thereon, and the application constitute the entire contract between Transamerica and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, Transamerica will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by Transamerica shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Transamerica due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to Transamerica.

Addition, Deletion, or Substitution of Investments

Transamerica cannot and does not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. Transamerica retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. Transamerica reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in Transamerica’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (SEC). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Transamerica. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Transamerica may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Transamerica will notify you and request a reallocation of the amounts invested in the eliminated subaccount. If you provide no such reallocation, Transamerica will reinvest the amounts in the subaccount that invests in the Federated Prime Money Fund II portfolio (or in a similar portfolio of money market instruments). If a portfolio of money market instruments is unavailable, Transamerica will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

Similarly, Transamerica will close a subaccount to new investment (either transfers or premium payments) if the corresponding portfolio closes to new investments. Any amounts that would otherwise be invested in a closed subaccount (for premium allocations, portfolio rebalancing, dollar cost averaging, automatic checking account or payroll deductions for period premiums, etc.) will, if you do not provide instructions for a new allocation, be invested in the subaccount that invests in the Federated Prime Money Market Fund II (or in a similar portfolio of money market instruments).

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If a portfolio of money market instruments is unavailable, Transamerica will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

In the event of any such substitution or change, Transamerica may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, Transamerica also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying funds, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you surrender from, transfer out of, or apply to an annuity payment option, from the guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a surrender, if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the premium payments and transfers to the guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the policy’s guaranteed minimum effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment is:

S * (G-C) * (M/12)

S	=	Gross amount being withdrawn that is subject to the excess interest adjustment.

G	=	Guaranteed Interest Rate applicable to S.

C	=	Current Guaranteed Interest Rate then being offered on new premium payments for the next longer guaranteed period than “M”. If this policy form or such a guaranteed period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M	=	Number of months remaining in the current guaranteed period, rounded up to the next higher whole number of months.

*	=	multiplication

^	=	exponentiation

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Example 1 (Full Surrender, rates increase by 4%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Full surrender:	middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^ 2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3	= 50,000 * .30 = 15,000
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 - 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000* (1.02) ^ 2.5 = 52,537.62
Excess interest adjustment
G = .055
C = .095
M = 30
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00* (.055 - .095)* (30/12)
= -5,000.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 52,537.62 - 57,161.18 = -4,623.56
Adjusted policy value	= policy value + excess interest adjustment = 57,161.18 – 4,623.56 = 52,537.62
Portion of Surrender Charge - free amount which is deducted from earnings	= Policy Value - Premium =57,161.18 - 50,000 = 7,161.18
Portion of Surrender Charge - free amount which is deducted from premium	=15,000.00 – 7,161.18 = 7,838.82
Surrender charge	= (50,000 – 7,838.82)* .06 = 2,529.67
Cash value at middle of policy year 3	= policy value + excess interest adjustment - surrender charge
= 57,161.18 – 4,623.56 – 2,529.67
= 50,007.95
Minimum Cash Value	= .90 * 50,000 * 1.03 ^ 2.5 = 48,451.32
The cash value of $50,007.95 is greater than the minimum cash value of $48,451.32

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Example 2 (Full Surrender, rates decrease by 1%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Full surrender:	middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^ 2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3	= 50,000.00 * .30 = 15,000.00
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 - 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000* (1.02) ^ 2.5 = 52,537.62
Excess interest adjustment
G = .055
C = .045
M = 30
Excess interest adjustment	= S* (G – C)* (M/12)
= 50,000* (.055 - .045)* (30/12)
= 1,250.00
Adjusted policy value	= policy value + excess interest adjustment
= 57,161.18 + 1,250.00 = 58,411.18
Portion of Surrender Charge - free amount which is deducted from earnings	= Policy Value – Premium = 57,161.18 - 50,000 = 7,161.18
Portion of Surrender Charge - free amount which is deducted from premium	= 15,000.00 – 7,161.18 = 7,838.82
Surrender charge	= (50,000 – 7,838.82) * .06 = 2,529.67
Cash value at middle of policy year 3	= policy value + excess interest adjustment - surrender charge
= 57,161.18 + 1,250 - 2,52967
= 55,881.51
Minimum Cash Value	= .90 * 50,000 * 1.03 ^ 2.5 = 48,451.32
The cash value of $55,881.51 is greater than the minimum cash value of $48,451.32

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On a partial surrender, Transamerica will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by the amount equal to:

R - E + SC

R	= the requested partial surrender;
E	= the excess interest adjustment; and
SC	= the surrender charge on (EPW – E), where;
EPW	= the excess partial withdrawal amount.

Example 3 (Partial Surrender, rates increase by 1%):

Single premium:	$50,000
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$30,000; middle of policy year 3
Policy value at middle of policy year 3	= 50,000* (1.055) ^2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3	= 50,000.00 * .30 = 15,000.00
Excess interest adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Excess interest adjustment / surrender charge
S = 30,000 - 7,161.18 = 22,832.82
G = .055
C = .065
M = 30
E = 22,838.82* (.055 - .065)* (30/12) = -570.97
EPW = 30,000 – 15,000 = 15,000

To receive the full $30,000 partial surrender amount, we must “gross-up” the EPW amount ot account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge)

New EPW = 15,000 / (1 - .06) = 15,957.45

SC = .06 * (15,957.45 – (-570.97)) = 991.71
Remaining policy value at middle of policy year 3	= 57,161.18 - (R – E + surrender charge)
= 57,161.18 – (30,000 – (-570.97) + 991.71) = 25,598.50

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Example 4 (Partial Surrender, rates decrease by 1%):

Single premium:		$50,000
Guarantee period:		5 Years
Guarantee rate:		5.50% per annum
Partial surrender:		$30,000; middle of policy year 3
Policy value at middle of policy year 3		= 50,000* (1.055) ^ 2.5 = 57,161.18
Surrender charge free amount at middle of policy year 3		= 50,000.00 * .30 = 15,000.00
Excess interest adjustment free amount at middle of policy year 3		= 57,161.18 - 50,000 = 7,161.18
Excess interest adjustment / surrender charge
S	= 30,000 - 7,161.18 = 22,838.82
EPW	= 30,000 – 15,000 = 15,000
G	= .055
C	= .045
M	= 30
E	= 22,838.82* (.055 - .045)* (30/12) = 570.97

To receive the full $30,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge)

New EPW = 15,000 / (1 - .06) = 15,957.45

SC = .06 * (15,957.45 - 570.97)) = 923.19
Policy value after surrender at middle of policy year 3		= 57,161.18 – (R – E + surrender charge)
= 57,161.18 – (30,000 – 570.97 + 923.19)
= 26,808.96

Reallocation Of Policy Values After The Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, Transamerica reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to Transamerica’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of policy value may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by Transamerica at its administrative and service office at least thirty (30) days prior to the annuity commencement date (elections less than 30 days require prior approval). If no election is made prior to the annuity commencement date, annuity payments will be made using (1) life income with fixed (level) payments for 10 years certain, using the existing

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adjusted policy value of the fixed account, or (2) life income with variable payments for 10 years certain, using the existing policy value of the separate account, or (3) a combination of (1) and (2).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount Transamerica has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells Transamerica in writing and Transamerica agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table” using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for males, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as follows:

Annuity Commencement Date	Adjusted Age
Before -2010	Actual Age
2010 - 2019	Actual Age minus 1
2020 - 2026	Actual Age minus 2
2027 - 2033	Actual Age minus 3
2034 - 2040	Determined by us

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units that are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

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Death Benefit

Adjusted Partial Surrender. The amount of your guaranteed minimum death benefit is reduced due to a partial surrender by an amount called the adjusted partial surrender. The reduction amount depends on the relationship between your guaranteed minimum death benefit and policy value. The adjusted partial surrender is (1) multiplied by (2), where:

(1)	is the gross partial surrender, where gross partial surrender = requested surrender - excess interest adjustment + surrender charges on (excess partial surrender - excess interest adjustment); and

(2)	is the adjustment factor, which is the death proceeds prior to surrender divided by the current policy value prior to surrender, where death proceeds = the maximum of current policy value, current cash value, and the current guaranteed minimum death benefit.

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.

EXAMPLE 1 (Assumed Facts for Example)
$75,000	current guaranteed minimum death benefit before surrender
$50,000	current policy value before surrender
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	requested surrender
$10,000	surrender charge - free amount (assumes 20% cumulative free percentage is available)
$5,000	excess partial surrender (amount subject to surrender charge)
$100	excess interest adjustment - (assumes interest rates have decreased since initial guarantee)
$294	surrender charge on (excess partial surrender less excess interest adjustment) = 0.06*(5000 - 100)
$5,194	reduction in policy value due to excess partial surrender = 5000-100 + 294
$15,194	total gross partial surrender
$22,791	adjusted partial surrender = 15,194 * (75,000/50,000)
$52,209	new guaranteed minimum death benefit (after surrender) = 75,000-22,791
$34,806	new policy value (after surrender) = 50,000-10,000-5,194

Summary:
Reduction in guaranteed minimum death benefit	=$	22,791
Reduction in policy value	=$	15,194

Note, guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the surrender.

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EXAMPLE 2 (Assumed Facts for Example)
$50,000	current guaranteed minimum death benefit before surrender
$75,000	current policy value before surrender
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	requested surrender
$11,250	surrender charge - free amount (assumes 15% cumulative free percentage is available)
$3,750	excess partial surrender (amount subject to surrender charge)
$-100	excess interest adjustment - (assumes interest rates have increased since initial guarantee)
$231	surrender charge on (excess partial surrender less excess interest adjustment) = 0.06*[(3750 - (-100))]
$4,081	reduction in policy value due to excess partial surrender = 3750 - (-100) + 231 = 3750 + 100 + 231
$15,331	total gross partial surrender
$15,331	adjusted partial surrender = $15,331 * (75,000/75,000)
$34,669	new guaranteed minimum death benefit (after surrender) = 50,000 - 15,331
$59,669	new policy value (after surrender) = 75,000 - 11,250 - 4,081

Summary:
Reduction in guaranteed minimum death benefit	=$	15,331
Reduction in policy value	=$	15,331

Note, the guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the surrender.

Due proof of death of the annuitant is proof that the annuitant who is the owner died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to Transamerica, will constitute due proof of death.

Upon receipt at our administrative and service office of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Distribution Requirements. If the annuitant was an owner, (1) the death benefit must be distributed within five years of the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the beneficiary’s lifetime or for a period certain (so long as any period certain does not exceed the beneficiary’s life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased owner’s death. If the sole beneficiary is the deceased owner’s surviving spouse, however, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit. (See “Certain Federal Income Tax Consequences.”)

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If the annuitant is not an owner, and an owner dies prior to the annuity commencement date, a successor owner may surrender the policy at any time for the amount of the adjusted policy value. If the sole successor owner is the deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit. If the successor owner is not the deceased owner’s spouse, however, (1) the adjusted policy value must be distributed: within five years after the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the successor owner’s lifetime or for a period certain (so long as any period certain does not exceed the successor owner’s life expectancy).

Beneficiary. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to Transamerica. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary0) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the Notice is received by Transamerica. Transamerica will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

Death of Owner

Federal tax law requires that if any owner (including any joint owner or any successor owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary; (2) the owner is not a natural person and the primary annuitant dies or is changed; or (3) any owner dies after the annuity commencement date. See “Certain Federal Income Tax Consequences” below for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant, you may assign any rights or benefits provided by the policy if the policy is a nonqualified policy. An assignment will not be binding on Transamerica until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. Transamerica assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have adverse tax consequences.

Unless the owner so directs by filing written notice with Transamerica, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence Of Survival

Transamerica reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until Transamerica receives such evidence.

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Non-Participating

The policy will not share in Transamerica’s surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by Transamerica and approved by one of Transamerica’s officers. No registered representative has authority to change or waive any provision of the policy.

Transamerica reserves the right to amend the policy to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their immediate family. In such a case, Transamerica in its discretion, may credit an amount equal to a percentage of the premium payment to the policy due to lower acquisition costs Transamerica experiences on those purchases. Transamerica may offer certain employer sponsored savings plans reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request, times (b) the number of payments remaining, discounted using a rate equal to the AIR.

Stabilized Payments

If you have selected a payout feature that provides for stabilized payments(e.g., the Initial Payment Guarantee), please note that the stabilized payments remain constant throughout each year and are adjusted on your policy anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your policy anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased since more variable annuity units are credited to you.

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Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased since fewer variable annuity units are credited to you.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the mortality and expense risk fee and administrative charge.

Hypothetical Changes in Annuity Units with Stabilized Payments*

AIR			5.0%
Life & Ten Years Certain
Male Age 65
First Variable Payment			$500

		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
	May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
	June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
	July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
	August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
	September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
	October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
	November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
	December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
	January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

*	The total separate account expenses included in the calculations is 2.25% (2.25% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

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Tax Status of the Policy

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. §1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the policy, then the policy may be continued with the surviving spouse as the new owner. Under the policy, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified

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policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policiestaxable,“eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

We may make available, as options under the policy, certain guaranteed minimum withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. Consult a qualified tax advisor before electing any of these benefits for a qualified policy.

We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

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Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code ($4,000 for 2007, $5,000 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the policy for qualification as an IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available with the policies comport with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $114,000 for single filers, $166,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($4,000 for 2007, $5,000 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

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These rules may prevent the payment of guaranteed withdrawals under a guaranteed minimum withdrawal benefit prior to age 59 1/2.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit sharing plan. Therefore, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT PERFORMANCE

A “Net Investment Factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying funds less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

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Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the application is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of business on each day the New York Stock Exchange is open for business.

An index (the “Net Investment Factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same from one valuation period to the next. The owner bears this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The Net Investment Factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share charge or credit for any taxes determined by Transamerica to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration Of Accumulation Unit Value Calculations

Formula And Illustration For Determining The Net Investment Factor

Investment Experience Factor = (A + B – C) – E

                                                                 D

Where: A =	The Net Asset Value of an underlying fund share as of the end of the current valuation period.
	Assume.	A=$11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
	Assume.	B=0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
	Assume.	C=0

D =	The Net Asset Value of an underlying fund share at the end of the immediately preceding valuation period.
	Assume.	D=$11.40

E =	The daily deduction for the mortality and expense risk fee and administrative charge, which totals 1.40% on an annual basis.
	On a daily basis.	=.0000380909

Then, the Investment Experience Factor = 11.57 + 0 - 0 - .0000380909 = Z = 1.0148741898

                                                                             11.40

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Formula And Illustration For Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where: A =	The accumulation unit value for the immediately preceding valuation period.
	Assume.	= $X

B =	The Net Investment Factor for the current valuation period.
	Assume.	= Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the annual assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which Transamerica determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of a fund share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

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Illustration Of Calculations For Annuity Unit Value

And Variable Annuity Payments

Formula And Illustration For Determining Annuity Unit Value

Annuity unit value = A * B * C

Where: A =	Annuity unit value for the immediately preceding valuation period.
	Assume.	= $ X

B =	Net Investment Factor for the valuation period for which the annuity unit value is being calculated.*
	Assume.	= Y

C =	A factor to neutralize the annual assumed investment return of 5% built into the annuity tables used.
	Assume.	= Z

Then, the annuity unit value is: $ X * Y * Z = $ Q

Formula And Illustration For Determining Amount

Of First Monthly Variable Annuity Payment

First Monthly Variable Annuity Payment = A * B_

                                                                       $1,000

Where: A =	The policy value as of the annuity commencement date.
	Assume.	= $ X

B =	The annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
	Assume.	= $ Y

Then, the first monthly variable annuity payment = $ X * $ Y = $Z

                                                                                          1,000

Formula And Illustration For Determining The Number Of Annuity Units

Represented By Each Monthly Variable Annuity Payment

Number of annuity units = A

                                             B

Where: A =	The dollar amount of the first monthly variable annuity payment.
	Assume.	= $ X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.
	Assume.	= $ Y

Then, the number of annuity units = $ X = Z

                                                            $ Y

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BENEFICIARY EARNINGS ENHANCEMENT RIDER — ADDITIONAL INFORMATION

The following examples illustrate the beneficiary earnings enhancement additional death benefit payable by this rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 71 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of surrender	$150,000
Rider Earnings on Date of Surrender (Policy Value on the date of surrender – Policy Value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on date of death benefit calculations	$175,000
Rider Earnings (= Policy Value on the date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations	$75,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$100,000

BENEFICIARY EARNINGS ENHANCEMENT – EXTRA II RIDER — ADDITIONAL INFORMATION

Assume the Beneficiary Earnings Enhancement- Extra II is added to a new policy opened with $100,000 initial premium. The annuitant is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The annuitant adds $25,000 premium in the 3rd Rider Year when the Policy Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Policy Value is equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the death proceeds is $145,000.

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EXAMPLE

Account Value on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50
Rider Benefit Base in 3rd Rider Year prior to Premium addition (= Account Value less premiums added since Rider Date = $115,000 – $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Premium addition (= $140,000 - $25,000)	$115,000
Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less premiums added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal = (Account Value less premiums added since Rider Date =$110,000 - $25,000)	$85,000
Rider Benefit Base in 6th Rider Year (= $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

HISTORICAL PERFORMANCE DATA

Money Market Yields

Transamerica may from time to time disclose the current annualized yield of the Federated Prime Money Fund II subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges; and (ii) the mortality and expense risk fee. Current Yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the Federated Prime Money Fund II subaccount will be lower than the yield for the Federated Prime Money Fund II portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender

27

charges range from 7% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

Transamerica may also disclose the effective yield of the Federated Prime Money Fund II subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the Federated Prime Money Fund II subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Federated Prime Money Fund II subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Federated Prime Money Fund II portfolio, the types and quality of portfolio securities held by the Federated Prime Money Fund II portfolio and its operating expenses.

Other Subaccount Yields

Transamerica may, from time to time, advertise or disclose the current annualized yield of one or more of the subaccounts for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charge and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

Yield = 2 * ((((NI-ES)/(U * UV)) + 1)6-1)

Where:

NI	=	Net investment income of the subaccount for the 30-day period attributable to the subaccount’s unit.

ES	=	Expenses of the subaccount for the 30-day period.

U	=	The average number of units outstanding.

UV	=	The unit value at the close (highest) of the last day in the 30-day period.

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Because of the charges and deductions imposed by the separate account, the yield for a subaccount will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount of premium payments withdrawn based on the number of years since the policy date. However, surrender charges will not be assessed after the fifth policy year.

The yield on amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of its investments and its operating expenses.

Total Returns

Transamerica may, from time to time, also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which Transamerica calculates on each business day based on the performance of the subaccount’s underlying fund portfolios, and the deductions for the mortality and expense risk fee and the administrative charge. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)N= ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.

ERV	=	The ending redeemable value of the hypothetical account at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Other Performance Data

Transamerica may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

CTR = (ERV/P) - 1

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Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical initial payment of $1,000.

All non-standardized performance data will only be advertised if the standardized performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

Transamerica may, from time, to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of Transamerica. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF TRANSAMERICA

Transamerica is subject to the laws of Iowa governing insurance companies and to regulation by the Insurance Division, Department of Commerce of the State of Iowa. An annual statement, in a prescribed form, is filed with the Insurance Division each year covering the operation of Transamerica for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Division includes periodic examination to determine Transamerica’s contract liabilities and reserves so that the Insurance Division may determine the items are correct. Transamerica’s books and accounts are subject to review by the Insurance Division at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, Transamerica is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

Transamerica performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

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RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by Transamerica. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, Transamerica will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the policy on a continuous basis. We anticipate continuing to offer the policy, but reserve the right to discontinue the offering.

Effective May 1, 2007, our affiliate Transamerica Capital, Inc. (“TCI”) replaced our affiliate AFSG Securities Corporation (“AFSG”) as principal underwriter for the policy. TCI’s home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. TCI (distributor for the policies) is our affiliate, and like us, is a indirect, wholly owned subsidiaries of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.

During fiscal years 2006, 2005, and 2004, before TCI replaced AFSG as principal underwriter for the policies, the amounts paid to AFSG in connection with all policies sold through the separate account were $ 774,083, 906,872, and $1,172,023, respectively. AFSG passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and/or our affiliates provide paid-in capital to TCI (and provided paid-in capital to AFSG) and pay for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and TCI may pay selling firms additional cash amounts for: (1) “preferred product” treatment of the policy in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policy; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

VOTING RIGHTS

To the extent required by law, Transamerica will vote the underlying fund portfolios’ shares held by the mutual fund account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings.

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If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Transamerica determines that it is permitted to vote the underlying funds shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. Transamerica will solicit voting instructions by sending you, or other persons entitled to vote, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by Transamerica in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

Transamerica makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

Transamerica holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from Transamerica’s general account assets. Transamerica maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by Transamerica’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of Transamerica.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to Transamerica relating to certain matters under the federal securities laws applicable to the issue and sale of the policies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2006 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 2006 and 2005,

32

and for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company which are included in this SAI should be considered only as bearing on the ability of Transamerica to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

33

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Life Insurance Company

Years Ended December 31, 2006, 2005, and 2004

Transamerica Life Insurance Company

Financial Statements and Schedules– Statutory Basis

Years Ended December 31, 2006, 2005, and 2004

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Transamerica Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 2 to the financial statements, in 2005 Transamerica Life Insurance Company changed its accounting for investment in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.

/s/ Ernst & Young LLP

March 13, 2007

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2006	2005
Admitted assets
Cash and invested assets:
Cash, cash equivalents, and short-term investments	$1,214,965	$326,027
Bonds:
Affiliated entities	501,180	496,081
Unaffiliated	32,103,292	35,355,634
Preferred stocks:
Affiliated entities	1,085	1,085
Unaffiliated	1,689,094	337,338
Common stocks:
Affiliated entities (cost: 2006 - $84,843; 2005 - $84,576)	82,202	74,849
Unaffiliated (cost: 2006 - $366,148; 2005 - $234,927)	393,176	267,414
Mortgage loans on real estate	5,760,667	5,770,723
Real estate:
Home office properties	6,237	6,464
Properties held for production of income	2,466	5,235
Properties held for sale	21,508	22,822
Policy loans	130,144	123,221
Receivable for securities	6,651	13,474
Other invested assets	1,543,092	1,116,749

Total cash and invested assets	43,455,759	43,917,116
Premiums deferred and uncollected	20,444	21,154
Due and accrued investment income	853,244	847,091
Reinsurance balances recoverable	2,914	3,995
Federal and foreign income tax recoverable	—	112,500
Net deferred income tax asset	108,342	116,392
Receivable from parent, subsidiaries, and affiliates	503,881	54,261
Other admitted assets	109,938	192,366
Separate account assets	28,875,013	23,662,198

Total admitted assets	$73,929,535	$68,927,073

	December 31
	2006	2005
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$4,040,838	$4,008,767
Annuity	23,038,230	26,901,713
Accident and health	812,961	714,373
Policy and contract claim reserves:
Life	35,143	37,337
Accident and health	39,502	40,207
Liabilities for deposit-type contracts	7,085,285	7,755,652
Other policyholders’ funds	2,646	2,562
Remittances and items not allocated	167,889	104,925
Borrowed money	493,336	8,492
Asset valuation reserve	803,012	663,191
Interest maintenance reserve	159,356	214,962
Commissions and expense allowances payable on reinsurance assumed	—	101
Other liabilities	522,796	423,773
Reinsurance in unauthorized companies	—	17,264
Funds held under coinsurance and other reinsurance treaties	5,950,970	2,293,431
Transfers from separate accounts due or accrued (including $(477,683) and $(457,793) accrued for expense allowances recognized in reserves, net of reinsured allowances)	(482,082)	(443,974)
Federal and foreign income taxes payable (including $50,291 and $– on realized capital gains (losses) at December 31, 2006 and 2005, respectively)	20,923	—
Payable for securities	90,398	104,111
Payable to affiliates	230,656	—
Separate account liabilities	28,874,898	23,662,141

Total liabilities	71,886,757	66,509,028
Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 316,955 issued and outstanding shares	3,170	3,170
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued at December 31, 2006 and 42,500 shares authorized, issued and outstanding at December 31, 2005 (total liquidation value - $58,000); Series B, $10 per share par value, 250,000 shares authorized, 87,755 shares issued and outstanding (total liquidation value - $877,550)	1,302	1,302
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares	(58,000)	—
Surplus notes	—	575,000
Paid-in surplus	1,437,768	1,437,996
Unassigned surplus	658,538	400,577

Total capital and surplus	2,042,778	2,418,045

Total liabilities and capital and surplus	$73,929,535	$68,927,073

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$392,558	$734,878	$1,192,921
Annuity	4,322,254	4,191,484	4,972,942
Accident and health	194,973	178,855	175,387
Net investment income	2,376,911	2,390,054	2,380,749
Amortization of interest maintenance reserve	21,795	39,488	32,901
Commissions and expense allowances on reinsurance ceded	187,363	105,759	46,349
Consideration for reinsurance recapture	—	—	286,705
Income from fees associated with investment management, administration and contract guarantees for separate accounts	369,936	276,684	250,567
Reserve adjustments on reinsurance ceded	1,234,064	(219,021)	(125,668)
Coinsurance reserve recapture	—	—	643,279
Income from administrative service agreement	42,513	—	—
Other income	51,256	62,744	60,264

	9,193,623	7,760,925	9,916,396
Benefits and expenses:
Benefits paid or provided for:
Life	115,217	118,906	107,082
Accident and Health	113,547	102,075	101,758
Surrender benefits	7,291,738	5,415,085	4,804,754
Other benefits	1,487,689	1,380,601	1,253,141
Increase (decrease) in aggregate reserves for policies and contracts:
Life	32,072	45,992	408,100
Annuity	(3,863,633)	(1,974,994)	639,283
Accident and health	98,588	86,538	97,704

	5,275,218	5,174,203	7,411,822
Insurance expenses:
Commissions	435,419	425,434	447,710
General insurance expenses	253,636	242,493	226,776
Insurance taxes, licenses, and fees	41,256	27,899	39,458
Net transfers to separate accounts	2,417,521	1,365,516	1,022,189
Reinsurance reserve recapture	—	813	293,942
Other expenses	415,693	230,388	194,270

	3,563,525	2,292,543	2,224,345

Total benefits and expenses	8,838,743	7,466,746	9,636,167

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	354,880	294,179	280,229
Dividends to policyholders	557	455	538

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	354,323	293,724	279,691
Federal income tax expense	136,412	4,302	78,317

Gain from operations before net realized capital gains (losses) on investments	217,911	289,422	201,374
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	114,487	9,223	65,791

Net income	$332,398	$298,645	$267,165

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2004	$2,235	$425	$—	$575,000	$1,361,793	$536,103	$2,475,556
Net income	—	—	—	—	—	267,165	267,165
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	52,077	52,077
Nonadmit value of reciprocal ownership	—	—	—	—	(65,170)	(53,209)	(118,379)
Change in other nonadmitted assets	—	—	—	—	—	71,576	71,576
Change in asset valuation reserve	—	—	—	—	—	(220,329)	(220,329)
Repayment of surplus in separate accounts	—	—	—	—	—	560	560
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(136)	(136)
Change in net deferred income tax asset	—	—	—	—	—	(35,091)	(35,091)
Issuance of common stock in connection with statutory merger	343	—	—	—	—	(343)	—
Capital contribution	—	—	—	—	490,000	—	490,000
Change in reserves on account of change in valuation basis	—	—	—	—	—	1,423	1,423
Reinsurance transactions	—	—	—	—	—	(14,424)	(14,424)
Dividend to stockholder	—	—	—	—	—	(400,000)	(400,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	613	—	613

Balance at December 31, 2004	$2,578	$425	$—	$575,000	$1,787,236	$205,372	$2,570,611

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2004	$2,578	$425	$—	$575,000	$1,787,236	$205,372	$2,570,611
Net income	—	—	—	—	—	298,645	298,645
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	39,668	39,668
Change in other nonadmitted assets	—	—	—	—		(1,718)	(1,718)
Change in asset valuation reserve	—	—	—	—	—	(146,776)	(146,776)
Repayment of surplus in separate accounts	—	—	—	—	—	199	199
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(17,011)	(17,011)
Change in net deferred income tax asset	—	—	—	—	—	34,505	34,505
Cumulative effect of change in accounting principle	—	—	—	—	—	(6,668)	(6,668)
Issuance of common stock in connection with statutory merger	592	877	—	—	(1,812)	343	—
Return of capital	—	—	—	—	(348,051)	—	(348,051)
Reinsurance transactions	—	—	—	—	—	(5,982)	(5,982)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	623	—	623

Balance at December 31, 2005	$3,170	$1,302	$—	$575,000	$1,437,996	$400,577	$2,418,045

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2005	$3,170	$1,302	$—	$575,000	$1,437,996	$400,577	$2,418,045
Cumulative effect of change in accounting principle	—	—	—	—	—	(1,665)	(1,665)
Net income	—	—	—	—	—	332,398	332,398
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	105,010	105,010
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	(3,602)	(3,602)
Change in other nonadmitted assets	—	—	—	—	—	(98,040)	(98,041)
Change in asset valuation reserve	—	—	—	—	—	(139,821)	(139,821)
Repayment of surplus in separate accounts	—	—	—	—	—	79	79
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	17,264	17,264
Change in net deferred income tax asset	—	—	—	—	—	91,021	91,021
Reinsurance transactions	—	—	—	—	—	4,640	4,640
Dividend to stockholders	—	—	—	—	—	(69,803)	(69,803)
Repurchase of Series A preferred stock	—	—	(58,000)	—	—	—	(58,000)
Correction of prior period error	—	—	—	—	—	20,480	20,480
Repayment of surplus notes	—	—	—	(575,000)	—	—	(575,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	(228)	—	(228)

Balance at December 31, 2006	$3,170	$1,302	$(58,000)	$—	$1,437,768	$658,538	$2,042,778

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Operating activities
Premiums collected, net of reinsurance	$4,910,880	$5,105,476	$6,336,849
Net investment income	2,490,060	2,466,077	2,276,092
Miscellaneous income	1,972,319	259,085	1,143,613
Benefit and loss related payments	(10,395,471)	(7,792,780)	(6,599,811)
Net transfers to separate accounts	(2,326,426)	(1,199,281)	(903,618)
Commissions, expenses paid, and aggregate write-ins for deductions	(1,155,948)	(985,993)	(919,570)
Dividends paid to policyholders	(523)	(584)	(618)
Federal and foreign income taxes paid	(53,236)	(175,128)	(104,543)

Net cash (used in) provided by operating activities	(4,558,345)	(2,323,128)	1,228,394
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	18,812,848	23,151,411	26,928,308
Common stocks	200,499	83,756	324,400
Preferred stocks	398,977	361,028	454,336
Mortgage loans	1,271,404	1,303,236	679,622
Real estate	7,004	15,683	22,678
Other invested assets	346,990	284,913	416,287
Receivable/payable for securities	66,568	17,374	1,145,717
Miscellaneous proceeds	—	11,490	143,374

Total investment proceeds	21,104,290	25,228,891	30,114,722
Cost of investments acquired:
Bonds	(16,845,468)	(20,643,565)	(28,238,630)
Common stock	(361,184)	(106,718)	(410,614)
Preferred stock	(468,081)	(223,919)	(311,727)
Mortgage loans	(1,266,019)	(1,346,022)	(1,116,443)
Real estate	(2,486)	(303)	(34)
Other invested assets	(609,485)	(396,494)	(521,699)
Receivable/payable for securities	—	(1,346,713)	—
Miscellaneous applications	(13,718)	(5,322)	(44,478)

Total cost of investments acquired	(19,566,441)	(24,069,056)	(30,643,625)
Net increase in policy loans	(6,923)	(6,969)	(11,003)

Net cost of investments acquired	(19,573,364)	(24,076,025)	(30,654,628)

Net cash provided by (used in) investing activities	$1,530,926	$1,152,866	$(539,906)

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Financing and miscellaneous activities
Other cash provided:
Capital and surplus paid in	$—	$—	$490,000
Borrowed funds received	482,624	8,450	—
Net deposits and withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	542,778	(360,558)	(499,262)
Funds held under reinsurance treaty with unauthorized reinsurers	3,654,695	973,428	637,252
Other sources	(88,152)	(74,352)	(174,360)

Total cash provided	4,591,945	546,968	453,630

Other cash applied:
Dividends paid to stockholders	(42,588)	—	(400,000)
Repurchase of surplus notes	(575,000)	—	—
Repurchase of preferred stock	(58,000)
Capital distribution	—	(348,051)	—

Total other cash applied	(675,588)	(348,051)	(400,000)

Net cash provided by financing and miscellaneous activities	3,916,357	198,917	53,630

Net increase (decrease) in cash, cash equivalents and short-term investments	888,938	(971,345)	742,118
Cash, cash equivalents and short-term investments:
Beginning of year	326,027	1,297,372	555,254

End of year	$1,214,965	$326,027	$1,297,372

Supplemental disclosure of cash flow information for non-cash transactions:
Dividend paid in non-affiliated stock	$27,215	$—	$—

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

December 31, 2006

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Occidental Life Insurance Company (TOLIC) are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company's common stock.

On October 1, 2005, the Company completed a merger with TALIAC, which was a wholly-owned subsidiary of an affiliate, TOLIC. The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. Prior to the merger of the Company and TALIAC, TALIAC owned 34,295 shares and AEGON USA, Inc. owned 223,500 shares in common stock of the Company. TOLIC owned 100% (25,000 shares) of the outstanding common shares of TALIAC prior to the merger. As a result of the merger, the 34,295 outstanding shares of the Company previously held by TALIAC were retired and considered authorized but unissued stock of the merged entity. AEGON USA, Inc. exchanged its 223,500 common shares of the Company for 87,755 shares of a newly issued Series B non-voting class of preferred stock of the merged entity, shares equivalent in value to that of the common shares previously held. Also in conjunction with the merger, the TALIAC stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALIAC into the Company, TOLIC received 316,955 shares of the merged entity, which was an equivalent fair value of the TALIAC stock that was deemed cancelled. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TALIAC were carried forward to the merged company. Total capital and surplus of the Company was reduced by the value of the Company’s stock held by TALIAC prior to the merger in the amount of $171,482.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Summarized financial information for the Company, TAC, and TALIAC restated for periods prior to the mergers are as follows:

	Nine Months Ended September 30 2005	Period Ended December 31 2004
	Unaudited
Revenues:
Company	$3,371,185	$5,750,848
TAC	—	152,450
TALIAC	2,857,854	4,013,098
Merger elimination	(51,949)	—

As restated	$6,177,090	$9,916,396

Net income (loss):
Company	$72,538	$140,789
TAC	—	(12,013)
TALIAC	158,430	138,389
Merger elimination	(51,949)	—

As restated	$179,019	$267,165

With respect to TAC, the period ended December 31, 2004, reflects revenues and net loss for the period January 1, 2004 through September 30, 2004 (date of merger with the Company).

Nature of Business

The Company sells individual non-participating whole life, endowment, and term contracts, structured settlements, pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and the US Virgin Islands. Sales of the Company’s products are primarily through the Company’s agents and financial institutions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses on a statutory basis include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received, and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not realizable.

Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed an NAIC designation of a 6), are reported at cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the Securities Valuation Office of the NAIC (“SVO”) and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. As a result, $1,231,903 of securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies and mutual funds are carried at fair value as determined by the SVO and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated noninsurance companies are carried at the GAAP basis equity in the underlying net assets and the net unrealized capital gains (losses) are reported in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company is restricted to trading Primus Guaranty, Ltd., a common stock holding, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to this security. The carrying amount in Primus, which is carried at fair value, as of December 31, 2006 and 2005 was $64,479 and $72,853, respectively.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate occupied by the Company is reported at cost less allowances for depreciation. Land is reported at cost. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships in the amount of $2,172, $2,261, and $5,991 during the years ended December 31, 2006, 2005 and 2004, respectively.

As of December 31, 2006, investments in Low Income Housing Tax Credits (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. Prior to December 31, 2006, LIHTC investments were carried at audited GAAP equity.

Other “admitted assets” are valued principally at cost.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common, and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2006 and 2005, the Company excluded investment income due and accrued of $1,299 and $625, respectively, with respect to such practices.

The carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2006 and 2005, derivatives in the amount of $157,037 and $108,923, respectively, were reflected in the other liabilities line within the financial statements.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident, and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. The Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with market value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds, and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $4,875,079, $3,593,932, and $3,133,505 in 2006, 2005, and 2004, respectively. In addition, the Company received $369,936, $276,684, and $250,567 in 2006, 2005, and 2004, respectively, related to fees associated with investment management, administration, and contractual guarantees for separate accounts.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $(272), $359, and $613 for the years ended December 31, 2006, 2005, and 2004 respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $44, $264, and $0 for years ended December 31, 2006, 2005, and 2004 respectively.

Reclassifications

Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

2. Accounting Changes

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48 and SSAP No. 88 and carried at audited GAAP equity. The cumulative effect is the difference between the audited

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

2. Accounting Changes (continued)

GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $1,665 at January 1, 2006.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46, Investments in Subsidiary, Controlled, and Affiliated Entities, and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $6,668 at January 1, 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements are accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

During 2006, the Company discovered that the Interest Maintenance Reserve (IMR) incorrectly included interest-related realized gains and losses associated with specific assets supporting a block of business in which the policyholders were being credited the daily return on such investments. As a result, the IMR balance was overstated by $20,480 as of and for the year ended 2005. The current year financials reflect a reduction in the IMR balance with an offset to unassigned surplus to correct this error.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

3. Capital and Surplus

As of December 31, 2005 the Company had 42,500 non-voting Series A shares and 87,755 non-voting Series B shares of preferred stock outstanding that were owned by AEGON. On December 26, 2006, the Company repurchased its Series A preferred shares for $58,000, which is reflected as treasury stock as of December 31, 2006. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A is $1,365 per share and Series B is $10,000 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages, and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred Stock. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2006 and 2005, cumulative unpaid dividends relating to the preferred shares were $23,828 and $13,729, respectively.

The Company paid a preferred stock dividend of $42,588 to its Series A and Series B preferred shareholder, AEGON USA, Inc., on December 26, 2006. On October 23, 2006, the Company paid a preferred stock dividend to AEGON USA, Inc. through a transfer of a non-affiliated investment in common stock with a fair value of $27,215. The Company did not pay a common stock dividend to its parent company during 2006 or 2005. During 2004, Transamerica Life Insurance and Annuity Company, which merged into the Company on October 1, 2005, paid $400,000 to its parent company, Transamerica Occidental Life Insurance Company. On September 29, 2005, the Company distributed $338,551 to its parent company of record on that date, AEGON USA, Inc, a return of additional paid-in capital. In addition, the Company distributed $9,500 as a return of additional paid-in capital to its preferred shareholder, AEGON USA, Inc., on September 29, 2005.

As of December 31, 2005, the Company had surplus notes outstanding in the amount of $575,000 with AEGON USA, Inc. These notes were due 20 years from the date of issuance and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock were entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes were made before the holders of common stock became entitled to any distribution of the remaining assets of the Company. On December 19, 2006, the Company repaid the surplus notes with approval from the Iowa Insurance Division.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

3. Capital and Surplus (continued)

Additional information related to the surplus notes at December 31, 2006 and 2005, are as follows:

December 31, 2006
Date Issued	Interest Rate	Original Amount of Notes	Balance Out- standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$—	$15,996	$65,496	$—
December 30, 2002	6.0	300,000	—	17,450	67,000	—

Total		$575,000	$—	$33,446	$132,496	$—

December 31, 2005
Date Issued	Interest Rate	Original Amount of Notes	Balance Out- standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$49,500	$4,125
December 30, 2002	6.0	300,000	300,000	18,000	49,550	4,500

Total		$575,000	$575,000	$34,500	$99,050	$8,625

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, cash equivalents, and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

4. Fair Values of Financial Instruments (continued)

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions, and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the quoted market price at the balance sheet date. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements.

Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

Receivable from or payable to parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from and payable to affiliates are assumed to equal their carrying amount.

Separate accounts: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Surplus notes and borrowed money: Fair values for surplus notes and borrowed money are estimated using discounted cash flow analyses based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

4. Fair Values of Financial Instruments (continued)

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2006		2005
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents, and short-term investments	$1,214,965	$1,214,965	$326,027	$326,027
Unaffiliated bonds	32,103,292	32,462,380	35,355,634	36,054,870
Unaffiliated preferred stocks	1,689,094	1,773,025	337,338	387,135
Unaffiliated common stocks	393,176	393,176	267,414	267,414
Mortgage loans on real estate	5,760,667	5,863,158	5,770,723	5,957,887
Policy loans	130,144	130,144	123,221	123,221
Interest rate caps	10,793	10,793	25,728	25,728
Swaps	(167,913)	348,111	(134,522)	206,623
Receivable from parents, subsidiaries, and affiliates	503,881	503,881	54,261	54,261
Separate account assets	28,875,013	28,875,013	23,662,198	23,662,198
Liabilities
Investment contract liabilities	29,617,295	30,115,504	31,328,893	31,505,905
Borrowed money	493,336	493,336	8,492	8,492
Surplus notes	—	—	575,000	575,000
Separate account annuity liabilities	22,890,368	22,890,368	20,215,086	20,215,643

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments

The carrying amounts and estimated fair values of non-affiliated investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$423,901	$2,140	$876	$5,701	$419,464
State, municipal, and other government	684,807	61,035	1,710	10,418	733,714
Public utilities	2,159,941	85,344	3,766	20,344	2,221,175
Industrial and miscellaneous	18,867,823	549,897	47,310	211,195	19,159,214
Mortgage and other asset-backed securities	9,966,820	46,050	9,222	74,836	9,928,813

	32,103,292	744,466	62,884	322,494	32,462,380
Unaffiliated preferred stocks	1,689,094	94,679	2,098	8,650	1,773,025

	$33,792,386	$839,145	$64,982	$331,144	$34,235,405

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2005
Bonds:
United States Government and agencies	$467,041	$2,503	$1,377	$4,954	$463,213
State, municipal, and other government	729,272	76,529	10,322	8,152	787,326
Public utilities	2,393,792	137,486	13,895	5,964	2,511,419
Industrial and miscellaneous	22,146,828	858,567	181,175	79,549	22,744,672
Mortgage and other asset-backed securities	9,618,701	52,048	62,704	59,805	9,548,240

	35,355,634	1,127,133	269,473	158,424	36,054,870
Unaffiliated preferred stocks	337,338	52,580	1,780	1,003	387,135

	$35,692,972	$1,179,713	$271,253	$159,427	$36,442,005

The Company held bonds and preferred stock at December 31, 2006 and 2005 with a carrying value of $44,139 and $61,497, respectively, and amortized cost of $56,799 and $83,913, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1,502 and 623 securities with a carrying amount of $11,033,069 and $4,015,779 and an unrealized loss of $331,144 and $159,427 with an average price of 97.0 and 95.8 (NAIC market value/amortized cost). Of this portfolio, 94.4% and 92.8% were investment grade with associated unrealized losses of $291,095 and $134,004, respectively.

At December 31, 2006 and 2005, respectively, for securities in an unrealized loss position less than twelve months, the Company held 808 and 1,663 securities with a carrying amount of $5,751,378 and $12,911,044 and an unrealized loss of $64,982 and $271,253 with an average price of 46.7 and 97.8 (NAIC market value/amortized cost). Of this portfolio, 96.8% and 93.7% were investment grade with associated unrealized losses of $52,315 and $232,159, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes, and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The estimated fair value of bonds, common stocks and preferred stocks with gross unrealized losses at December 31, 2006 and 2005 is as follows:

	Losses Less Than 12 Months	Losses 12 Months or More	Total
December 31, 2006
Bonds:
United States Government and agencies	$101,985	$203,936	$305,921
State, municipal and other government	107,264	103,700	210,964
Public utilities	325,631	618,315	943,946
Industrial and miscellaneous	3,082,806	6,373,498	9,456,304
Mortgage and other asset-backed securities	1,890,306	3,081,179	4,971,485

	5,507,992	10,380,628	15,888,620
Unaffiliated preferred stocks	178,404	321,295	499,699
Unaffiliated common stocks	75,770	—	75,770

	$5,762,166	$10,701,923	$16,464,089

	Losses Less Than 12 Months	Losses 12 Months or More	Total
December 31, 2005
Bonds:
United States Government and agencies	$141,244	$170,403	$311,647
State, municipal and other government	60,165	97,138	157,303
Public utilities	143,598	704,324	847,922
Industrial and miscellaneous	1,978,492	7,468,676	9,447,168
Mortgage and other asset-backed securities	1,345,999	4,120,924	5,466,923

	3,669,498	12,561,465	16,230,963
Unaffiliated preferred stocks	20,355	60,503	80,858
Unaffiliated common stocks	1,367	48,206	49,573

	$3,691,220	$12,670,174	$16,361,394

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$1,586,577	$1,582,428
Due after one year through five years	9,831,426	9,904,018
Due after five years through ten years	6,486,057	6,523,777
Due after ten years	4,232,412	4,523,344

	22,136,472	22,533,567
Mortgage and other asset-backed securities	9,966,820	9,928,813

	$32,103,292	$32,462,380

A detail of net investment income is presented below:

	Year Ended December 31
	2006	2005	2004
Bonds	$1,908,966	$2,054,492	$2,042,322
Preferred stock	89,786	23,293	32,211
Common stock	5,404	3,688	3,057
Mortgage loans	389,683	383,849	349,988
Real estate	4,238	4,871	6,625
Policy loans	8,501	9,277	6,903
Derivatives	(6,687)	(29,658)	(8,508)
Cash, cash equivalents, and short-term investments	24,043	12,461	12,468
Other	68,733	65,023	42,405

Gross investment income	2,492,667	2,527,296	2,487,471
Less investment expenses	(115,756)	(137,242)	(106,722)

Net investment income	$2,376,911	$2,390,054	$2,380,749

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2006	2005	2004
Proceeds	$20,443,729	$23,512,439	$27,382,644

Gross realized gains	$251,133	$291,791	$377,571
Gross realized losses	(215,545)	(203,370)	(170,327)

Net realized gains	$35,588	$88,421	$207,244

Gross realized losses for the years ended December 31, 2006, 2005, and 2004 include $21,993, $42,184, and $41,722, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2006, investments with an aggregate carrying value of $53,428 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains/losses on investments and change in net unrealized capital gains/losses on investments are summarized below:

	Realized
	Year Ended December 31
	2006	2005	2004
Bonds	$(758)	$97,640	$156,899
Preferred stocks	36,370	(9,219)	50,345
Common stocks	(1,982)	(4,465)	9,300
Mortgage loans on real estate	385	(3,054)	(12,719)
Real estate	515	2,538	6,320
Short-term investments	(5)	(7)	2,113
Derivatives	6,275	(27,493)	(37,464)
Other invested assets	110,648	69,851	40,595

	151,448	125,791	215,389
Tax effect	(50,291)	(53,227)	(50,818)
Transfer to interest maintenance reserve	13,330	(63,341)	(98,780)

Net realized capital gains on investments	$114,487	$9,223	$65,791

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

	Change in Unrealized
	Year Ended December 31
	2006	2005	2004
Bonds	$13,177	$(112,374)	$54,762
Preferred stocks	45,805	1,816	8,029
Common stocks	(5,460)	5,085	14,629
Affiliated entities	7,086	2,619	57,132
Other invested assets	116,799	58,498	(33,808)
Derivative instruments	(59,193)	88,809	(40,228)

Change in net unrealized capital gains/losses	$118,214	$44,453	$60,516

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

	December 31
	2006	2005
Unrealized gains	$34,180	$35,911
Unrealized losses	(7,153)	(3,424)

Net unrealized gains	$27,027	$32,487

During 2006, the Company issued mortgage loans with interest rates ranging from 5.09% to 7.60% for commercial loans and 6.65% to 8.14% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 86%. Mortgage loans with a carrying amount of $23 were non-income producing for the previous 180 days. Accrued interest of $4 and $157 related to these mortgage loans was excluded from investment income at December 31, 2006 and 2005, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2005, the carry amounts of impaired loans with a related allowance for credit losses were $105 with associated allowances of $104. There were no impaired mortgage loans with a related allowance for credit losses as of December 31, 2006. There were also no impaired mortgage loans held without an allowance for credit losses as of December 31, 2006 or 2005. The average recorded investment in impaired loans during 2006 and 2005 was $17 and $4,766, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $110 and $3,077 for years ended December 31, 2005 and 2004, respectively. Interest income in the amount of $126 and $5,672 was recognized on a cash basis for years ended December 31, 2005 and 2004, respectively. There was no interest income on impaired loans recognized nor was there any interest income recognized on a cash basis for the year ended December 31, 2006.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2006	2005	2004
Balance at beginning of period	$104	$8,184	$8,363
Additions, net charged to operations	—	838	13,234
Reduction due to write-downs charged against the allowance	104	7,612	6,300
Recoveries in amounts previously charged off	—	1,306	7,113

Balance at end of period	$—	$104	$8,184

At December 31, 2006 and 2005, the Company had recorded investments in restructured securities of $9,644 and $15,354, respectively. The capital gains taken as a direct result of restructures in 2006 were $4,198. There were no capital gains taken as a direct result of restructures in 2005. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2006 and 2005, the Company had no loans for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2006 and 2005 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

At December 31, 2006 and 2005, the Company held a mortgage loan loss reserve in the AVR of $172,414 and $143,121, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2006	2005		2006	2005
South Atlantic	22%	23%	Office	35%	36%
Pacific	21	21	Industrial	21	20
Mountain	17	17	Apartment	19	19
Middle Atlantic	15	12	Retail	16	18
E. North Central	10	13	Other	4	4
W. North Central	5	7	Agriculture	4	2
W. South Central	5	3	Medical	1	1
E. South Central	3	2
New England	2	2

For the year ending December 31, 2006, the Company has seven Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from one to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from five to eighteen years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2008 is $3,361. There were no impairment losses, write-downs, or reclassifications during the year related to any of these credits.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 29 years for forecasted hedge transactions. For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to fair value through surplus. For the year ended December 31, 2006, none of the Company’s cash flow hedges has been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2006 and 2005, the Company has recorded $(27,316) and $(16,971), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains or losses during 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

An interest rate floor provides a receipt of payments in the event interest rates fall below the strike rates in the contract. An interest rate floor is designed to generate cash flows to offset lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. At December 31, 2006 and 2005, the Company had replicated assets with a fair value of $170,856 and $257,592, respectively, and credit default swaps with a fair value of $1,128 and $655, respectively. During the years ended December 31, 2006, 2005, and 2004, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2006, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $479,107 and $120,120, respectively.

At December 31, 2006 and 2005, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2006	2005
Derivative securities:
Interest rate and currency swaps:
Receive fixed – pay floating	$6,156,247	$6,049,495
Receive floating – pay fixed	6,860,032	5,177,710
Receive fixed – pay fixed	107,148	—
Receive floating (uncapped) – pay floating (capped)	4,093,896	2,252,501
Interest rate cap agreement	4,521,900	4,503,253
Interest rate floor agreements	59,200	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2006	2005	2004
Direct premiums	$7,282,848	$6,263,720	$6,613,440
Reinsurance assumed – non affiliates	4,025	4,151	4,135
Reinsurance assumed – affiliates	229,506	118,163	606,996
Reinsurance ceded – non affiliates	(99,068)	(143,292)	(154,630)
Reinsurance ceded – affiliates	(2,507,526)	(1,137,525)	(728,691)

Net premiums earned	$4,909,785	$5,105,217	$6,341,250

The Company received reinsurance recoveries in the amount of $266,434, $207,157, and $246,616, during 2006, 2005, and 2004, respectively. At December 31, 2006 and 2005, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $12,977 and $13,626, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2006 and 2005 of $8,260,587 and $2,954,515, respectively.

The net amount of the reduction in surplus at December 31, 2006 if all reinsurance agreements were cancelled is $15,022.

At December 31, 2006 and 2005, amounts recoverable from unaffiliated unauthorized reinsurers of $1,034 and $1,497, respectively, and reserve credits for reinsurance ceded of $25,221 and $28,971, respectively were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $27,616 and $32,063 at December 31, 2006 and 2005, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2006, 2005, and 2004, $1,403, $1,437, and $1,480, respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $33,042, which was credited directly to unassigned surplus. During 2006, 2005, and 2004, the Company has amortized $3,304 per year into earnings with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $585,938 and $625,459 at December 31, 2006 and December 31, 2005, respectively.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $247, $256, and $266 into earnings during 2006, 2005, and 2004, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $2,000.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. During 2006, 2005, and 2004, the Company has amortized $2,632, $985, and $6,979, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

During 2004, the Company entered into a reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd, an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $803,793, $861,776, and $677,733 during 2006, 2005, and 2004, respectively, and has taken a reserve credit of $2,111,108 and $1,419,368 at December 31, 2006 and 2005, respectively. The Company has a liability for funds held under reinsurance of $2,058,100 and $1,364,943 at December 31, 2006 and December 31, 2005, respectively. The consummation of this treaty caused no initial gain or loss.

On July 1, 2004, the Company recaptured business it had previously ceded to TOLIC. The Company received $286,705 as consideration for this recapture, which has been included in the Company’s statement of operations. The change in reserves of $293,942 related to the recapture has been reported in the statement of operations.

On October 1, 2004, the Company recaptured business it had previously ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company’s statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

During 2006, the Company entered into a reinsurance agreement with Transamerica Ireland Reinsurance, an affiliate, to retrocede an inforce block of universal life business. The initial commission expense allowance received of $148,162 less ceded reserves of $169,062 resulted in an initial transaction gain of $20,900 pre-tax ($13,585 net of tax). The net of tax gain was reclassified to unassigned surplus. During 2006, the Company amortized $1,359 into earnings with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes

The main components of net deferred income taxes are as follows:

	December 31
	2006	2005
Deferred income tax assets:
Guaranty funds	$6,350	$6,156
Non-admitted assets	6,959	2,813
807(f) assets	6,042	8,195
Partnerships	33,185	—
Tax basis deferred acquisition costs	242,335	212,840
Reserves	103,702	100,065
Unrealized capital losses	44,330	65,081
Derivatives	36,455	60,941
Deferred intercompany losses	11,042	1,918
Other	7,690	6,798

Total deferred income tax assets	498,090	464,807
Nonadmitted deferred tax assets	251,610	169,345

Admitted deferred tax assets	246,480	295,462
Deferred income tax liabilities:
Unrealized capital gains	112,838	140,564
807(f) liability	6,742	4,182
Accrued dividends	3,561	4,447
Deferred intercompany gains	13,724	11,524
Partnerships	—	17,745
Other	1,273	608

Total deferred income tax liabilities	138,138	179,070

Net admitted deferred tax asset	$108,342	$116,392

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes (continued)

The change in net deferred income tax assets and deferred income tax assets are as follows:

	December 31
	2006	2005	Change
Total deferred tax assets	$498,090	$464,807	$33,283
Total deferred tax liabilities	138,138	179,070	40,932

Net deferred tax asset	$359,952	$285,737	74,215

Tax effect of unrealized gains (losses)			16,806

Change in net deferred income tax			$91,021

	December 31
	2005	2004	Change
Total deferred tax assets	$464,807	$410,825	$53,982
Total deferred tax liabilities	179,070	154,808	(24,262)

Net deferred tax asset	$285,737	$256,017	29,720

Tax effect of unrealized gains (losses)			4,785

Change in net deferred income tax			$34,505

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes (continued)

	Year Ended December 31
	2006	2005	2004
Income tax computed at federal statutory rate (35%)	$124,013	$102,803	$97,892
Deferred acquisition costs – tax basis	28,780	3,237	14,810
Depreciation	—	—	53
Dividends received deduction	(22,343)	(22,887)	(8,511)
IMR amortization	(7,628)	(13,821)	(11,515)
Investment income items	(7,952)	(9,159)	(4,233)
Low income housing credits	(4,830)	(5,138)	(5,215)
Limited partnerships book/tax difference	(3,754)	(2,477)	13,641
Prior year over (under) accrual	48,942	(22,832)	2,409
Tax contingencies	4,242	930	4,845
Prior year receivable	(20,067)	(18,578)	(18,578)
Reinsurance transactions	1,624	(2,094)	(5,049)
Tax credits	(4,285)	(716)	(218)
Tax reserve adjustment	(285)	(3,549)	242
Other	(45)	(1,417)	(2,256)

Federal income tax expense	136,412	4,302	78,317
Change in net deferred income taxes	(91,021)	(34,505)	35,091

Total income taxes	$45,391	$(30,203)	$113,408

Effective October 1, 2005, the Company joined in a consolidated income tax return filing with TOLIC. Prior to that date, the Company filed a consolidated tax return with its indirect parent company, AEGON US Holding Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis. At December 31, 2005, the consolidated returns had no loss carryforwards. A tax return has not yet been filed for 2006.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes (continued)

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination fieldwork for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

Income taxes incurred during 2006, 2005, and 2004 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $317,053, $161,759, and $124,669, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. Distributions from the PSA were made during 2006 and 2005 in the amounts of $20,258 and $20,387, respectively, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relate to liabilities established on a variety of the Company’s annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2006		2005
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$3,073,540	5%	$4,137,425	7%
Subject to discretionary withdrawal at book value less surrender charge of 5% or more	6,661,713	11	5,194,249	9
Subject to discretionary withdrawal at fair value	22,471,785	38	19,641,958	34

Total with adjustment or at market value	32,207,038	54	28,973,632	50
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	13,065,825	22	16,625,467	29
Not subject to discretionary withdrawal	14,206,871	24	12,093,715	21

Total annuity reserves and deposit fund liabilities - before reinsurance	59,479,734	100%	57,692,814	100%

Less reinsurance ceded	6,254,160		2,590,225

Net annuity reserves and deposit fund liabilities	$53,225,574		$55,102,589

Included in the liability for deposit-type contracts at December 31, 2006 and 2005 are $2,215,320 and $3,449,986, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2006, the contractual maturities were: 2007 - $1,375,474; 2008 - $0; 2009 - $370,500; 2010 - $55,339, 2011 – $125,345; thereafter - $288,662.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $5,805,498 and $4,218,445 at December 31, 2006 and 2005, respectively.

Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these are carried at market value. The life insurance policies typically provide a guaranteed minimum death benefit. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2006 and 2005 is as follows:

	Nonindexed Guaranteed Less than or equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2006	$7,471	$—	$4,874,131	$4,881,602

Reserves for separate accounts with assets at:
Fair value	$—	$—	$27,230,773	$27,230,773
Amortized cost	493,802	—	—	493,802

Total at December 31, 2006	$493,802	$—	$27,230,773	$27,724,575

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$37,244	$—	$—	$37,244
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	27,230,773	27,230,773
At book value without market value adjustment and with current surrender charge of less than 5%	456,558	—	—	456,558
Not subject to discretionary withdrawal	—	—	—	—

Total separate account liabilities at December 31, 2006	$493,802	$—	$27,230,773	$27,724,575

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

	Nonindexed Guaranteed Less than or equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2005	$7,756	$—	$3,592,608	$3,600,364

Reserves for separate accounts with assets at:
Fair value	$—	$—	$22,429,774	$22,429,774
Amortized cost	472,193	136,956	—	609,149

Total at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$—	$136,956	$—	$136,956
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	22,429,774	22,429,774
At book value without market value adjustment and with current surrender charge of less than 5%	436,447	—	—	436,447
Not subject to discretionary withdrawal	35,746	—	—	35,746

Total separate account liabilities at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

	Nonindexed Guaranteed Less than or equal to 4%	Nonindexed Guaranteed More than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2004	$11,643	$—	$3,125,541	$3,137,184

Reserves for separate accounts with assets at:
Fair value	$—	$—	$19,631,255	$19,631,255
Amortized cost	450,201	255,701	—	705,902

Total at December 31, 2004	$450,201	$255,701	$19,631,255	$20,337,157

Reserves for separate accounts by withdrawal characteristics at December 31, 2004:
Subject to discretionary withdrawal:
With market value adjustment	$—	$255,701	$65,384	$321,085
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	19,565,871	19,565,871
At book value without market value adjustment and with current surrender charge of less than 5%	418,070	—	—	418,070
Not subject to discretionary withdrawal	32,131	—	—	32,131

Total separate account liabilities at December 31, 2004	$450,201	$255,701	$19,631,255	$20,337,157

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2006	2005	2004
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,875,079	$3,593,932	$3,133,505
Transfers from separate accounts	(2,463,321)	(2,235,249)	(2,117,121)

Net transfers to separate accounts	2,411,758	1,358,683	1,016,384
Miscellaneous reconciling adjustments	5,763	6,833	5,805

Transfers as reported in the summary of operations of the life, accident and health annual statement	$2,417,521	$1,365,516	$1,022,189

At December 31, 2006 and 2005, the Company had separate account annuities with guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2006
Minimum guaranteed death benefit	$14,637,639	$174,306	$18,781
Minimum guaranteed income benefit	9,710,748	134,293	8,043
Guaranteed premium accumulation fund	54,534	8,575	—
Minimum guaranteed withdrawal benefit	60,452	440	—
December 31, 2005
Minimum guaranteed death benefit	$13,441,966	$148,186	$25,827
Minimum guaranteed income benefit	8,303,742	111,898	6,973
Guaranteed premium accumulation fund	61,322	8,875	—
Minimum guaranteed withdrawal benefit	1,257,973	7,002	(4,448)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization, and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2006
Life and annuity:
Ordinary direct first year business	$4,172	$2,781	$1,391
Ordinary direct renewal business	21,163	6,794	14,369
Group life direct business	2,680	1,913	767

Total life and annuity	28,015	11,488	16,527
Accident and health:
Direct	3,917	—	3,917

Total accident and health	3,917	—	3,917

	$31,932	$11,488	$20,444

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2005
Life and annuity:
Ordinary direct first year business	$3,520	$2,463	$1,057
Ordinary direct renewal business	21,815	7,026	14,789
Group life direct business	3,233	2,347	886

Total life and annuity	28,568	11,836	16,732
Accident and health:
Direct	4,422	—	4,422

Total accident and health	4,422	—	4,422

	$32,990	$11,836	$21,154

At December 31, 2006 and 2005, the Company had insurance in force aggregating $853,719 and $1,023,533, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $24,001 and $29,615 to cover these deficiencies at December 31, 2006 and 2005, respectively.

9. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without the prior approval of insurance regulatory authorities, is $217,911.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2006, 2005, and 2004 was $2,679, $2,789, and $1,417, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $1,683, $1,515, and $620 were allocated for the years ended December 31, 2006, 2005, and 2004, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2006, 2005, and 2004 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

10. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental, and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $215, $273, and $172, for the years ended December 31, 2006, 2005, and 2004, respectively.

11. Sales, Transfer, and Servicing of Financial Assets, and Extinguishments of Liabilities

During 2006, 2005, and 2004, the Company sold $6,050, $10,788, and $23,460, respectively, of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and as a result retains such balances as nonadmitted receivables. Receivables in the amount of $9,846 were nonadmitted as of December 31, 2006.

The Company has recorded liabilities of $156,180 and $66,072 for municipal reverse repurchase agreements as of December 31, 2006 and 2005, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $161,711 and $68,279 as of December 31, 2006 and 2005, respectively. These securities have maturity dates that range from 2010 to 2028 and have a weighted average interest rate of 7.88%.

At December 31, 2006 and 2005, securities with a book value of $486,968 and $8,504 and a market value of $489,615 and $8,468 were subject to dollar reverse repurchase agreements, respectively. These securities have maturity dates ranging from 2030 to 2036 and have a weighted average interest rate of 5.45%.

The Company has an outstanding liability for borrowed money in the amount of $493,336 and $8,492 as of December 31, 2006 and 2005 due to participation in dollar reverse repurchase agreements.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

11. Sales, Transfer, and Servicing of Financial Assets, and Extinguishments of Liabilities (continued)

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102 or 105% of the fair market value of the loaned securities as of the transaction date for domestic or international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 102 or 105% of the fair value of the loaned domestic or international securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102 or 105% of the fair value of the loaned domestic or international securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2006 and 2005, the value of securities loaned amounted to $1,501,263 and $1,237,883, respectively.

12. Related Party Transactions

The Company is party to a common cost allocation service arrangement between AEGON USA, Inc. companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2006, 2005, and 2004, the Company paid $108,387, $82,913, and $95,876, respectively, for these services, which approximates their costs to the affiliates. During 2006, the Company executed an administrative service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $42,513 for these services during 2006.

Payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2006 and 2005, the Company reported a net amount of $64,775 to affiliates and $12,261 due from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days. At December 31, 2006 the Company had a short-term note receivable of $338,000 from Transamerica Corporation, an affiliate. The note is due by June 22, 2007 and bears interest at 5.06%. During 2006, 2005, and 2004, the Company paid net interest of $5,767, $14,352, and $1,943, respectively, to affiliates.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

12. Related Party Transactions (continued)

At December 31, 2005, the Company held two short-term notes receivable in the amount of $39,500 and $2,000, from AEGON USA, Inc., an affiliate, which were repaid in the first quarter of 2006. At December 31, 2006 and 2005, the Company has a note payable to Commonwealth General Corporation of $10, bearing interest at 6% and due on December 31, 2030.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $255,273 and $245,922 at December 31, 2006 and 2005, respectively.

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $5,674,608 as of December 31, 2006. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

13. Commitments and Contingencies (continued)

At December 31, 2006, 2005, and 2004, the Company had entered into an agreement with commitment amounts of $21,090, $21,090, and $21,090, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

At December 31, 2006 and 2005, the net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $(10,668) and $3,043, respectively.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2006, the Company has pledged invested assets with a carrying value and market value of $4,147 and $4,190, respectively, in conjunction with these transactions.

Assets in the amount of $1,553,519 and $1,090,893 as of December 31, 2006 and 2005, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.

The Company has contingent commitments for $649,558 and $645,650 at December 31, 2006 and 2005, respectively, for joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $3,361 and $441, respectively.

At December 31, 2006 and 2005, the Company has mortgage loan commitments of $381,650 and $64,863, respectively.

Private placement commitments outstanding as of December 31, 2006 were $144,009. There were no private placement commitments outstanding as of December 31, 2005.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

13. Commitments and Contingencies (continued)

required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $3,931 and $18,520 and an offsetting premium tax benefit of $0 and $7,075 at December 31, 2006 and 2005, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $1,116, $286, and $365 for the years ended December 31, 2006, 2005, and 2004, respectively.

In the normal course of business, the Company has obtained letters of credit of $1,010 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2006

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$492,256	$487,905	$492,256
States, municipalities, and political subdivisions	1,208,782	1,201,961	1,208,782
Foreign governments	488,024	541,125	488,024
Public utilities	2,159,941	2,221,175	2,159,941
All other corporate bonds	27,754,289	28,010,214	27,754,289
Preferred stocks	1,689,094	1,773,025	1,689,094

Total fixed maturities	33,792,386	34,235,405	33,792,386
Equity securities
Common stocks:
Public utilities	—	—	—
Banks, trust, and insurance	68,526	68,566	68,566
Industrial, miscellaneous, and all other	297,622	324,610	324,610

Total common stocks	366,148	393,176	393,176
Mortgage loans on real estate	5,760,667		5,760,667
Real estate	30,211		30,211
Policy loans	130,144		130,144
Other long-term investments	1,543,092		1,543,092
Cash, cash equivalents, and short-term investments	1,214,965		1,214,965

Total investments	$42,837,611		$42,864,639

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2006
Individual life	$3,757,098	$—	$22,168	$331,370	$254,197	$237,374	$1,991,303
Individual health	654,089	12,108	27,846	132,849	41,169	168,879	39,561	$132,054
Group life and health	426,975	3,529	20,792	123,312	28,551	91,478	66,974	200,964
Annuity	23,038,230	—	3,839	4,322,254	2,052,994	4,777,487	1,465,687

	$27,876,392	$15,637	$74,645	$4,909,785	$2,376,911	$5,275,218	$3,563,525

Year ended December 31, 2005
Individual life	$3,733,738	$—	$21,092	$658,856	$231,660	$212,786	$659,658
Individual health	562,473	11,670	22,345	126,590	32,417	146,318	42,532	$127,460
Group life and health	411,648	3,611	28,479	128,286	24,716	124,052	52,140	214,013
Annuity	26,901,713	—	5,628	4,191,485	2,101,261	4,691,047	1,538,213

	$31,609,572	$15,281	$77,544	$5,105,217	$2,390,054	$5,174,203	$2,292,543

Year ended December 31, 2004
Individual life	$3,722,730	$—	$18,826	$1,109,335	$203,679	$561,099	$767,391
Individual health	481,153	11,264	20,082	125,322	25,246	149,813	34,059	$126,384
Group life and health	371,785	3,678	26,399	133,651	20,452	129,852	69,401	222,495
Annuity	28,876,607	—	—	4,972,942	2,131,372	6,571,058	1,353,494

	$33,452,275	$14,942	$65,307	$6,341,250	$2,380,749	$7,411,822	$2,224,345

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2006
Life insurance in force	$37,877,300	$6,921,308	$99,276	$31,055,268	0%

Premiums:
Individual life	$2,005,429	$1,678,175	$4,116	$331,370	1%
Individual health	132,054	(795)	—	132,849	0
Group life and health	200,964	77,652	—	123,312	0
Annuity	4,944,401	851,562	229,415	4,322,254	5

	$7,282,848	$2,606,594	$233,531	$4,909,785	5%

Year ended December 31, 2005
Life insurance in force	$44,440,385	$13,277,543	$95,282	$31,258,124	0%

Premiums:
Individual life	$901,447	$246,822	$4,231	$658,856	1%
Individual health	127,460	870	—	126,590	0
Group life and health	214,013	85,727	—	128,286	0
Annuity	5,020,800	947,398	118,083	4,191,485	3

	$6,263,720	$1,280,817	$122,314	$5,105,217	2%

Year ended December 31, 2004
Life insurance in force	$39,955,770	$8,914,965	$88,961	$31,129,766	0%

Premiums:
Individual life	$1,113,967	$8,844	$4,212	$1,109,335	0%
Individual health	126,384	1,062	—	125,322	0
Group life and health	222,495	88,844	—	133,651	0
Annuity	5,150,594	784,571	606,919	4,972,942	12

	$6,613,440	$883,321	$611,131	$6,341,250	10%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Year Ended December 31, 2006

Transamerica Life Insurance Company Separate Account VA A-

Atlas Portfolio Builder Variable Annuity

Financial Statements

Year Ended December 31, 2006

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the Atlas Portfolio Builder Variable Annuity,

Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Transamerica Life Insurance Company Separate Account VA A, (comprised of the Atlas Balanced Growth, Dreyfus VIF – Developing Leaders, Dreyfus VIF – Appreciation, Dreyfus VIF – Disciplined Stock, Dreyfus VIF – Growth and Income, Dreyfus VIF – Quality Bond, Federated Prime Money Fund II, Federated Capital Income Fund II, Federated High Income Bond Fund II, Templeton Transamerica Global, Van Kampen Mid-Cap Growth, Transamerica Equity, Transamerica Small/Midcap Value, Capital Guardian Value, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Asset Allocation – Growth, Asset Allocation – Conservative, Asset Allocation – Moderate, Asset Allocation – Moderate Growth, International Moderate Growth, Transamerica U.S. Government Securities – PAM, AIM V.I. Capital Appreciation, AIM V.I. Core Equity, AllianceBernstein Growth, AllianceBernstein Large Cap Growth, AllianceBernstein Global Technology, The Dreyfus Socially Responsible Growth Fund, Inc., Janus Aspen – Mid Cap Growth, Janus Aspen – Balanced, Janus Aspen – Large Cap Growth, Janus Aspen – International Growth, and Janus Aspen – Worldwide Growth subaccounts), which are available for investment by contract owners of the Atlas Portfolio Builder Variable Annuity, as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Life Insurance Company Separate Account VA A which are available for investment by contract owners of the Atlas Portfolio Builder Variable Annuity at December 31, 2006, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 15, 2007

1

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Atlas Balanced Growth Subaccount	Dreyfus VIF-Developing Leaders Subaccount	Dreyfus VIF-Appreciation Subaccount	Dreyfus VIF-Disciplined Stock Subaccount	Dreyfus VIF-Growth and Income Subaccount
Assets
Investment in securities:
Number of shares	1,202,261.491	78,092.646	98,645.021	188,487.405	95,615.723

Cost	$11,895,759	$2,826,374	$3,565,083	$4,664,893	$1,985,018

Investments in mutual funds, at net asset value	$14,018,369	$3,282,234	$4,197,346	$4,813,968	$2,370,314
Receivable for units sold	—	—	3	—	—

Total assets	14,018,369	3,282,234	4,197,349	4,813,968	2,370,314

Liabilities
Payable for units redeemed	3	—	—	1	1

	$14,018,366	$3,282,234	$4,197,349	$4,813,967	$2,370,313

Net Assets:
Deferred annuity contracts terminable by owners	$14,018,366	$3,282,234	$4,197,349	$4,813,967	$2,370,313

Total net assets	$14,018,366	$3,282,234	$4,197,349	$4,813,967	$2,370,313

Accumulation units outstanding:
M&E - 1.40%	9,442,414	2,335,200	2,741,334	3,564,291	1,891,046

M&E - 1.60%	223,013	58,263	56,914	—	7,803

Accumulation unit value:
M&E - 1.40%	$1.450932	$1.368424	$1.501558	$1.350610	$1.247434

M&E - 1.60%	$1.426216	$1.487912	$1.424545	$1.490846	$1.455606

See accompanying notes.

2

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Dreyfus VIF-Quality Bond Subaccount	Federated Prime Money Fund II Subaccount	Federated Capital Income Fund II Subaccount	Federated High Income Bond Fund II Subaccount	Templeton Transamerica Global Subaccount
Assets
Investment in securities:
Number of shares	483,830.402	1,536,900.060	164,319.347	349,234.689	339,685.037

Cost	$5,579,665	$1,536,900	$1,396,459	$2,693,886	$8,240,024

Investments in mutual funds, at net asset value	$5,433,415	$1,536,900	$1,598,827	$2,741,492	$7,490,055
Receivable for units sold	1	402	—	—	2

Total assets	5,433,416	1,537,302	1,598,827	2,741,492	7,490,057

Liabilities
Payable for units redeemed	—	—	1	1	—

	$5,433,416	$1,537,302	$1,598,826	$2,741,491	$7,490,057

Net Assets:
Deferred annuity contracts terminable by owners	$5,433,416	$1,537,302	$1,598,826	$2,741,491	$7,490,057

Total net assets	$5,433,416	$1,537,302	$1,598,826	$2,741,491	$7,490,057

Accumulation units outstanding:
M&E - 1.40%	3,822,961	1,491,178	1,394,464	1,935,285	4,945,577

M&E - 1.60%	20,633	—	32,332	91,914	—

Accumulation unit value:
M&E - 1.40%	$1.415530	$1.030931	$1.111270	$1.353930	$1.514496

M&E - 1.60%	$1.061400	$1.025217	$1.521700	$1.319175	$0.000000

See accompanying notes.

3

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Van Kampen Mid-Cap Growth Subaccount	Transamerica Equity Subaccount	Transamerica Small/MidCap Value Subaccount	Capital Guardian Value Subaccount	T. Rowe Price Equity Income Subaccount
Assets
Investment in securities:
Number of shares	207,984.811	450,515.771	300,545.894	238,288.690	629,616.669

Cost	$4,810,743	$11,426,392	$3,588,495	$4,531,873	$11,739,583

Investments in mutual funds, at net asset value	$4,384,320	$11,690,884	$5,884,689	$5,063,635	$13,102,323
Receivable for units sold	—	—	—	—	—

Total assets	4,384,320	11,690,884	5,884,689	5,063,635	13,102,323

Liabilities
Payable for units redeemed	1	2	3	—	4

	$4,384,319	$11,690,882	$5,884,686	$5,063,635	$13,102,319

Net Assets:
Deferred annuity contracts terminable by owners	$4,384,319	$11,690,882	$5,884,686	$5,063,635	$13,102,319

Total net assets	$4,384,319	$11,690,882	$5,884,686	$5,063,635	$13,102,319

Accumulation units outstanding:
M&E - 1.40%	2,917,278	17,174,293	1,104,753	1,419,940	3,649,161

M&E - 1.60%	8,695	77,857	—	149,387	384,192

Accumulation unit value:
M&E - 1.40%	$1.498593	$0.673355	$5.326698	$3.377360	$3.416636

M&E - 1.60%	$1.438370	$1.624598	$0.000000	$1.793906	$1.651425

See accompanying notes.

4

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	T. Rowe Price Growth Stock Subaccount	Asset Allocation- Growth Subaccount	Asset Allocation- Conservative Subaccount	Asset Allocation- Moderate Subaccount	Asset Allocation- Moderate Growth Subaccount
Assets
Investment in securities:
Number of shares	420,188.353	780,532.667	596,555.402	777,910.904	952,754.032

Cost	$8,177,037	$9,925,796	$6,888,853	$9,453,737	$12,243,363

Investments in mutual funds, at net asset value	$10,408,066	$10,638,660	$6,884,249	$9,848,352	$13,071,785
Receivable for units sold	—	—	1	3	—

Total assets	10,408,066	10,638,660	6,884,250	9,848,355	13,071,785

Liabilities
Payable for units redeemed	1	8	—	—	1

	$10,408,065	$10,638,652	$6,884,250	$9,848,355	$13,071,784

Net Assets:
Deferred annuity contracts terminable by owners	$10,408,065	$10,638,652	$6,884,250	$9,848,355	$13,071,784

Total net assets	$10,408,065	$10,638,652	$6,884,250	$9,848,355	$13,071,784

Accumulation units outstanding:
M&E - 1.40%	2,955,734	7,135,905	4,934,399	6,635,618	8,406,773

M&E - 1.60%	260,561	57,583	275,398	509,965	615,236

Accumulation unit value:
M&E - 1.40%	$3.386439	$1.476629	$1.317265	$1.368733	$1.435364

M&E - 1.60%	$1.529977	$1.763862	$1.395575	$1.501998	$1.633528

See accompanying notes.

5

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	International Moderate Growth Subaccount	Transamerica U.S. Government Securities-PAM Subaccount	AIM V.I. Capital Appreciation Subaccount	AIM V.I. Core Equity Subaccount	AllianceBernstein Growth Subaccount
Assets
Investment in securities:
Number of shares	26,789.860	0.110	9,118.648	54,783.523	10,307.660

Cost	$264,375	$1	$239,760	$1,247,404	$174,403

Investments in mutual funds, at net asset value	$279,418.00	$1.00	$239,091	$1,491,207	$205,122
Receivable for units sold	—	—	—	1	—

Total assets	279,418	1	239,091	1,491,208	205,122

Liabilities
Payable for units redeemed	—	1	2	—	4

	$279,418	$—	$239,089	$1,491,208	$205,118

Net Assets:
Deferred annuity contracts terminable by owners	$279,418	$—	$239,089	$1,491,208	$205,118

Total net assets	$279,418	$—	$239,089	$1,491,208	$205,118

Accumulation units outstanding:
M&E - 1.40%	270,381	—	242,025	1,062,076	280,068

M&E - 1.60%	—	—	—	—	6,466

Accumulation unit value:
M&E - 1.40%	$1.033425	$1.048367	$0.987870	$1.404050	$0.697763

M&E - 1.60%	$1.032073	$1.041865	$0.986576	$1.543973	$1.499654

See accompanying notes.

6

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	AllianceBernstein Large Cap Growth Subaccount	AllianceBernstein Global Technology Subaccount	The Dreyfus Socially Responsible Growth Fund, Inc. Subaccount	Janus Aspen-Mid Cap Growth Subaccount
Assets
Investment in securities:
Number of shares	40,933.851	31,724.629	7,179.397	50,651.640

Cost	$911,128	$435,642	$150,077	$1,175,984

Investments in mutual funds, at net asset value	$1,079,426	$537,415	$204,254	$1,630,476
Receivable for units sold	—	1	5	—

Total assets	1,079,426	537,416	204,259	1,630,476

Liabilities
Payable for units redeemed	4	—	—	2

	$1,079,422	$537,416	$204,259	$1,630,474

Net Assets:
Deferred annuity contracts terminable by owners	$1,079,422	$537,416	$204,259	$1,630,474

Total net assets	$1,079,422	$537,416	$204,259	$1,630,474

Accumulation units outstanding:
M&E - 1.40%	1,713,800	1,221,190	296,325	2,877,557

M&E - 1.60%	—	1,749	4,192	18,657

Accumulation unit value:
M&E - 1.40%	$0.629841	$0.437952	$0.669921	$0.554748

M&E - 1.60%	$1.354385	$1.482631	$1.370576	$1.830690

See accompanying notes.

7

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Janus Aspen- Balanced Subaccount	Janus Aspen- Large Cap Growth Subaccount	Janus Aspen- International Growth Subaccount	Janus Aspen- Worldwide Growth Subaccount
Assets
Investment in securities:
Number of shares	164,359.736	48,880.804	138,096.012	25,418.497

Cost	$3,796,454	$1,029,335	$4,491,930	$635,214

Investments in mutual funds, at net asset value	$4,738,491	$1,116,438	$6,989,039	$818,730
Receivable for units sold	1	—	—	—

Total assets	4,738,492	1,116,438	6,989,039	818,730

Liabilities
Payable for units redeemed	—	8	4	1

	$4,738,492	$1,116,430	$6,989,035	$818,729

Net Assets:
Deferred annuity contracts terminable by owners	$4,738,492	$1,116,430	$6,989,035	$818,729

Total net assets	$4,738,492	$1,116,430	$6,989,035	$818,729

Accumulation units outstanding:
M&E - 1.40%	4,051,957	1,710,644	5,207,559	1,081,534

M&E - 1.60%	23,206	6,332	121,817	902

Accumulation unit value:
M&E - 1.40%	$1.161760	$0.647513	$1.272704	$0.755725

M&E - 1.60%	$1.339742	$1.384357	$2.966368	$1.537688

See accompanying notes.

8

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Atlas Balanced Growth Subaccount	Dreyfus VIF-Developing Leaders Subaccount	Dreyfus VIF-Appreciation Subaccount	Dreyfus VIF-Disciplined Stock Subaccount
Net investment income (loss)
Income:
Dividends	$199,719	$17,669	$76,123	$47,543
Expenses:
Administrative, mortality and expense risk charge	215,386	56,172	63,711	72,940

Net investment income (loss)	(15,667)	(38,503)	12,412	(25,397)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	365,389	—	—
Proceeds from sales	4,352,974	1,661,156	1,701,812	1,790,419
Cost of investments sold	4,610,219	1,461,827	1,711,665	2,016,040

Net realized capital gains (losses) on investments	(257,245)	564,718	(9,853)	(225,621)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	971,218	909,305	18,727	(772,536)
End of period	2,122,610	455,860	632,263	149,075

Net change in unrealized appreciation/depreciation of investments	1,151,392	(453,445)	613,536	921,611

Net realized and unrealized capital gains (losses) on investments	894,147	111,273	603,683	695,990

Increase (decrease) in net assets from operations	$878,480	$72,770	$616,095	$670,593

See accompanying notes.

9

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Dreyfus VIF-Growth and Income Subaccount	Dreyfus VIF-Quality Bond Subaccount	Federated Prime Money Fund II Subaccount	Federated Capital Income Fund II Subaccount
Net investment income (loss)
Income:
Dividends	$20,181	$310,175	$51,493	$85,779
Expenses:
Administrative, mortality and expense risk charge	35,805	92,817	15,889	20,393

Net investment income (loss)	(15,624)	217,358	35,604	65,386
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	858,084	3,543,838	2,514,345	449,029
Cost of investments sold	977,217	3,637,857	2,514,345	594,725

Net realized capital gains (losses) on investments	(119,133)	(94,019)	—	(145,696)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(41,531)	(171,497)	—	(72,315)
End of period	385,296	(146,250)	—	202,368

Net change in unrealized appreciation/depreciation of investments	426,827	25,247	—	274,683

Net realized and unrealized capital gains (losses) on investments	307,694	(68,772)	—	128,987

Increase (decrease) in net assets from operations	$292,070	$148,586	$35,604	$194,373

See accompanying notes.

10

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Federated High Income Bond Fund II Subaccount	Templeton Transamerica Global Subaccount	Van Kampen Mid-Cap Growth Subaccount	Transamerica Equity Subaccount
Net investment income (loss)
Income:
Dividends	$261,680	$94,787	$—	$—
Expenses:
Administrative, mortality and expense risk charge	41,558	104,795	68,527	42,866

Net investment income (loss)	220,122	(10,008)	(68,527)	(42,866)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	1,351,219	1,905,283	1,647,201	962,059
Cost of investments sold	1,322,228	3,488,931	2,570,248	771,679

Net realized capital gains (losses) on investments	28,991	(1,583,648)	(923,047)	190,380
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	35,087	(3,534,060)	(1,809,611)	139,218
End of period	47,606	(749,969)	(426,423)	264,492

Net change in unrealized appreciation/depreciation of investments	12,519	2,784,091	1,383,188	125,274

Net realized and unrealized capital gains (losses) on investments	41,510	1,200,443	460,141	315,654

Increase (decrease) in net assets from operations	$261,632	$1,190,435	$391,614	$272,788

See accompanying notes.

11

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Transamerica Small/ MidCap Value Subaccount	Capital Guardian Value Subaccount	T. Rowe Price Equity Income Subaccount	T. Rowe Price Growth Stock Subaccount
Net investment income (loss)
Income:
Dividends	$53,455	$73,396	$234,664	$24,385
Expenses:
Administrative, mortality and expense risk charge	86,937	70,195	185,004	152,715

Net investment income (loss)	(33,482)	3,201	49,660	(128,330)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	501,917	460,818	1,380,089	418,748
Proceeds from sales	1,975,273	1,613,127	3,915,656	3,240,286
Cost of investments sold	1,391,342	1,195,732	3,429,048	3,499,934

Net realized capital gains (losses) on investments	1,085,848	878,213	1,866,697	159,100
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	2,410,005	724,061	1,186,097	1,094,358
End of period	2,296,194	531,762	1,362,740	2,231,029

Net change in unrealized appreciation/depreciation of investments	(113,811)	(192,299)	176,643	1,136,671

Net realized and unrealized capital gains (losses) on investments	972,037	685,914	2,043,340	1,295,771

Increase (decrease) in net assets from operations	$938,555	$689,115	$2,093,000	$1,167,441

See accompanying notes.

12

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Asset Allocation- Growth Subaccount	Asset Allocation- Conservative Subaccount	Asset Allocation- Moderate Subaccount	Asset Allocation- Moderate Growth Subaccount
Net investment income (loss)
Income:
Dividends	$87,990	$201,828	$218,984	$171,810
Expenses:
Administrative, mortality and expense risk charge	123,609	91,365	114,594	135,865

Net investment income (loss)	(35,619)	110,463	104,390	35,945
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	669,949	284,523	381,620	443,710
Proceeds from sales	1,280,210	1,537,244	2,024,892	1,379,008
Cost of investments sold	1,100,721	1,505,475	1,813,034	1,148,947

Net realized capital gains (losses) on investments	849,438	316,292	593,478	673,771
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	389,950	(73,341)	268,524	376,333
End of period	712,864	(4,604)	394,615	828,422

Net change in unrealized appreciation/depreciation of investments	322,914	68,737	126,091	452,089

Net realized and unrealized capital gains (losses) on investments	1,172,352	385,029	719,569	1,125,860

Increase (decrease) in net assets from operations	$1,136,733	$495,492	$823,959	$1,161,805

See accompanying notes.

13

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	International Moderate Growth Subaccount (1)	Transamerica U.S. Government Securities-PAM Subaccount	AIM V.I. Capital Appreciation Subaccount (1)	AIM V.I. Core Equity Subaccount
Net investment income (loss)
Income:
Dividends	$—	$12,100	$139	$7,937
Expenses:
Administrative, mortality and expense risk charge	1,303	1,400	2,575	20,829

Net investment income (loss)	(1,303)	10,700	(2,436)	(12,892)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	445	—	—
Proceeds from sales	40,906	407,593	91,815	700,655
Cost of investments sold	40,600	411,541	97,740	610,187

Net realized capital gains (losses) on investments	306	(3,503)	(5,925)	90,468
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	132,498
End of period	15,043	—	(669)	243,803

Net change in unrealized appreciation/depreciation of investments	15,043	—	(669)	111,305

Net realized and unrealized capital gains (losses) on investments	15,349	(3,503)	(6,594)	201,773

Increase (decrease) in net assets from operations	$14,046	$7,197	$(9,030)	$188,881

See accompanying notes.

14

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	AllianceBernstein Growth Subaccount	AllianceBernstein Large Cap Growth Subaccount	AllianceBernstein Global Technology Subaccount
Net investment income (loss)
Income:
Dividends	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	4,291	18,462	8,970

Net investment income (loss)	(4,291)	(18,462)	(8,970)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	271,887	650,852	282,916
Cost of investments sold	220,226	727,809	280,762

Net realized capital gains (losses) on investments	51,661	(76,957)	2,154
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	95,743	117,772	61,666
End of period	30,719	168,298	101,773

Net change in unrealized appreciation/depreciation of investments	(65,024)	50,526	40,107

Net realized and unrealized capital gains (losses) on investments	(13,363)	(26,431)	42,261

Increase (decrease) in net assets from operations	$(17,654)	$(44,893)	$33,291

See accompanying notes.

15

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	The Dreyfus Socially Responsible Growth Fund, Inc. Subaccount	Janus Aspen-Mid Cap Growth Subaccount	Janus Aspen- Balanced Subaccount	Janus Aspen- Large Cap Growth Subaccount
Net investment income (loss)
Income:
Dividends	$298	$—	$96,015	$3,292
Expenses:
Administrative, mortality and expense risk charge	3,545	23,733	72,332	16,861

Net investment income (loss)	(3,247)	(23,733)	23,683	(13,569)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	103,648	553,675	1,679,256	329,343
Cost of investments sold	101,936	545,594	1,420,384	356,952

Net realized capital gains (losses) on investments	1,712	8,081	258,872	(27,609)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	37,552	251,428	801,984	(59,986)
End of period	54,177	454,492	942,037	87,103

Net change in unrealized appreciation/depreciation of investments	16,625	203,064	140,053	147,089

Net realized and unrealized capital gains (losses) on investments	18,337	211,145	398,925	119,480

Increase (decrease) in net assets from operations	$15,090	$187,412	$422,608	$105,911

See accompanying notes.

16

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Janus Aspen- International Growth Subaccount	Janus Aspen- Worldwide Growth Subaccount
Net investment income (loss)
Income:
Dividends	$100,892	$14,269
Expenses:
Administrative, mortality and expense risk charge	72,785	12,631

Net investment income (loss)	28,107	1,638
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—
Proceeds from sales	972,276	361,342
Cost of investments sold	674,297	345,301

Net realized capital gains (losses) on investments	297,979	16,041
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	946,768	82,361
End of period	2,497,109	183,516

Net change in unrealized appreciation/depreciation of investments	1,550,341	101,155

Net realized and unrealized capital gains (losses) on investments	1,848,320	117,196

Increase (decrease) in net assets from operations	$1,876,427	$118,834

See accompanying notes.

17

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Atlas Balanced Growth Subaccount		Dreyfus VIF-Developing Leaders Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(15,667)	$17,621	$(38,503)	$(71,492)
Net realized capital gains (losses) on investments	(257,245)	(623,181)	564,718	95,246
Net change in unrealized appreciation/ depreciation of investments	1,151,392	1,397,709	(453,445)	167,529

Increase (decrease) in net assets from operations	878,480	792,149	72,770	191,283
Contract transactions
Net contract purchase payments	247,345	647,241	52,044	62,168
Transfer payments from (to) other subaccounts or general account	(1,566,783)	176,061	(796,892)	(397,788)
Contract terminations, withdrawals, and other deductions	(2,455,454)	(4,108,328)	(782,994)	(806,116)
Contract maintenance charges	(19,270)	(17,694)	(1,445)	(1,638)

Increase (decrease) in net assets from contract transactions	(3,794,162)	(3,302,720)	(1,529,287)	(1,143,374)

Net increase (decrease) in net assets	(2,915,682)	(2,510,571)	(1,456,517)	(952,091)
Net assets:
Beginning of the period	16,934,048	19,444,619	4,738,751	5,690,842

End of the period	$14,018,366	$16,934,048	$3,282,234	$4,738,751

See accompanying notes.

18

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Dreyfus VIF-Appreciation Subaccount		Dreyfus VIF-Disciplined Stock Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$12,412	$(81,329)	$(25,397)	$(90,543)
Net realized capital gains (losses) on investments	(9,853)	(70,612)	(225,621)	(312,691)
Net change in unrealized appreciation/ depreciation of investments	613,536	324,733	921,611	681,119

Increase (decrease) in net assets from operations	616,095	172,792	670,593	277,885
Contract transactions
Net contract purchase payments	6,447	7,485	12,784	29,619
Transfer payments from (to) other subaccounts or general account	(518,456)	(452,177)	(478,612)	(540,232)
Contract terminations, withdrawals, and other deductions	(1,083,523)	(1,150,427)	(1,227,867)	(1,277,722)
Contract maintenance charges	(527)	(484)	(329)	(339)

Increase (decrease) in net assets from contract transactions	(1,596,059)	(1,595,603)	(1,694,024)	(1,788,674)

Net increase (decrease) in net assets	(979,964)	(1,422,811)	(1,023,431)	(1,510,789)
Net assets:
Beginning of the period	5,177,313	6,600,124	5,837,398	7,348,187

End of the period	$4,197,349	$5,177,313	$4,813,967	$5,837,398

See accompanying notes.

19

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Dreyfus VIF-Growth and Income Subaccount		Dreyfus VIF-Quality Bond Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(15,624)	$(2,656)	$217,358	$203,427
Net realized capital gains (losses) on investments	(119,133)	(208,746)	(94,019)	(54,648)
Net change in unrealized appreciation/depreciation of investments	426,827	249,069	25,247	(53,576)

Increase (decrease) in net assets from operations	292,070	37,667	148,586	95,203
Contract transactions
Net contract purchase payments	7,823	42,189	129,523	414,487
Transfer payments from (to) other subaccounts or general account	(350,420)	(339,590)	(1,431,308)	(523,071)
Contract terminations, withdrawals, and other deductions	(444,378)	(749,629)	(1,789,999)	(1,979,238)
Contract maintenance charges	(187)	(91)	(1,041)	(1,023)

Increase (decrease) in net assets from contract transactions	(787,162)	(1,047,121)	(3,092,825)	(2,088,845)

Net increase (decrease) in net assets	(495,092)	(1,009,454)	(2,944,239)	(1,993,642)
Net assets:
Beginning of the period	2,865,405	3,874,859	8,377,655	10,371,297

End of the period	$2,370,313	$2,865,405	$5,433,416	$8,377,655

See accompanying notes.

20

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Federated Prime Money Fund II Subaccount		Federated Capital Income Fund II Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$35,604	$10,608	$65,386	$60,716
Net realized capital gains (losses) on investments	—	—	(145,696)	(251,881)
Net change in unrealized appreciation/ depreciation of investments	—	—	274,683	257,550

Increase (decrease) in net assets from operations	35,604	10,608	194,373	66,385
Contract transactions
Net contract purchase payments	360,477	1,161,462	361,938	74,474
Transfer payments from (to) other subaccounts or general account	2,306,609	(188,238)	(16,962)	(47,589)
Contract terminations, withdrawals, and other deductions	(2,003,469)	(741,282)	(321,100)	(288,041)
Contract maintenance charges	(2,330)	(278)	(895)	(808)

Increase (decrease) in net assets from contract transactions	661,287	231,664	22,981	(261,964)

Net increase (decrease) in net assets	696,891	242,272	217,354	(195,579)
Net assets:
Beginning of the period	840,411	598,139	1,381,472	1,577,051

End of the period	$1,537,302	$840,411	$1,598,826	$1,381,472

See accompanying notes.

21

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Federated High Income Bond Fund II Subaccount		Templeton Transamerica Global Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$220,122	$239,095	$(10,008)	$(33,053)
Net realized capital gains (losses) on investments	28,991	(12,781)	(1,583,648)	(3,115,476)
Net change in unrealized appreciation/ depreciation of investments	12,519	(188,153)	2,784,091	3,594,703

Increase (decrease) in net assets from operations	261,632	38,161	1,190,435	446,174
Contract transactions
Net contract purchase payments	355,134	799,481	122,029	28,280
Transfer payments from (to) other subaccounts or general account	(486,667)	16,989	(552,074)	(770,321)
Contract terminations, withdrawals, and other deductions	(670,265)	(791,028)	(1,214,867)	(1,699,538)
Contract maintenance charges	(2,021)	(1,940)	(382)	(409)

Increase (decrease) in net assets from contract transactions	(803,819)	23,502	(1,645,294)	(2,441,988)

Net increase (decrease) in net assets	(542,187)	61,663	(454,859)	(1,995,814)
Net assets:
Beginning of the period	3,283,678	3,222,015	7,944,916	9,940,730

End of the period	$2,741,491	$3,283,678	$7,490,057	$7,944,916

See accompanying notes.

22

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Van Kampen Mid-Cap Growth Subaccount		Transamerica Equity Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(68,527)	$(77,610)	$(42,866)	$(7,212)
Net realized capital gains (losses) on investments	(923,047)	(2,854,116)	190,380	52,088
Net change in unrealized appreciation/ depreciation of investments	1,383,188	3,241,360	125,274	68,627

Increase (decrease) in net assets from operations	391,614	309,634	272,788	113,503
Contract transactions
Net contract purchase payments	61,508	49,635	317,273	136,585
Transfer payments from (to) other subaccounts or general account	(746,406)	(802,884)	10,758,926	190,740
Contract terminations, withdrawals, and other deductions	(775,102)	(893,969)	(508,112)	(209,781)
Contract maintenance charges	(766)	(624)	(1,318)	(636)

Increase (decrease) in net assets from contract transactions	(1,460,766)	(1,647,842)	10,566,769	116,908

Net increase (decrease) in net assets	(1,069,152)	(1,338,208)	10,839,557	230,411
Net assets:
Beginning of the period	5,453,471	6,791,679	851,325	620,914

End of the period	$4,384,319	$5,453,471	$11,690,882	$851,325

See accompanying notes.

23

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Transamerica Small/MidCap Value Subaccount		Capital Guardian Value Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(33,482)	$(63,519)	$3,201	$(16,613)
Net realized capital gains (losses) on investments	1,085,848	496,814	878,213	355,863
Net change in unrealized appreciation/ depreciation of investments	(113,811)	288,750	(192,299)	(30,406)

Increase (decrease) in net assets from operations	938,555	722,045	689,115	308,844
Contract transactions
Net contract purchase payments	127,528	53,718	337,290	405,393
Transfer payments from (to) other subaccounts or general account	(108,160)	(173,742)	(108,194)	1,435,919
Contract terminations, withdrawals, and other deductions	(1,395,618)	(1,184,178)	(1,067,592)	(776,848)
Contract maintenance charges	(417)	(395)	(1,649)	(1,019)

Increase (decrease) in net assets from contract transactions	(1,376,667)	(1,304,597)	(840,145)	1,063,445

Net increase (decrease) in net assets	(438,112)	(582,552)	(151,030)	1,372,289
Net assets:
Beginning of the period	6,322,798	6,905,350	5,214,665	3,842,376

End of the period	$5,884,686	$6,322,798	$5,063,635	$5,214,665

See accompanying notes.

24

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	T. Rowe Price Equity Income Subaccount		T. Rowe Price Growth Stock Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$49,660	$60,005	$(128,330)	$(117,911)
Net realized capital gains (losses) on investments	1,866,697	1,318,026	159,100	(966,806)
Net change in unrealized appreciation/ depreciation of investments	176,643	(1,002,314)	1,136,671	1,606,170

Increase (decrease) in net assets from operations	2,093,000	375,717	1,167,441	521,453
Contract transactions
Net contract purchase payments	380,455	873,600	210,508	422,795
Transfer payments from (to) other subaccounts or general account	(889,532)	1,375,411	(1,012,450)	(856,421)
Contract terminations, withdrawals, and other deductions	(2,685,910)	(2,244,074)	(2,029,296)	(2,267,098)
Contract maintenance charges	(7,819)	(5,719)	(5,507)	(4,166)

Increase (decrease) in net assets from contract transactions	(3,202,806)	(782)	(2,836,745)	(2,704,890)

Net increase (decrease) in net assets	(1,109,806)	374,935	(1,669,304)	(2,183,437)
Net assets:
Beginning of the period	14,212,125	13,837,190	12,077,369	14,260,806

End of the period	$13,102,319	$14,212,125	$10,408,065	$12,077,369

See accompanying notes.

25

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Asset Allocation-Growth Subaccount		Asset Allocation-Conservative Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(35,619)	$(31,966)	$110,463	$87,253
Net realized capital gains (losses) on investments	849,438	309,843	316,292	589,173
Net change in unrealized appreciation/ depreciation of investments	322,914	215,573	68,737	(414,117)

Increase (decrease) in net assets from operations	1,136,733	493,450	495,492	262,309
Contract transactions
Net contract purchase payments	572,852	1,114,799	732,537	1,141,688
Transfer payments from (to) other subaccounts or general account	3,945,879	3,151,362	399,223	1,677,310
Contract terminations, withdrawals, and other deductions	(1,118,934)	(455,500)	(1,219,921)	(719,821)
Contract maintenance charges	(16,258)	(3,189)	(10,801)	(5,522)

Increase (decrease) in net assets from contract transactions	3,383,539	3,807,472	(98,962)	2,093,655

Net increase (decrease) in net assets	4,520,272	4,300,922	396,530	2,355,964
Net assets:
Beginning of the period	6,118,380	1,817,458	6,487,720	4,131,756

End of the period	$10,638,652	$6,118,380	$6,884,250	$6,487,720

See accompanying notes.

26

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Asset Allocation-Moderate Subaccount		Asset Allocation-Moderate Growth Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$104,390	$35,609	$35,945	$(6,376)
Net realized capital gains (losses) on investments	593,478	359,668	673,771	336,639
Net change in unrealized appreciation/ depreciation of investments	126,091	11,322	452,089	71,111

Increase (decrease) in net assets from operations	823,959	406,599	1,161,805	401,374
Contract transactions
Net contract purchase payments	1,441,904	942,329	1,910,331	1,190,155
Transfer payments from (to) other subaccounts or general account	2,354,180	2,835,633	5,309,982	2,745,924
Contract terminations, withdrawals, and other deductions	(1,538,366)	(840,107)	(1,426,213)	(425,421)
Contract maintenance charges	(13,181)	(5,545)	(16,601)	(790)

Increase (decrease) in net assets from contract transactions	2,244,537	2,932,310	5,777,499	3,509,868

Net increase (decrease) in net assets	3,068,496	3,338,909	6,939,304	3,911,242
Net assets:
Beginning of the period	6,779,859	3,440,950	6,132,480	2,221,238

End of the period	$9,848,355	$6,779,859	$13,071,784	$6,132,480

See accompanying notes.

27

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	International Moderate Growth Subaccount	Transamerica U.S. Government Securities-PAM Subaccount
	2006 (1)	2006	2005
Operations
Net investment income (loss)	$(1,303)	$10,700	$(300)
Net realized capital gains (losses) on investments	306	(3,503)	1,109
Net change in unrealized appreciation/ depreciation of investments	15,043	—	—

Increase (decrease) in net assets from operations	14,046	7,197	809
Contract transactions
Net contract purchase payments	100,531	—	—
Transfer payments from (to) other subaccounts or general account	174,659	(6,991)	(809)
Contract terminations, withdrawals, and other deductions	(9,640)	(206)	—
Contract maintenance charges	(178)	—	—

Increase (decrease) in net assets from contract transactions	265,372	(7,197)	(809)

Net increase (decrease) in net assets	279,418	—	—
Net assets:
Beginning of the period	—	—	—

End of the period	$279,418	$—	$—

See accompanying notes.

28

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	AIM V.I. Capital Appreciation Subaccount	AIM V.I. Core Equity Subaccount
	2006 (1)	2006	2005
Operations
Net investment income (loss)	$(2,436)	$(12,892)	$(752)
Net realized capital gains (losses) on investments	(5,925)	90,468	17,055
Net change in unrealized appreciation/ depreciation of investments	(669)	111,305	28,535

Increase (decrease) in net assets from operations	(9,030)	188,881	44,838
Contract transactions
Net contract purchase payments	—	6,517	2,096
Transfer payments from (to) other subaccounts or general account	307,162	528,203	(89,529)
Contract terminations, withdrawals, and other deductions	(59,043)	(403,608)	(238,370)
Contract maintenance charges	—	(46)	(41)

Increase (decrease) in net assets from contract transactions	248,119	131,066	(325,844)

Net increase (decrease) in net assets	239,089	319,947	(281,006)
Net assets:
Beginning of the period	—	1,171,261	1,452,267

End of the period	$239,089	$1,491,208	$1,171,261

See accompanying notes.

29

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	AllianceBernstein Growth Subaccount		AllianceBernstein Large Cap Growth Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(4,291)	$(6,893)	$(18,462)	$(23,296)
Net realized capital gains (losses) on investments	51,661	(11,018)	(76,957)	(163,356)
Net change in unrealized appreciation/ depreciation of investments	(65,024)	61,391	50,526	386,224

Increase (decrease) in net assets from operations	(17,654)	43,480	(44,893)	199,572
Contract transactions
Net contract purchase payments	3,000	62,142	—	15,340
Transfer payments from (to) other subaccounts or general account	(193,075)	(90,766)	(44,974)	(123,745)
Contract terminations, withdrawals, and other deductions	(69,748)	(96,464)	(472,552)	(313,810)
Contract maintenance charges	(229)	(337)	(336)	(287)

Increase (decrease) in net assets from contract transactions	(260,052)	(125,425)	(517,862)	(422,502)

Net increase (decrease) in net assets	(277,706)	(81,945)	(562,755)	(222,930)
Net assets:
Beginning of the period	482,824	564,769	1,642,177	1,865,107

End of the period	$205,118	$482,824	$1,079,422	$1,642,177

See accompanying notes.

30

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	AllianceBernstein Global Technology Subaccount		The Dreyfus Socially Responsible Growth Fund, Inc. Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(8,970)	$(11,392)	$(3,247)	$(4,415)
Net realized capital gains (losses) on investments	2,154	(91,309)	1,712	(13,162)
Net change in unrealized appreciation/ depreciation of investments	40,107	110,792	16,625	23,810

Increase (decrease) in net assets from operations	33,291	8,091	15,090	6,233
Contract transactions
Net contract purchase payments	8,568	10,219	700	6,100
Transfer payments from (to) other subaccounts or general account	(89,739)	(163,613)	(56,367)	(38,523)
Contract terminations, withdrawals, and other deductions	(151,635)	(65,010)	(43,519)	(37,923)
Contract maintenance charges	(79)	(67)	(77)	(74)

Increase (decrease) in net assets from contract transactions	(232,885)	(218,471)	(99,263)	(70,420)

Net increase (decrease) in net assets	(199,594)	(210,380)	(84,173)	(64,187)
Net assets:
Beginning of the period	737,010	947,390	288,432	352,619

End of the period	$537,416	$737,010	$204,259	$288,432

See accompanying notes.

31

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Janus Aspen-Mid Cap Growth Subaccount		Janus Aspen-Balanced Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(23,733)	$(23,572)	$23,683	$36,041
Net realized capital gains (losses) on investments	8,081	(227,422)	258,872	104,734
Net change in unrealized appreciation/ depreciation of investments	203,064	423,916	140,053	202,844

Increase (decrease) in net assets from operations	187,412	172,922	422,608	343,619
Contract transactions
Net contract purchase payments	26,235	54,587	91,394	116,793
Transfer payments from (to) other subaccounts or general account	(4,176)	58,180	(109,603)	(276,483)
Contract terminations, withdrawals, and other deductions	(372,546)	(175,126)	(1,259,951)	(1,010,373)
Contract maintenance charges	(525)	(256)	(892)	(490)

Increase (decrease) in net assets from contract transactions	(351,012)	(62,615)	(1,279,052)	(1,170,553)

Net increase (decrease) in net assets	(163,600)	110,307	(856,444)	(826,934)
Net assets:
Beginning of the period	1,794,074	1,683,767	5,594,936	6,421,870

End of the period	$1,630,474	$1,794,074	$4,738,492	$5,594,936

See accompanying notes.

32

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Janus Aspen-Large Cap Growth Subaccount		Janus Aspen-International Growth Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(13,569)	$(17,851)	$28,107	$(8,219)
Net realized capital gains (losses) on investments	(27,609)	(147,719)	297,979	(53,927)
Net change in unrealized appreciation/ depreciation of investments	147,089	194,529	1,550,341	872,731

Increase (decrease) in net assets from operations	105,911	28,959	1,876,427	810,585
Contract transactions
Net contract purchase payments	7,620	20,399	431,291	155,922
Transfer payments from (to) other subaccounts or general account	(98,982)	(146,393)	1,884,245	519,555
Contract terminations, withdrawals, and other deductions	(207,974)	(186,187)	(887,895)	(341,528)
Contract maintenance charges	(5)	(99)	(2,462)	(486)

Increase (decrease) in net assets from contract transactions	(299,341)	(312,280)	1,425,179	333,463

Net increase (decrease) in net assets	(193,430)	(283,321)	3,301,606	1,144,048
Net assets:
Beginning of the period	1,309,860	1,593,181	3,687,429	2,543,381

End of the period	$1,116,430	$1,309,860	$6,989,035	$3,687,429

See accompanying notes.

33

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Janus Aspen-Worldwide Growth Subaccount
	2006	2005
Operations
Net investment income (loss)	$1,638	$(2,117)
Net realized capital gains (losses) on investments	16,041	(27,380)
Net change in unrealized appreciation/depreciation of investments	101,155	65,800

Increase (decrease) in net assets from operations	118,834	36,303
Contract transactions
Net contract purchase payments	21,900	24,654
Transfer payments from (to) other subaccounts or general account	(52,540)	(169,015)
Contract terminations, withdrawals, and other deductions	(257,859)	(73,672)
Contract maintenance charges	(162)	(151)
Increase (decrease) in net assets from contract transactions	(288,661)	(218,184)

Net increase (decrease) in net assets	(169,827)	(181,881)

Net assets:
Beginning of the period	988,556	1,170,437

End of the period	$818,729	$988,556

See accompanying notes.

34

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies

Organization

The Transamerica Life Insurance Company Separate Account VA A (the Mutual Fund Account) is a segregated investment account of Transamerica Life Insurance Company (Transamerica Life), an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Each subaccount invests exclusively in the corresponding Portfolio (the Portfolio) of a Fund. The Mutual Fund contains nine Funds (collectively referred to as the “Funds”). Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in all but one of these subaccounts is available to contract owners of the Atlas Portfolio Builder Variable Annuity. The Transamerica U.S. Government Securities-Portfolio Asset Manager-Service Class (PAM) (formerly known as Transamerica U.S. Government Securities-Safe Fund-Service Class) was added to the Fund portfolio solely to facilitate a contract owner purchase option. If this option is elected, assets are automatically allocated from the contract owner’s other subaccounts into PAM when the policy value has dropped relative to the guaranteed amount.

Subaccount Investment by Fund:

Atlas Insurance Trust:

Atlas Balanced Growth Portfolio

AEGON/Transamerica Series Fund, Inc.-Service Class:

Transamerica U.S. Government Securities-PAM-Service Class

AEGON/Transamerica Series Fund, Inc.-Initial Class:

Templeton Transamerica Global-Initial Class

Asset Allocation-Growth Portfolio-Initial Class

Asset Allocation-Conservative Portfolio-Initial Class

Asset Allocation-Moderate Portfolio-Initial Class

Asset Allocation-Moderate Growth Portfolio-Initial Class

International Moderate Growth Fund-Initial Class

Transamerica Equity-Initial Class

Capital Guardian Value-Initial Class

Transamerica Small/MidCap Value-Initial Class

T. Rowe Price Equity Income-Initial Class

T. Rowe Price Growth Stock-Initial Class

Van Kampen Mid-Cap Growth-Initial Class

AIM Variable Insurance Funds-Series I:

AIM V.I. Capital Appreciation Fund-Series I

AIM V.I. Core Equity Fund-Series I

35

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Fund: (continued)

AllianceBernstein Variable Products Series Fund, Inc.-Class B:

AllianceBernstein Growth Portfolio-Class B

AllianceBernstein Large Cap Growth Portfolio-Class B

AllianceBernstein Global Technology Portfolio-Class B

The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Class

Dreyfus Variable Investment Fund-Initial Class:

Dreyfus VIF-Appreciation Portfolio-Initial Class

Dreyfus VIF-Disciplined Stock Portfolio-Initial Class

Dreyfus VIF-Growth and Income Portfolio-Initial Class

Dreyfus VIF-Quality Bond Portfolio-Initial Class

Dreyfus VIF-Developing Leaders Portfolio-Initial Class

Federated Insurance Series:

Federated High Income Bond Fund II

Federated Capital Income Fund II

Federated Prime Money Fund II

Janus Aspen Series-Service Shares:

Janus Aspen-Mid Cap Growth Portfolio-Service Shares

Janus Aspen-Balanced Portfolio-Service Shares

Janus Aspen-Large Cap Growth Portfolio-Service Shares

Janus Aspen-International Growth Portfolio-Service Shares

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Asset Allocation-Growth	May 1, 2002
Asset Allocation-Conservative	May 1, 2002
Asset Allocation-Moderate	May 1, 2002
Asset Allocation-Moderate Growth	May 1, 2002
Federated Prime Money Fund II	January 3, 2003
Transamerica U.S. Government Securities-PAM	November 3, 2003
International Moderate Growth	May 1, 2006
AIM V.I. Capital Appreciation	May 1, 2006

The following name changes were made effective during the fiscal year ended December 31, 2006:

Portfolio	Formerly
Templeton Transamerica Global	Templeton Great Companies Global

36

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies (continued)

The following Portfolios were merged as of April 27, 2006:

Portfolio	Formerly
AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund
AIM V.I. Core Equity Fund	AIM V.I. Premier Equity Fund

The following Portfolio was merged as of December 27, 2006:

Portfolio	Formerly
Transamerica Equity	Janus Growth

The following subaccounts are only available to contract owners that held an investment in the subaccount on the designated closing date:

Subaccount	Close Date
Templeton Transamerica Global	September 1, 2000
Transamerica Small/MidCap Value	July 1, 2002
Atlas Balanced Growth Portfolio	December 18, 2006

Investments

Net purchase payments received by the Mutual Fund Account for Atlas Portfolio Builder Variable Annuity are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2006.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses on investments in the Series Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

37

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2006 were as follows:

	Purchases	Sales
Atlas Insurance Trust:
Atlas Balanced Growth Portfolio	$543,133	$4,352,974
Dreyfus Variable Investment Fund-Initial Class:
Dreyfus VIF-Developing Leaders Portfolio-Initial Class	458,751	1,661,156
Dreyfus VIF-Appreciation Portfolio-Initial Class	118,168	1,701,812
Dreyfus VIF-Disciplined Stock Portfolio-Initial Class	71,001	1,790,419
Dreyfus VIF-Growth and Income Portfolio-Initial Class	55,297	858,084
Dreyfus VIF-Quality Bond Portfolio-Initial Class	668,368	3,543,838
Federated Insurance Series:
Federated Prime Money Fund II	3,210,843	2,514,345
Federated Capital Income Fund II	537,407	449,029
Federated High Income Bond Fund II	767,525	1,351,219
AEGON/Transamerica Series Fund, Inc.-Initial Class:
Templeton Transamerica Global-Initial Class	249,979	1,905,283
Templeton Transamerica Global-Initial Class	117,904	1,647,201
Transamerica Equity-Initial Class	11,485,975	962,059
Transamerica Small/MidCap Value-Initial Class	1,067,049	1,975,273
Capital Guardian Value-Initial Class	1,236,992	1,613,127
T. Rowe Price Equity Income-Initial Class	2,142,602	3,915,656
T. Rowe Price Growth Stock-Initial Class	693,964	3,240,286
Asset Allocation-Growth Portfolio-Initial Class	5,298,086	1,280,210
Asset Allocation-Conservative Portfolio-Initial Class	1,833,260	1,537,244
Asset Allocation-Moderate Portfolio-Initial Class	4,755,436	2,024,892
Asset Allocation-Moderate Growth Portfolio-Initial Class	7,636,163	1,379,008
International Moderate Growth Fund-Initial Class	304,975	40,906
AEGON/Transamerica Series Fund, Inc.-Service Class:
Transamerica U.S. Government Securities-PAM-Service Class	411,540	407,593
AIM Variable Insurance Funds-Series I:
AIM V.I. Capital Appreciation Fund-Series I	337,500	91,815
AIM V.I. Core Equity Fund-Series I	818,826	700,655
AllianceBernstein Variable Products Series Fund, Inc.-Class B:
AllianceBernstein Growth Portfolio-Class B	7,540	271,887
AllianceBernstein Large Cap Growth Portfolio-Class B	114,532	650,852
AllianceBernstein Global Technology Portfolio-Class B	41,053	282,916
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Class	1,139	103,648

38

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

2. Investments (continued)

	Purchases	Sales
Janus Aspen Series-Service Shares:
Janus Aspen-Mid Cap Growth Portfolio-Service Shares	$178,929	$553,675
Janus Aspen-Balanced Portfolio-Service Shares	423,885	1,679,256
Janus Aspen-Large Cap Growth Portfolio-Service Shares	16,436	329,343
Janus Aspen-International Growth Portfolio-Service Shares	2,425,560	972,276
Janus Aspen-Worldwide Growth Portfolio-Service Shares	74,310	361,342

39

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Atlas Balanced Growth Subaccount	Dreyfus VIF-Developing Leaders Subaccount	Dreyfus VIF-Appreciation Subaccount	Dreyfus VIF-Disciplined Stock Subaccount	Dreyfus VIF-Growth and Income Subaccount
Units outstanding at January 1, 2005	14,891,043	4,439,309	5,200,457	6,511,822	3,572,596
Units purchased	618,131	73,844	21,551	47,487	86,479
Units redeemed and transferred	(3,119,598)	(972,719)	(1,258,422)	(1,623,050)	(1,067,272)

Units outstanding at December 31, 2005	12,389,576	3,540,434	3,963,586	4,936,259	2,591,803
Units purchased	251,307	37,668	5,220	10,497	6,862
Units redeemed and transferred	(2,975,456)	(1,184,639)	(1,170,558)	(1,382,465)	(699,816)

Units outstanding at December 31, 2006	9,665,427	2,393,463	2,798,248	3,564,291	1,898,849

	Dreyfus VIF-Quality Bond Subaccount	Federated Prime Money Fund II Subaccount	Federated Capital Income Fund II Subaccount	Federated High Income Bond Fund II Subaccount	Templeton Transamerica Global Subaccount
Units outstanding at January 1, 2005	7,622,238	606,076	1,684,136	2,634,216	8,150,244
Units purchased	373,172	1,325,133	83,735	658,668	52,060
Units redeemed and transferred	(1,901,284)	(1,090,642)	(362,766)	(640,995)	(2,056,470)

Units outstanding at December 31, 2005	6,094,126	840,567	1,405,105	2,651,889	6,145,834
Units purchased	106,038	494,285	344,533	284,100	83,990
Units redeemed and transferred	(2,356,570)	156,326	(322,842)	(908,790)	(1,284,247)

Units outstanding at December 31, 2006	3,843,594	1,491,178	1,426,796	2,027,199	4,945,577

40

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding (continued)

	Van Kampen Mid-Cap Growth Subaccount	Transamerica Equity Subaccount	Transamerica Small/ MidCap Value Subaccount	Capital Guardian Value Subaccount	T. Rowe Price Equity Income Subaccount
Units outstanding at January 1, 2005	5,210,473	1,130,640	1,690,419	1,404,843	5,001,720
Units purchased	49,813	256,742	12,562	197,557	424,207
Units redeemed and transferred	(1,315,582)	(49,915)	(320,981)	207,277	(394,177)

Units outstanding at December 31, 2005	3,944,704	1,337,467	1,382,000	1,809,677	5,031,750
Units purchased	41,865	394,271	32,237	146,353	203,334
Units redeemed and transferred	(1,060,596)	15,520,412	(309,484)	(386,703)	(1,201,731)

Units outstanding at December 31, 2006	2,925,973	17,252,150	1,104,753	1,569,327	4,033,353

	T. Rowe Price Growth Stock Subaccount	Asset Allocation- Growth Subaccount	Asset Allocation- Conservative Subaccount	Asset Allocation- Moderate Subaccount	Asset Allocation- Moderate Growth Subaccount
Units outstanding at January 1, 2005	5,041,126	1,547,475	3,492,695	2,896,832	1,863,097
Units purchased	171,876	959,040	1,118,075	897,176	1,056,900
Units redeemed and transferred	(1,115,266)	2,210,018	688,186	1,618,679	1,845,020

Units outstanding at December 31, 2005	4,097,736	4,716,533	5,298,956	5,412,687	4,765,017
Units purchased	108,573	613,579	593,311	1,103,864	1,507,820
Units redeemed and transferred	(990,014)	1,863,376	(682,470)	629,032	2,749,172

Units outstanding at December 31, 2006	3,216,295	7,193,488	5,209,797	7,145,583	9,022,009

41

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding (continued)

	International Moderate Growth Subaccount (1)	Transamerica U.S. Government Securities-PAM Subaccount	AIM V.I. Capital Appreciation Subaccount (1)	AIM V.I. Core Equity Subaccount	AllianceBernstein Growth Subaccount
Units outstanding at January 1, 2005	—	—	—	1,236,456	867,960
Units purchased	—	—	—	1,837	91,131
Units redeemed and transferred	—	—	—	(278,171)	(292,366)

Units outstanding at December 31, 2005	—	—	—	960,122	666,725
Units purchased	128,297	—	5,282	—	5,538
Units redeemed and transferred	142,084	—	236,743	101,954	(385,729)

Units outstanding at December 31, 2006	270,381	—	242,025	1,062,076	286,534

	AllianceBernstein Large Cap Growth Subaccount	AllianceBernstein Global Technology Subaccount	The Dreyfus Socially Responsible Growth Fund, Inc. Subaccount	Janus Aspen-Mid Cap Growth Subaccount	Janus Aspen- Balanced Subaccount
Units outstanding at January 1, 2005	3,286,556	2,359,354	579,287	3,742,889	6,385,146
Units purchased	27,910	42,678	6,086	115,736	118,203
Units redeemed and transferred	(759,575)	(607,446)	(126,088)	(283,099)	(1,264,276)

Units outstanding at December 31, 2005	2,554,891	1,794,586	459,285	3,575,526	5,239,073
Units purchased	—	19,809	1,116	50,765	111,670
Units redeemed and transferred	(841,091)	(591,456)	(159,884)	(730,077)	(1,275,580)

Units outstanding at December 31, 2006	1,713,800	1,222,939	300,517	2,896,214	4,075,163

42

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding (continued)

	Janus Aspen- Large Cap Growth Subaccount	Janus Aspen- International Growth Subaccount	Janus Aspen- Worldwide Growth Subaccount
Units outstanding at January 1, 2005	2,759,051	3,670,307	1,812,425
Units purchased	35,788	345,608	39,540
Units redeemed and transferred	(584,920)	57,342	(331,413)

Units outstanding at December 31, 2005	2,209,919	4,073,257	1,520,552
Units purchased	13,270	389,326	32,862
Units redeemed and transferred	(506,213)	866,793	(470,978)

Units outstanding at December 31, 2006	1,716,976	5,329,376	1,082,436

43

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units results in different unit values, expense ratios, and total returns.

The Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Atlas Balanced Growth
	12/31/2006	9,665,427	$1.45 to $1.43	$14,018,366	1.29%	1.40% to 1.60%	6.12% to 5.92%
	12/31/2005	12,389,576	1.37 to 1.35	16,934,048	1.49	1.40 to 1.60	4.68 to 4.47
	12/31/2004	14,891,043	1.31 to 1.29	19,444,619	0.85	1.40 to 1.60	8.54 to 8.32
	12/31/2003	13,605,317	1.20 to 1.19	16,371,596	0.98	1.40 to 1.60	20.68 to 18.98
	12/31/2002	14,858,827	1.00 to 1.00	14,815,781	1.46	1.40	(17.51) to (17.51)
Dreyfus VIF-Developing Leaders
	12/31/2006	2,393,463	1.37 to 1.49	3,282,234	0.44	1.40 to 1.60	2.34 to 2.14
	12/31/2005	3,540,434	1.34 to 1.46	4,738,751	0.00	1.40 to 1.60	4.34 to 4.14
	12/31/2004	4,439,309	1.28 to 1.40	5,690,842	0.20	1.40 to 1.60	9.80 to 9.58
	12/31/2003	4,323,471	1.17 to 1.28	5,046,615	0.03	1.40 to 1.60	29.87 to 27.65
	12/31/2002	4,173,670	0.90 to 0.90	3,750,623	0.04	1.40	(20.24) to (20.24)
Dreyfus VIF-Appreciation
	12/31/2006	2,798,248	1.50 to 1.42	4,197,349	1.66	1.40 to 1.60	14.87 to 14.65
	12/31/2005	3,963,586	1.31 to 1.24	5,177,313	0.02	1.40 to 1.60	2.94 to 2.74
	12/31/2004	5,200,457	1.27 to 1.21	6,600,124	1.60	1.40 to 1.60	3.59 to 3.39
	12/31/2003	5,697,599	1.23 to 1.17	6,983,455	1.42	1.40 to 1.60	19.50 to 16.98
	12/31/2002	6,107,559	1.03 to 1.03	6,264,908	1.01	1.40	(17.87) to (17.87)
Dreyfus VIF-Disciplined Stock
	12/31/2006	3,564,291	1.35 to 1.49	4,813,967	0.90	1.40 to 1.60	14.21 to 13.99
	12/31/2005	4,936,259	1.18 to 1.31	5,837,398	0.00	1.40 to 1.60	4.80 to 4.59
	12/31/2004	6,511,822	1.13 to 1.25	7,348,187	1.25	1.40 to 1.60	6.38 to 6.17
	12/31/2003	7,702,785	1.06 to 1.18	8,171,038	0.83	1.40 to 1.60	21.83 to 17.79
	12/31/2002	8,537,092	0.87 to 0.87	7,433,630	0.61	1.40	(23.68) to (23.68)
Dreyfus VIF-Growth and Income
	12/31/2006	1,898,849	1.25 to 1.46	2,370,313	0.78	1.40 to 1.60	12.94 to 12.71
	12/31/2005	2,591,803	1.10 to 1.29	2,865,405	1.31	1.40 to 1.60	1.93 to 1.73
	12/31/2004	3,572,596	1.08 to 1.27	3,874,859	1.22	1.40 to 1.60	5.98 to 5.77
	12/31/2003	3,986,705	1.02 to 1.20	4,076,374	0.84	1.40 to 1.60	24.82 to 20.02
	12/31/2002	4,209,480	0.82 to 0.82	3,448,188	0.59	1.40	(26.36) to (26.36)

44

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Dreyfus VIF-Quality Bond
	12/31/2006		3,843,594	$1.42 to $1.06	$5,433,416	4.63%	1.40% to 1.60%	2.80 % to 2.60%
	12/31/2005		6,094,126	1.38 to 1.03	8,377,655	3.57	1.40 to 1.60	1.07 to 0.87
	12/31/2004		7,622,238	1.36 to 1.03	10,371,297	4.03	1.40 to 1.60	1.94 to 1.74
	12/31/2003		9,176,006	1.34 to 1.01	12,259,484	3.93	1.40 to 1.60	3.49 to 0.81
	12/31/2002		9,453,647	1.29 to 1.29	12,209,054	5.05	1.40	6.28 to 6.28
Federated Prime Money Fund II
	12/31/2006		1,491,178	1.03 to 1.03	1,537,302	1.87	1.40 to 1.60	3.11 to 2.91
	12/31/2005		840,567	1.00 to 1.00	840,411	2.74	1.40 to 1.60	1.29 to 1.09
	12/31/2004		606,076	0.99 to 0.99	598,139	0.97	1.40 to 1.60	(0.58) to (0.78)
	12/31/2003	(1)	95,348	0.99 to 0.99	94,670	0.63	1.40 to 1.60	(0.71) to (0.68)
Federated Capital Income Fund II
	12/31/2006		1,426,796	1.11 to 1.52	1,598,826	5.85	1.40 to 1.60	14.05 to 13.83
	12/31/2005		1,405,105	0.97 to 1.34	1,381,472	5.47	1.40 to 1.60	4.82 to 4.61
	12/31/2004		1,684,136	0.93 to 1.28	1,577,051	4.45	1.40 to 1.60	8.40 to 8.19
	12/31/2003		1,913,674	0.86 to 1.18	1,641,002	6.56	1.40 to 1.60	19.01 to 18.12
	12/31/2002		2,018,820	0.72 to 0.72	1,454,665	5.73	1.40	(25.00) to (25.00)
Federated High Income Bond Fund II
	12/31/2006		2,027,199	1.35 to 1.32	2,741,491	8.78	1.40 to 1.60	9.28 to 9.06
	12/31/2005		#N/A	#N/A to #N/A	#N/A	#N/A	1.40 to 1.60	9.28 to #N/A
	12/31/2004		2,634,216	1.22 to 1.20	3,222,015	6.99	1.40 to 1.60	8.93 to 8.72
	12/31/2003		2,528,925	1.12 to 1.10	2,840,876	6.72	1.40 to 1.60	20.53 to 10.11
	12/31/2002		2,179,174	0.93 to 0.93	2,031,136	10.53	1.40	(0.01) to (0.01)
Templeton Transamerica Global
	12/31/2006		4,945,577	1.51 to 0.00	7,490,057	1.25	1.40	17.15 to 17.15
	12/31/2005		6,145,834	1.29 to 1.29	7,944,916	1.01	1.40	5.99 to 5.99
	12/31/2004		8,150,244	1.22 to 1.22	9,940,730	0.00	1.40	7.55 to 7.55
	12/31/2003		9,122,894	1.13 to 1.13	10,345,681	0.00	1.40	21.55 to 21.55
	12/31/2002		11,035,268	0.93 to 0.93	10,295,408	2.61	1.40	(27.05) to (27.05)

45

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Van Kampen Mid-Cap Growth
	12/31/2006		2,925,973	$1.50 to $1.44	$4,384,319	0.00%	1.40% to 1.60%	8.39 % to 8.18%
	12/31/2005		3,944,704	1.38 to 1.33	5,453,471	0.09	1.40 to 1.60	6.07 to 5.86
	12/31/2004		5,210,473	1.30 to 1.26	6,791,679	0.00	1.40 to 1.60	5.66 to 5.45
	12/31/2003		5,962,443	1.23 to 1.19	7,355,562	0.00	1.40 to 1.60	26.39 to 19.11
	12/31/2002		6,482,031	0.98 to 0.98	6,327,065	0.09	1.40	(33.99) to (33.99)
Transamerica Equity
	12/31/2006		17,252,150	0.67 to 1.62	11,690,882	0.00	1.40 to 1.60	7.22 to 7.01
	12/31/2005		1,337,467	0.63 to 1.52	851,325	0.41	1.40 to 1.60	14.93 to 14.71
	12/31/2004		1,130,640	0.55 to 1.32	620,914	0.00	1.40 to 1.60	12.30 to 12.15
Transamerica Small/MidCap Value
	12/31/2006		1,104,753	5.33 to 0.00	5,884,686	0.85	1.40	16.43 to 16.43
	12/31/2005		1,382,000	4.58 to 4.58	6,322,798	0.40	1.40	12.00 to 12.00
	12/31/2004		1,690,419	4.08 to 4.08	6,905,350	0.00	1.40	14.74 to 14.74
	12/31/2003		1,837,307	3.56 to 3.56	6,541,447	0.00	1.40	88.20 to 88.20
	12/31/2002		2,066,720	1.89 to 1.89	3,909,826	16.21	1.40	(40.30) to (40.30)
Capital Guardian Value
	12/31/2006		1,569,327	3.38 to 1.79	5,063,635	1.45	1.40 to 1.60	14.89 to 14.67
	12/31/2005		1,809,677	2.94 to 1.56	5,214,665	1.03	1.40 to 1.60	6.23 to 6.02
	12/31/2004		1,404,843	2.77 to 1.48	3,842,376	1.07	1.40 to 1.60	15.09 to 14.86
	12/31/2003		1,242,392	2.40 to 1.28	2,978,171	0.78	1.40 to 1.60	32.72 to 28.47
	12/31/2002		1,222,115	1.81 to 1.81	2,214,029	5.00	1.40	(21.79) to (21.79)
T. Rowe Price Equity Income
	12/31/2006		4,033,353	3.42 to 1.65	13,102,319	1.76	1.40 to 1.60	17.32 to 17.09
	12/31/2005		5,031,750	2.91 to 1.41	14,212,125	1.82	1.40 to 1.60	2.68 to 2.47
	12/31/2004		5,001,720	2.84 to 1.38	13,837,190	1.31	1.40 to 1.60	13.22 to 13.00
	12/31/2003		4,334,573	2.51 to 1.22	10,841,392	0.71	1.40 to 1.60	23.86 to 21.80
	12/31/2002		4,170,994	2.02 to 2.02	8,435,835	1.22	1.40	(14.02) to (14.02)
T. Rowe Price Growth Stock
	12/31/2006		3,216,295	3.39 to 1.53	10,408,065	0.22	1.40 to 1.60	11.82 to 11.60
	12/31/2005		4,097,736	3.03 to 1.37	12,077,369	0.48	1.40 to 1.60	4.70 to 4.50
	12/31/2004		5,041,126	2.89 to 1.31	14,260,806	0.15	1.40 to 1.60	8.34 to 8.12
	12/31/2003		4,695,980	2.67 to 1.21	12,508,962	0.06	1.40 to 1.60	28.96 to 21.34
	12/31/2002		4,327,151	2.07 to 2.07	8,959,015	0.05	1.40	(23.88) to (23.88)
Asset Allocation-Growth
	12/31/2006		7,193,488	1.48 to 1.76	10,638,652	1.17	1.40 to 1.60	14.03 to 13.80
	12/31/2005		4,716,533	1.29 to 1.55	6,118,380	0.50	1.40 to 1.60	10.69 to 10.48
	12/31/2004		1,547,475	1.17 to 1.40	1,817,458	0.08	1.40 to 1.60	12.61 to 12.38
	12/31/2003		316,092	1.04 to 1.25	331,530	0.12	1.40 to 1.60	28.99 to 24.84
	12/31/2002	(1)	18,093	0.81 to 0.81	14,572	0.00	1.40	(19.46) to (19.46)

46

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Asset Allocation-Conservative
	12/31/2006		5,209,797	$1.32 to $1.40	$6,884,250	2.85%	1.40% to 1.60%	7.94% to 7.73%
	12/31/2005		5,298,956	1.22 to 1.30	$6,487,720	2.97	1.40 to 1.60	3.73 to 3.53
	12/31/2004		3,492,695	1.18 to 1.25	4,131,756	0.37	1.40 to 1.60	8.20 to 7.98
	12/31/2003		948,119	1.09 to 1.16	1,031,397	0.12	1.40 to 1.60	21.22 to 15.88
	12/31/2002	(1)	376,743	0.90 to 0.90	337,936	0.00	1.40	(10.30) to (10.30)
Asset Allocation-Moderate
	12/31/2006		7,145,583	1.37 to 1.50	9,848,355	2.80	1.40 to 1.60	9.94 to 9.73
	12/31/2005		5,412,687	1.24 to 1.37	6,779,859	2.05	1.40 to 1.60	5.97 to 5.76
	12/31/2004		2,896,832	1.17 to 1.29	3,440,950	0.27	1.40 to 1.60	9.85 to 9.64
	12/31/2003		745,374	1.07 to 1.18	804,735	0.09	1.40 to 1.60	23.14 to 18.06
	12/31/2002	(1)	280,762	0.87 to 0.87	243,839	0.00	1.40	(13.15) to (13.15)
Asset Allocation-Moderate Growth
	12/31/2006		9,022,009	1.44 to 1.63	13,071,784	1.83	1.40 to 1.60	12.27 to 12.05
	12/31/2005		4,765,017	1.28 to 1.46	6,132,480	1.21	1.40 to 1.60	8.40 to 8.18
	12/31/2004		1,863,097	1.18 to 1.35	2,221,238	0.22	1.40 to 1.60	11.97 to 11.75
	12/31/2003		642,935	1.05 to 1.21	684,226	0.14	1.40 to 1.60	25.41 to 20.59
	12/31/2002	(1)	240,068	0.84 to 0.84	201,635	0.00	1.40	(16.01) to (16.01)
International Moderate Growth
	12/31/2006	(1)	270,381	1.03 to 1.03	279,418	0.00	1.40 to 1.60	3.34 to 3.21
Transamerica U.S. Government Securities-PAM
	12/31/2006		—	1.05 to 1.04	—	2.50	1.40 to 1.60	1.64 to 1.44
	12/31/2005		—	1.03 to 1.03	—	0.00	1.40 to 1.60	0.58 to 0.38
	12/31/2004		—	1.03 to 1.02	—	0.00	1.40 to 1.60	1.48 to 1.28
	12/31/2003	(1)	—	1.01 to 1.01	—	0.00	1.40 to 1.60	1.06 to 1.03
AIM V.I. Capital Appreciation
	12/31/2006	(1)	242,025	0.99 to 0.99	239,089	0.06	1.40 to 1.60	(1.21) to (1.34)
AIM V.I. Core Equity
	12/31/2006		1,062,076	1.40 to 1.54	1,491,208	0.56	1.40 to 1.60	15.09 to 14.87
	12/31/2005		960,122	1.22 to 1.34	1,171,261	1.33	1.40 to 1.60	3.86 to 3.66
	12/31/2004		1,236,456	1.17 to 1.30	1,452,267	0.94	1.40 to 1.60	7.46 to 7.25
	12/31/2003		1,429,195	1.09 to 1.21	1,562,109	0.98	1.40 to 1.60	22.70 to 20.90
	12/31/2002		1,558,620	0.89 to 0.89	1,388,368	0.30	1.40	(16.75) to (16.75)

47

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
AllianceBernstein Growth
	12/31/2006	286,534	$0.70 to $1.50	$205,118	0.00%	1.40% to 1.60%	(2.60)% to (2.79)%
	12/31/2005	666,725	0.72 to 1.54	482,824	0.00	1.40 to 1.60	10.10 to 9.88
	12/31/2004	867,960	0.65 to 1.40	564,769	0.00	1.40 to 1.60	12.94 to 12.72
	12/31/2003	742,843	0.58 to 1.25	427,962	0.00	1.40 to 1.60	32.84 to 24.55
	12/31/2002	599,657	0.43 to 0.43	260,060	0.00	1.40	(29.26) to (29.26)
AllianceBernstein Large Cap Growth
	12/31/2006	1,713,800	0.63 to 1.35	1,079,422	0.00	1.40 to 1.60	(2.01) to (2.20)
	12/31/2005	2,554,891	0.64 to 1.38	1,642,177	0.00	1.40 to 1.60	13.26 to 13.04
	12/31/2004	3,286,556	0.57 to 1.23	1,865,107	0.00	1.40 to 1.60	6.84 to 6.63
	12/31/2003	3,406,261	0.53 to 1.15	1,809,225	0.00	1.40 to 1.60	21.67 to 14.89
	12/31/2002	3,415,352	0.44 to 0.44	1,491,013	0.00	1.40	(31.80) to (31.80)
AllianceBernstein Global Technology
	12/31/2006	1,222,939	0.44 to 1.48	537,416	0.00	1.40 to 1.60	6.89 to 6.68
	12/31/2005	1,794,586	0.41 to 1.39	737,010	0.00	1.40 to 1.60	2.22 to 2.02
	12/31/2004	2,359,354	0.40 to 1.36	947,390	0.00	1.40 to 1.60	3.63 to 3.43
	12/31/2003	2,409,666	0.39 to 1.32	932,001	0.00	1.40 to 1.60	41.80 to 31.72
	12/31/2002	2,363,567	0.27 to 0.27	644,675	0.00	1.40	(42.61) to (42.61)
The Dreyfus Socially Responsible Growth Fund, Inc.
	12/31/2006	300,517	0.67 to 1.37	204,259	0.10	1.40 to 1.60	7.70 to 7.49
	12/31/2005	459,285	0.62 to 1.28	288,432	0.00	1.40 to 1.60	2.19 to 1.99
	12/31/2004	579,287	0.61 to 1.25	352,619	0.39	1.40 to 1.60	4.74 to 4.53
	12/31/2003	558,401	0.58 to 1.20	324,524	0.12	1.40 to 1.60	24.26 to 19.60
	12/31/2002	562,223	0.47 to 0.47	262,947	0.20	1.40	(29.93) to (29.93)
Janus Aspen-Mid Cap Growth
	12/31/2006	2,896,214	0.55 to 1.83	1,630,474	0.00	1.40 to 1.60	11.75 to 11.53
	12/31/2005	3,575,526	0.50 to 1.64	1,794,074	0.00	1.40 to 1.60	10.49 to 10.27
	12/31/2004	3,742,889	0.45 to 1.49	1,683,767	0.00	1.40 to 1.60	18.81 to 18.57
	12/31/2003	3,057,738	0.38 to 1.26	1,156,424	0.00	1.40 to 1.60	32.91 to 25.55
	12/31/2002	2,982,767	0.28 to 0.28	848,770	0.00	1.40	(29.11) to (29.11)
Janus Aspen-Balanced
	12/31/2006	4,075,163	1.16 to 1.34	4,738,492	2.03	1.40 to 1.60	8.89 to 8.68
	12/31/2005	5,239,073	1.07 to 1.23	5,594,936	1.99	1.40 to 1.60	6.18 to 5.97
	12/31/2004	6,385,146	1.00 to 1.16	6,421,870	2.13	1.40 to 1.60	6.79 to 6.58
	12/31/2003	7,343,824	0.94 to 1.09	6,911,795	1.84	1.40 to 1.60	12.15 to 9.14
	12/31/2002	7,190,363	0.84 to 0.84	6,032,211	2.03	1.40	(7.96) to (7.96)

48

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Janus Aspen-Large Cap Growth
	12/31/2006	1,716,976	$0.65 to $1.38	$1,116,430	0.18%	1.40% to 1.60%	9.60% to 9.39%
	12/31/2005	2,209,919	0.59 to 1.27	1,309,860	0.12	1.40 to 1.60	2.58 to 2.38
	12/31/2004	2,759,051	0.58 to 1.24	1,593,181	0.00	1.40 to 1.60	2.76 to 2.56
	12/31/2003	3,023,586	0.56 to 1.21	1,694,593	0.00	1.40 to 1.60	29.68 to 20.53
	12/31/2002	3,395,828	0.43 to 0.43	1,467,663	0.00	1.40	(27.73) to (27.73)
Janus Aspen-International Growth
	12/31/2006	5,329,376	1.27 to 2.97	6,989,035	2.23	1.40 to 1.60	44.61 to 44.33
	12/31/2005	4,073,257	0.88 to 2.06	3,687,429	1.10	1.40 to 1.60	30.12 to 29.87
	12/31/2004	3,670,307	0.68 to 1.58	2,543,381	0.89	1.40 to 1.60	17.04 to 16.81
	12/31/2003	3,106,594	0.58 to 1.35	1,795,174	0.96	1.40 to 1.60	32.68 to 35.48
	12/31/2002	3,366,906	0.44 to 0.44	1,466,425	0.63	1.40	(26.79) to (26.79)
Janus Aspen-Worldwide Growth
	12/31/2006	1,082,436	0.76 to 1.54	818,729	0.84	1.40 to 1.60	16.31 to 16.08
	12/31/2005	1,520,552	0.65 to 1.32	988,556	1.18	1.40 to 1.60	4.11 to 3.91
	12/31/2004	1,812,425	0.62 to 1.27	1,170,437	0.93	1.40 to 1.60	3.08 to 2.88
	12/31/2003	1,709,264	0.61 to 1.24	1,034,812	0.86	1.40 to 1.60	21.97 to 23.91
	12/31/2002	1,793,641	0.50 to 0.50	890,268	0.61	1.40	(26.73) to (26.73)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. These charges range from .25% to .75% of the average contract owner’s account value depending on the options selected. Refer to the product’s prospectus for specific details. Expense ratio(s) for periods of less than one year have been annualized.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns reflect a full twelve month period except for those subaccounts indicated as being a partial year in the Organization and Summary of Significant Accounting Policies footnote and new expense ratios as follows:

Expense Ratio	Inception Date
1.60%	May 1, 2003

49

Transamerica Life Insurance Company Separate Account VA A -

Atlas Portfolio Builder Variable Annuity

Notes to Financial Statements

December 31, 2006

5. Administrative, Mortality, and Expense Risk Charge

Transamerica Life deducts a daily charge equal to an annual rate of 1.25% or 1.45% of the value of the contract owner’s account (depending on the death benefit selected) as a charge for assuming certain mortality and expense risks. Transamerica Life also deducts a daily charge equal to an annual rate of 0.15% of the contract owner’s account for administrative expenses.

6. Income Taxes

Operations of the Mutual Fund Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchaper M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Transamerica Life, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

50

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a) Financial Statements

All required financial statements are included in Part B of this Registration Statement. Note 4.

(b) Exhibits:

(1)	(a)	Resolution of the Board of Directors of PFL Life Insurance Company authorizing establishment of the Separate Account. Note 1.

(2)		Not Applicable.

(3)	(a)	Form of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and on the behalf of the Separate Account, and AEGON USA Securities, Inc. Note 1.

	(a)(1)	Form of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and on behalf of the Separate Account and AFSG Securities Corporation. Note. 4.

(3)	(a)(2)	Termination of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and or the behalf of the Separate Account, and AEGON USA Securities, Inc. Note 5.

(3)	(a)(3)	Amended and Reinstated Principal Underwriting Agreement. Note 24.

(3)	(a)(4)	Amendment No. 8 to the Amended and Reinstated Principal Underwriting Agreement. Note 25.

	(b)	Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 4.

(4)		Form of Policy for the Atlas Portfolio Builder Variable Annuity. Note 3.

(4)	(b)	Form of Policy Rider (Beneficiary Earnings Enhancement). Note 10.

(4)	(c)	Form of Policy Rider (Managed Annuity Program). Note 11.

(4)	(d)	Form of Policy Rider (Beneficiary Earnings Enhancement—Extra). Note 13.

(4)	(e)	Form of Policy Rider (GPS). Note 17.

(4)	(f)	Form of Policy Rider (5 for Life). Note 20.

(5)		Form of Application for the Atlas Portfolio Builder Variable Annuity. Note 3.

(5)	(a)	Form of Application. Note 13.

	(b)	Form of Application. Note 15.

(6)	(a)	Articles of Incorporation of PFL Life Insurance Company. Note 1.

	(b)	ByLaws of PFL Life Insurance Company. Note 1.

(7)		Not Applicable.

(8)	(a)	Participation Agreement by and between PFL Life Insurance Company and Atlas Insurance Trust. Note 4.

(8)	(b)	Participation Agreement by and between PFL Life Insurance Company and Dreyfus Variable Investment Fund. Note 1.

(8)	(c	)(1)	Participation Agreement by and between PFL Life Insurance Company and the Endeavor Series Trust. Note 2.

	(c	)(2)	Amended Schedule A to Participation Agreement. Note 3.

(8)	(c	)(3)	Amendment to Schedule A of the Participation Agreement by and between PFL Life Insurance Company and Endeavor Series Trust. Note 8

(8)	(c	)(4)	Form of Termination of Participation Agreement among Transamerica Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, on their own behalf and on behalf of their separate accounts, Endeavor Series Trust and Endeavor Management Co. Note 12.

(8)	(d	)	Participation Agreement by and between PFL Life Insurance Company and Federated Insurance Series. Note 3.

(8)	(d	)(1)	Amended Exhibit A and Exhibit B to Participation Agreement. Note 16.

(8)	(e	)(1)	Participation Agreement by and between PFL Life Insurance Company and WRL Series Funds, Inc., and addendums thereof. Note 4.

	(e	)(2)	Amended Schedule A to Participation Agreement. Note 3.

(8)	(e	)(3)	Amendment No. 12 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., and Peoples Benefit Life Insurance Company. Note 6

(8)	(e	)(4)	Form of Amendment No. 20 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 12.

(8)	(e	)(5)	Amendment No. 31 to Participation Agreement (ATST) Note 19.

(8)	(e	)(6)	Amendment No. 32 to Participation Agreement (ATST) Note 20

(8)	(f	)	Participation Agreement by and among AIM Variable Insurance Funds, Inc., PFL Life Insurance Company, and AFSG Securities Corporation. Note 7

(8)	(f	)(1)	Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., PFL Life Insurance Company, AFSG Securities Corporation. Note 7

(8)	(g	)	Participation Agreement by and among Alliance Variable Products Series Fund, Inc., PFL Life Insurance Company, AFSG Securities Corporation. Note 7

(8)	(h	)	Participation Agreement by and among Janus Aspen Series and PFL Life Insurance Company. Note 7

(8)	(h	)(1)	Amendment No. 2 to Participation Agreement by and between Janus Aspen Series and PFL Life Insurance Company. Note 8

(9)	(a	)	Opinion and Consent of Counsel. Note 25.

(9)	(b	)	Consent of Counsel. Note 25.

(10)	(a	)	Consent of Independent Registered Public Accounting Firm. Note 25.

	(b	)	Opinion and Consent of Actuary. Note 22.

(11)			Not applicable.

(12)			Not applicable.

(13)			Performance Data Calculations. Note 22.

(14)

Powers of Attorney. Note 1. (Patrick S. Baird, Craig D. Vermie, William L. Busler, Douglas C. Kolsrud, Robert J. Kontz, Brenda K. Clancy.) Note 5. Larry N. Norman Note 9. Bart Herbert, Jr. (Christopher H. Garrett, Arthur C. Shneider.) Note 14. (Ron L. Ziegler) Note 18. (James A. Beardsworth) Note 21.

(Ron L. Ziegler, Larry N. Norman, Craig D. Vermie, Arthur C. Schneider, Eric J. Martin, Brenda K. Clancy, and James A. Beardsworth) Note 25.

Note 1.	Filed with initial Registration Statement on Form N-4 (File No. 333-26209) on April 30, 1997.

Note 2.	Incorporated by reference to the Endeavor Series Trust Post-Effective Amendment #14, Exhibit No. 6, (File No. 33-27352), filed on April 29, 1996.

Note 3.	Filed with Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-26209) on July 28, 1997.

Note 4.	Filed with Post-Effective Amendment No. 1 on Form N-4 (File No. 333-26209) on April 29, 1998.

Note 5.	Filed with Post-Effective Amendment No. 2 on Form N-4 (File No. 333-26209) on April 28, 1999.

Note 6.	Filed with the Initial filing of Form N-4 Registration Statement for the Access Variable Annuity (File No. 333-94489) on January 12, 2000.

Note 7.	Filed with Post-Effective Amendment No. 3 to this Form N-4 Registration Statement (File No. 333-26209) on April 28, 2000.

Note 8.	Filed with Post-Effective Amendment No. 4 to this Form N-4 Registration Statement (File No. 333-26209) on October 3, 2000.

Note 9.	Filed with Post-Effective Amendment No. 6 to this Form N-4 Registration Statement (File No. 333-26209) on April 30, 2001.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-7509) on April 30, 2001.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 33-33085) on October 2, 2001.

Note 12.	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-26209) on April 29, 2002.

Note 13.	Incorporated herein by reference to Pre-Effective Amendment No.2 to Form N-4 Registration Statement (File No. 333-87792) on July 15, 2002.

Note 14.	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-26209) on February 24, 2003.

Note 15.	Filed with Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-26209) on April 29, 2003.

Note 16.	Filed with Post-Effective Amendment No. 14 to this Form N-4 Registration Statement (File No. 333-26209) on April 29, 2004.

Note 17.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-112089) on January 22, 2004.

Note 18.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-116562) on June 17, 2004.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-109580) on January 7, 2005.

Note 20.	Filed with Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-26209) on April 28, 2005.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 38 to Form N-4 Registration Statement (File No. 33-33085) on September 12, 2005.

Note 22.	Filed with Post-Effective Amendment No.16 to Form N-4 Registration Statement (File No. 333-26209) dated April 26, 2007.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-110049) dated December 26, 2006.

Note 24.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-98891) dated August 29, 2002.

Note 25.	Filed herewith

Item 25.    Directors and Officers of the Depositor

Name and Business Address	Principal Positions and Offices with Depositor
Larry N. Norman 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director, President, and Chairman of the Board

Ron L. Ziegler 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director and Vice President

Craig D. Vermie 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, Secretary and General Counsel

Arthur C. Shneider 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director, Chief Tax Officer, and Senior Vice President

Eric J. Martin 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Vice President and Corporate Controller

Brenda K. Clancy 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director, Executive Vice President, and Chief Operations Officer

James A. Beardsworth 4333 Edgewood Rd N.E. Cedar Rapids, IA 52499-0001	Treasurer and Senior Vice President

Item 26. Persons Controlled by or under Common Control With the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

Academy Insurance Group, Inc.	Delaware	100% Commonwealth General Corporation	Holding company

ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company

AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment adviser

AEGON Dealer Services Canada, Inc.	Canada	100% 1490991 Ontario Limited	Mutual fund dealership

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	100% Monumental Life Insurance Company	Marketing company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets plc

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.72% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company

AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transemorica Coporation	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Co.	Investment advisor

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

As of 1/1/2007	Page 1

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company

AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Broker-Dealer

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ammest Realty Corporation	Texas	100% Monumental Life Insurance Company	Special-purpose subsidiary

Ampac Insurance Agency, Inc. (EIN 23-1720755)	Pennsylvania	100% Commonwealth General Corporation	Provider of management support services

Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent

Apple Partners of Iowa LLC	Iowa	Members: 58.13% Monumental Life Insurance Company; 41.87% Peoples Benefit Life Insurance Company	Hold title on Trustee’s Deeds on secured property

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property

AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company

AUSA Merger Sub, Inc.	Delaware	100% AUSA Holding Company	Special purpose

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business

Bankers Financial Life Ins. Co.	Arizona	100% Voting Common Stock - First AUSA Life Insurance Co. Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.	Insurance

Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Benefit Plans, Inc.	Delaware	100% Commonwealth General Corporation	Inactive

As of 1/1/2007	Page 2

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
BF Equity LLC	New York	100% RCC North America LLC	Real estate

Buena Sombra Insurance Agency, Inc.	Maryland	91,790 shares of common stock owned by Commonwealth General Corporation; 8,210 shares of common stock owned by Peoples Benefit Life Insurance Company	Insurance agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 10 shares of common stock owned by Commonwealth General Corporation	Holding company

Capital Liberty, L.P.	Delaware	99.0% Monumental Life Insurance Company (Limited Partner); 1.0% Commonwealth General Corporation (General Partner)	Holding company

Commonwealth General Corporation (“CGC”)	Delaware	100% AEGON U.S. Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Colonial Plaza, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Rockbeach, Inc	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

As of 1/1/2007	Page 3

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Force Financial Group, Inc.	Delaware	100% Academy Insurance Group, Inc.	Special-purpose subsidiary

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments

Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments

Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-affiliate of AEGON (99.99%)	Investments

As of 1/1/2007	Page 4

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investmetns VII, LLC (0.01%); Washington Mutual Bank, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	100% Garnet Community Investments IX, LLC	Investments

Garnet LIHTC Fund X, LLC	Delaware	100% Garnet Community Investments X, LLC	Investments

Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments

Garnet LIHTC Fund XII, LLC	Delaware	100% Garnet Community Investments XII, LLC	Investments

Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company

GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company

Great Companies, L.L.C.	Iowa	100% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

InterSecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Investment Advisors International, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Investment advisor

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote. First AUSA Life Insurance Co.	Insurance

JMH Operating Company, Inc.	Mississippi	100% People’s Benefit Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

As of 1/1/2007	Page 5

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance

LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Maryland	73.23% Capital General Development Company; 26.77% First AUSA Life Insurance Company	Insurance Company

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company

National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency

NEF Investment Company	Calfornia	100% TOLIC	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Life Insurance Company	Iowa	76.3% Monumental Life Insurance Company; 20% Capital Liberty, L.P.; 3.7% CGC	Insurance Company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Insurance Company	Special-purpose subsidiary

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% owned by TOLIC	Special purpose corporation

Quest Membership Services, Inc.	Delaware	100% Commonwealth General Corporation	Travel discount plan

RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate

RCC Properties Limited Partnership	Iowa	AEGON USA Realty Advisors, Inc. is General Partner and 5% owner; all limited partners are RCC entities within the RCC group	Limited Partnership

As of 1/1/2007	Page 6

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Co.; 23% TOLIC; 1% Stonebridge Life Insurance Co.; 11% LIICA; 14% PBLIC; 5% MLIC	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 32% owned by Peoples Benefit Life Insurance Company; 10% owned by Transamerica Occidental Life Insurance Company; 9.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment

Real Estate Alternatives Portfolio 4HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 22% owned by Monumental Life Insurance Company; 10% owned by Peoples Benefit Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 22% owned by Monumental Life Insurance Company; 10% owned by Peoples Benefit Life Insurance Company; 4% owned by Transamerica Financial Life Ins	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partners: Trransamerica Products, Inc.; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

As of 1/1/2007	Page 7

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

South Glen Apartments, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Limited liability company

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock AEGON USA, Inc.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge International Marketing Ltd.	UK	100% Cornerstone International Holdings Ltd.	Marketing

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBC III, Inc.	Delaware	100% TFCFC Asset Holdings, Inc.	Special purpose corporation

TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC

TFC Properties, Inc.	Delaware	100% Transamerica Corporation	Holding company

The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware		Voting Trust

The Insurance Agency for the American Working Family, Inc.	Maryland	100% Veterans Life Insurance Company	Insurance

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership

As of 1/1/2007	Page 8

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Annuity Service Corporation	New Mexico	100% TSC	Performs services required for structured settlements

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica China Investments Holdings Limited	Hong Kong	99% TOLIC	Holding company

Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

Transamerica Direct Marketing Group, Mexico S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

Transamerica Direct Marketing Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

Transamerica Direct Marketing Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International N.V.	Marketing company

Transamerica Direct Marketing Taiwan, Ltd.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

Transamerica Direct Marketing (Thailand), Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remiaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% TSC	Broker/dealer

Transamerica Financial Institutions,Inc.	Minnesota	100% AEGON Financial Services Group,Inc.	Inactive

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance

Transamerica Financial Resources Ins. Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Advisors, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns - 23%	Fund advisor

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

As of 1/1/2007	Page 9

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica IDEX Mutual Funds	Delaware	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance

Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company

Transamerica Investors, Inc.	Maryland	Maintains advisor status	Advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda—will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance

Transamerica Marketing E Correctora De Seguros De Vida Do Brazil Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company

Transamerica Mezzanine Financing Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica Products, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments

As of 1/1/2007	Page 10

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica Service Company; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance

Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance

Transamerica Products, Inc. (“TPI”)	California	100% TSC	Holding company

Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company

Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Communities S.F., Inc.	Delaware	100% TFC Properties, Inc.	Inactive

Transamerica Retirement Communities S.J., Inc.	Delaware	100% TFC Properties, Inc.	Inactive

Transamerica Securities Sales Corp.	Maryland	100% TSC	Life insurance sales

Transamerica Service Company (“TSC”)	Delaware	100% TIHI	Holding company

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of admin. services

United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Furniture & equipment lessor

Veterans Insurance Services, Inc.	Delaware	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

Veterans Life Insurance Company	Illinois	100% AEGON USA, Inc.	Insurance company

Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive

Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

As of 1/1/2007	Page 11

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

As of 1/1/2007	Page 12

Item 27.    Number of Contract Owners.

As of February 28, 2007, there were 4,541 Owners of the Policies.

Item 28.    Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Peoples Benefit Life Insurance Company Separate Account I, Peoples Benefit Life Insurance Company Separate Account II and Peoples Benefit Life Insurance Company Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA WM. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for AEGON/Transamerica Series Trust, Transamerica IDEX Mutual Funds and Transamerica Investors, Inc.

(b) Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Phillip S. Eckman	(2)	Director
Paula G. Nelson	(3)	Director, Chief Executive Officer and President
Larry N. Norman	(1)	Director
John Mallett	(1)	Director
Linda S. Gilmer	(1)	Executive Vice President – Finance
Frank A. Camp	(1)	Corporate Secretary
Michael W. Brandsma	(3)	Managing Director and Executive Vice President
Jay A. Hewitt	(2)	Managing Director and Executive Vice President
Robert R. Frederick	(1)	Managing Director and Executive Vice President
Lon J. Olejniczak	(1)	Managing Director and Executive Vice President
Courtney A. John	(3)	Chief Compliance Officer
Carol A. Sterlacci		Vice President
Darin D. Smith	(1)	Assistant Vice President
Brenda L. Smith		Assistant Vice President
Priscilla I. Hechler	(4)	Assistant Vice President and Assistant Secretary
Arthur D. Woods	(4)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Frank J. Rosa	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Amy Boyle	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President

(1) 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2) 600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(3) 4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(4) 570 Carillon Parkway, St. Petersburg, FL 33716

(5) 1111 North Charles Street, Baltimore, MD 21201

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(2)	Compensation on Redemption	Brokerage Commissions	Compensation
AFSG Securities Corporation(1)	$774,083	0	0	0
Transamerica Capital, Inc.	0	0	0	0

(1) Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

(2) Fiscal Year 2006

Item 30.    Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.    Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.    Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d) Transamerica Life Insurance Company hereby represents that the fees and changes deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.

Section 403(b) Representations

Transamerica represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Texas Orp Representation

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) - (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 23 day of April , 2007.

SEPARATE ACCOUNT VA A

TRANSAMERICA LIFE INSURANCE COMPANY
Depositor

*
Larry N. Norman
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Ron L. Ziegler	Director and Vice President	,2007

* Larry N. Norman	Director, Chairman of the Board, and President	,2007

* Craig D. Vermie	Director, Senior Vice President, General Counsel Secretary	,2007

* Arthur C. Schneider	Director, Chief Tax Officer, and Senior Vice President	,2007

* Eric J. Martin	Vice President and Corporate Controller	,2007

* Brenda K. Clancy	Director, Executive Vice President, and Chief Operations Officer	,2007

* James A. Beardsworth	Treasurer and Senior Vice President	,2007

/s/ Darin D. Smith * By: Darin D. Smith	Attorney-in-Fact pursuant to powers of attorney filed previously and herewith	April 23, 2007

Registration No.

333 - 26209

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

SEPARATE ACCOUNT VA A

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*
(3)(a)(4)	Amendment No. 8 to the Amended and Reinstated Principal Underwriting Agreement
(9)(a)	Opinion and Consent of Counsel

(9)(b)	Consent of Counsel

(10)(a)	Consent of Independent Registered Public Accounting Firm

14	Powers of Attorney

*	Page numbers included only in manually executed original.